UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-05349

Goldman Sachs Trust

(Exact name of registrant as specified in charter)

71 South Wacker Drive, Chicago, Illinois 60606

(Address of principal executive offices) (Zip code)

Caroline Kraus, Esq.	Copies to:
Goldman, Sachs & Co.	Geoffrey R.T. Kenyon, Esq.
200 West Street	Dechert LLP
New York, New York 10282	100 Oliver Street
40th Floor
Boston, MA 02110-2605

(Name and address of agents for service)

Registrant’s telephone number, including area code: (312) 655-4400

Date of fiscal year end: March 31

Date of reporting period: September 30, 2013

ITEM 1.	REPORTS TO STOCKHOLDERS.

The Semi-Annual Report to Stockholders is filed herewith.

Goldman Sachs Funds

Semi-Annual Report	September 30, 2013

Short Duration and Government Fixed Income Funds
Enhanced Income
Government Income
High Quality Floating Rate
Inflation Protected Securities
Short Duration Government
Short Duration Income

Goldman Sachs Short Duration and Government Fixed Income Funds

■	ENHANCED INCOME

■	GOVERNMENT INCOME

■	HIGH QUALITY FLOATING RATE

■	INFLATION PROTECTED SECURITIES

■	SHORT DURATION GOVERNMENT

■	SHORT DURATION INCOME

TABLE OF CONTENTS

Principal Investment Strategies and Risks	1

Investment Process	3

Market Review	4

Portfolio Management Discussions and Performance Summaries	7

Schedules of Investments	36

Financial Statements	76

Financial Highlights	84

Notes to Financial Statements	96

Other Information	123

NOT FDIC-INSURED	May Lose Value	No Bank Guarantee

GOLDMAN SACHS SHORT DURATION AND GOVERNMENT FIXED INCOME FUNDS

Principal Investment Strategies and Risks

This is not a complete list of risks that may affect the Funds. For additional information concerning the risks applicable to the Funds, please see the Funds’ Prospectuses.

The Goldman Sachs Enhanced Income Fund invests primarily in a portfolio of U.S. dollar denominated fixed income securities, including non-mortgage U.S. government securities, corporate notes, commercial paper, fixed and floating rate asset-backed securities and foreign securities. The Fund’s investments in fixed income securities are subject to the risks associated with debt securities generally, including credit, liquidity and interest rate risk. Any guarantee on U.S. government securities applies only to the underlying securities of the Fund if held to maturity and not to the value of the Fund’s shares. Foreign investments may be more volatile and less liquid than investments in U.S. securities and are subject to the risks of adverse economic or political developments. Derivative instruments may involve a high degree of financial risk. These risks include the risk that a small movement in the price of the underlying security or benchmark may result in a disproportionately large movement, unfavorable or favorable, in the price of the derivative instrument; the risk of default by a counterparty; and liquidity risk. At times, the Fund may be unable to sell certain of its illiquid investments without a substantial drop in price, if at all.

The Goldman Sachs Government Income Fund invests primarily in U.S. government securities and in repurchase agreements collateralized by such securities. The Fund’s investments in fixed income securities are subject to the risks associated with debt securities generally, including credit, liquidity and interest rate risk. The Fund’s net asset value and yield are not guaranteed by the U.S. government or by its agencies, instrumentalities or sponsored enterprises. Any guarantee on U.S. government securities applies only to the underlying securities of the Fund if held to maturity and not to the value of the Fund’s shares. Investments in mortgage-backed securities are also subject to prepayment risk (i.e., the risk that in a declining interest rate environment, issuers may pay principal more quickly than expected, causing the Fund to reinvest proceeds at lower prevailing interest rates). Derivative instruments may involve a high degree of financial risk. These risks include the risk that a small movement in the price of the underlying security or benchmark may result in a disproportionately large movement, unfavorable or favorable, in the price of the derivative instrument; the risk of default by a counterparty; and liquidity risk (i.e., the risk that an investment may not be able to be sold without a substantial drop in price, if at all).

The Goldman Sachs High Quality Floating Rate Fund invests primarily in high quality floating rate or variable rate obligations, and the Fund considers “high quality” obligations to be (i) those rated AAA or Aaa by a nationally recognized statistical rating organization at the time of purchase (or, if unrated, determined by the Investment Adviser to be of comparable quality), and (ii) U.S. government securities, including mortgage-backed securities, and repurchase agreements collateralized by U.S. government securities. The Fund’s investments in fixed income securities are subject to the risks associated with debt securities generally, including credit, liquidity and interest rate risk. Any guarantee on U.S. government securities applies only to the underlying securities of the Fund if held to maturity and not to the value of the Fund’s shares. Investments in mortgage-backed securities are also subject to prepayment risk (i.e., the risk that in a declining interest rate environment, issuers may pay principal more quickly than expected, causing the Fund to reinvest proceeds at lower prevailing interest rates). Foreign investments may be more volatile and less liquid than investments in U.S. securities and are subject to the risks of adverse economic or political developments. Derivative instruments may involve a high degree of financial risk. These risks include the risk that a small movement in the price of the underlying security or benchmark may result in a disproportionately large movement, unfavorable or favorable, in the price of the derivative instrument; the risk of default by a counterparty; and liquidity risk. At times, the Fund may be unable to sell certain of its illiquid investments without a substantial drop in price, if at all.

GOLDMAN SACHS SHORT DURATION AND GOVERNMENT FIXED INCOME FUNDS

The Goldman Sachs Inflation Protected Securities Fund invests primarily in inflation protected securities (IPS) of varying maturities issued by the U.S. Treasury and other U.S. and non-U.S. Government agencies and corporations. Fixed income securities are subject to the risks associated with debt securities generally, including credit, liquidity and interest rate risk. IPS are fixed income securities whose interest and principal payments are periodically adjusted according to the rate of inflation. The market value of IPS is not guaranteed, and will fluctuate in response to changes in real interest rates. The market for IPS may be less developed or liquid, and more volatile, than certain other securities markets. If deflation were to occur, IPS would likely decline in price. Any guarantee on U.S. government securities applies only to the underlying securities of the Fund if held to maturity and not to the value of the Fund’s shares.

The Goldman Sachs Short Duration Government Fund invests primarily in U.S. government securities and in repurchase agreements collateralized by such securities. The Fund’s investments in fixed income securities are subject to the risks associated with debt securities generally, including credit, liquidity and interest rate risk. The Fund’s net asset value and yield are not guaranteed by the U.S. government or by its agencies, instrumentalities or sponsored enterprises. Any guarantee on U.S. government securities applies only to the underlying securities of the Fund if held to maturity and not to the value of the Fund’s shares. Investments in mortgage-backed securities are also subject to prepayment risk (i.e., the risk that in a declining interest rate environment, issuers may pay principal more quickly than expected, causing the Fund to reinvest proceeds at lower prevailing interest rates). Derivative instruments may involve a high degree of financial risk. These risks include the risk that a small movement in the price of the underlying security or benchmark may result in a disproportionately large movement, unfavorable or favorable, in the price of the derivative instrument; the risk of default by a counterparty; and liquidity risk. At times, the Fund may be unable to sell certain of its illiquid investments without a substantial drop in price, if at all.

The Goldman Sachs Short Duration Income Fund invests primarily in U.S. or foreign fixed income securities, including U.S. government securities, corporate debt securities, collateralized loan obligations, agency and privately issued mortgage-backed securities, asset-backed securities, high yield non-investment grade securities, bank loans and emerging countries debt. Investments in fixed income securities are subject to the risks associated with debt securities generally, including credit, liquidity, interest rate, call and extension risk. Any guarantee on U.S. government securities applies only to the underlying securities of the Fund if held to maturity and not to the value of the Fund’s shares. Investments in mortgage-backed securities are also subject to prepayment risk (i.e., the risk that in a declining interest rate environment, issuers may pay principal more quickly than expected, causing the Fund to reinvest proceeds at lower prevailing interest rates). High yield, lower rated investments involve greater price volatility and present greater risks than higher rated fixed income securities. Indirect loan participations may subject the Fund to greater delays, expenses and risks than direct obligations in the case that a borrower fails to pay scheduled principal and interest. Foreign and emerging markets investments may be more volatile and less liquid than investments in U.S. securities and are subject to the risks of currency fluctuations and adverse economic and political developments. Derivative instruments may involve a high degree of financial risk. These risks include the risk that a small movement in the price of the underlying security or benchmark may result in a disproportionately large movement, unfavorable or favorable, in the price of the derivative instrument; risks of default by a counterparty; and liquidity risk (i.e., the risk that an investment may not be able to be sold without a substantial drop in price, if at all). The Fund’s use of derivatives may result in leverage, which can make the Fund more volatile. The Fund’s investments in other investment companies subject it to additional expenses. The Fund may be more sensitive to adverse economic, business or political developments if it invests a substantial portion of its assets in bonds of similar projects or in particular types of municipal securities.

GOLDMAN SACHS SHORT DURATION AND GOVERNMENT FIXED INCOME FUNDS

What Differentiates Goldman Sachs Asset Management’s Fixed Income Investment Process?

At Goldman Sachs Asset Management, L.P. (“GSAM”), the goal of our fixed income investment process is to provide consistent, strong performance by actively managing our portfolios within a research-intensive, risk-managed framework.

A key element of our fixed income investment philosophy is to evaluate the broadest global opportunity set to capture relative value across sectors and instruments. Our globally integrated investment process involves managing dynamically along the risk/return spectrum, as we continue to develop value-added strategies through:

■	Assess relative value among securities and sectors

■	Leverage the vast resources of GSAM in selecting securities for each portfolio

■	Team approach to decision making

■	Manage risk by avoiding significant sector and interest rate bets

■	Careful management of yield curve strategies — while closely managing portfolio duration

Fixed Income portfolios that:

■	Include domestic and global investment options, income opportunities, and access to areas of specialization such as high yield

■	Capitalize on GSAM’s industry-renowned credit research capabilities

■	Use a risk-managed framework to seek total return, recognizing the importance of investors’ capital accumulation goals as well as their need for income

MARKET REVIEW

Goldman Sachs Short Duration and Government Fixed Income Funds

Market Review

Expectations that the U.S. Federal Reserve (the “Fed”) might taper its asset purchases via its quantitative easing program primarily drove global fixed income market performance during the six months ended September 30, 2013 (the “Reporting Period”).

When the Reporting Period began in April 2013, spread, or non-government bond, sectors were performing well, as investors sought higher yielding assets in the artificially low interest rate environment created by accommodative monetary policies of central banks around the world. The Fed, for example, maintained its quantitative easing program, through which it purchased approximately $85 billion of U.S. Treasury and mortgage-backed securities every month. In early May 2013, the European Central Bank (“ECB”) cut its main policy interest rate by 25 basis points to a record low 0.50%, citing weak Eurozone economic growth and slowing inflation. (A basis point is 1/100th of a percentage point.)

Meanwhile, U.S. economic data strengthened in late April and through May 2013, led by robust housing data and an improved employment picture. The strengthening trend prompted the Fed in mid-May 2013 to signal a possible reduction, or tapering, of its asset purchases later in 2013. In response to Fed Chair Bernanke’s testimony, government bond yields rose substantially, while spread sectors grew more volatile, reflecting widespread uncertainty over how markets might function should the Fed indeed withdraw support.

In June 2013, bond investors focused on the U.S. economy and stronger than expected payrolls data, which reinforced expectations the Fed would start tapering its quantitative easing purchases during 2013. Government bond yields continued to rise, as the June Fed meeting and press conference were more hawkish than expected. Spread sectors remained volatile. Meanwhile, European economic data improved, with modest increases in the Eurozone Purchasing Managers indices (“PMI”) and accelerating expansion in the U.K. Japan’s economy continued to respond positively to the policies of its government and central bank. In contrast, China’s economic data raised concerns about the duration and extent of that nation’s slowdown.

During July 2013, the Fed’s tilt toward a reduction in asset purchases continued to drive volatility in the global fixed income markets broadly. Debate over the successor to Fed Chair Bernanke introduced new concerns about future Fed policy. Government bond yields rose during July and continued to climb in August 2013 on speculation that Lawrence Summers, not Fed Vice Chair Janet Yellen, might be the frontrunner. It was widely believed the Fed would become more hawkish under Summers. In the Eurozone, economic data suggested the region had pulled itself out of an extended recessionary period, with manufacturing activity pointing to an expansion for the first time in two years. Elsewhere, China showed signs of modest growth in its industrial and export sectors, suggesting to many that Chinese policymakers would likely be successful in engineering a soft landing for China’s economic slowdown. Meanwhile, in Japan, Prime Minister Abe’s Liberal Democratic Party won an expected but resounding victory in its upper house parliamentary election, allowing the Prime Minister to proceed with the structural reforms outlined in his economic policy.

In mid-September 2013, the Fed surprised the financial markets by announcing it would delay tapering of its quantitative easing program asset purchases, citing concerns about the strength of the U.S. economic recovery and the pressures of fiscal tightening, including tax increases that took effect at the beginning of 2013 and federal spending cuts known as sequestration. Volatility in the spread sectors subsided on the unexpected decision and on the implication the Fed’s commitment to an accommodative monetary policy would persist. Also in September

MARKET REVIEW

2013, Lawrence Summers withdrew himself from consideration as the next Fed Chair. (In October 2013, after the end of the Reporting Period, President Obama nominated Janet Yellen for the post.) However, such reduced volatility in the fixed income markets was short lived. Toward the end of the month, U.S. lawmakers did not reach agreement on a bill to keep the federal government funded after September 30, 2013, which led to the first U.S. government shutdown in 17 years. In the Eurozone, German Chancellor Angela Merkel secured a third term, though her Christian Democratic Union fell just short of an absolute majority, and she had to seek a coalition partner. The Italian government under Prime Minister Enrico Letta received a vote of confidence as former Prime Minister Silvio Berlusconi backed down on a threat to destabilize the ruling coalition in Italy due to a lack of support from his Freedom People party. More broadly, global PMI improved in September 2013, with Asia, Europe and the U.S. all demonstrating month-over-month expansion in manufacturing activity, suggesting to many that the worldwide economic recovery was ongoing.

For the Reporting Period overall, high yield corporate bonds posted the strongest performance within the fixed income market. Mortgage-backed securities, investment grade corporate bonds and commercial mortgage-backed securities also outperformed U.S. Treasury securities during the Reporting Period, but more modestly so. Sovereign emerging market debt was weakest within the fixed income market, as the combination of anticipation of the Fed tapering its quantitative easing program, U.S. economic growth outpacing emerging markets economic growth, and worries over an economic slowdown in China drove a sell-off in the sector during the Reporting Period. Agency securities and asset-backed securities also trailed U.S. Treasury returns, albeit more modestly. Meanwhile, U.S. Treasury yields rose during the Reporting Period across the yield curve, or spectrum of maturities. The yield on the bellwether 10-year U.S. Treasury rose approximately 75 basis points to 2.61% . Overall, the U.S. Treasury yield curve steepened during the Reporting Period, with rates on longer-term maturities increasing more than those on shorter-term maturities.

Looking Ahead

At the end of the Reporting Period, the U.S., in our view, was making good progress on the path to sustainable economic growth, and other major economies seemed to be joining the upswing. Leading economic indicators showed broad-based improvement in economic activity, especially in Europe. Going forward, we believe the combination of improving economic growth and ongoing monetary policy accommodation should be positive for spread sector performance. Further, credit fundamentals remained solid at the end of the Reporting Period, including a low number of defaults and strong balance sheets in the corporate sector. Though leverage has increased and merger and acquisition activity has risen, corporate behavior remains moderate, in our view, compared to that seen in the years before the financial crisis. On the other hand, strengthening economic growth, we believe, may well maintain upward pressure on core government yields, particularly in the U.S. (Remember, there is usually an inverse relationship between bond prices and yield movements, so that bond prices fall when yields rise and vice versa.)

The durability of economic growth outside the U.S. is still unclear. Whereas in the U.S., private sector strength has been offsetting temporary headwinds, such as weak capital expenditure and fiscal tightening, the same quality of growth is not yet evident elsewhere. Improvement in the economies of Eurozone peripheral nations has been coming from a low

MARKET REVIEW

level, and demand remains weak across the region overall. In Japan, the initial benefits from the yen’s steep decline — the result of government and central bank policy — appeared to be subsiding at the end of the Reporting Period, and the prospects for effective corporate reform remained in doubt. China’s economic rebound, in our opinion, has been mainly due to renewed investment, demonstrating policymakers’ determination to hit their 7% to 7.5% economic growth target. However, we are concerned about rising inventories and the softening of policies meant to restrain credit growth in China, which could increase the risk of crisis over the longer term, with possible spillover to the emerging markets broadly. That said, we think the emerging markets are better positioned than in the past to weather shocks, with greater economic growth, lower debt and tighter fiscal policy than many developed countries. At the same time, we expect emerging market debt returns to become more varied in the months ahead according to the strengths and weaknesses of individual economies. Such weaknesses include current account deficits, high foreign liabilities and excessive credit growth.

At the end of the Reporting Period, global liquidity remained quite strong, in our view. Eurozone and U.K. central banks were officially biased to keep interest rates low, and we think the European Central Bank may offer more special loans going forward. The Bank of Japan could ramp up quantitative easing to offset tax hikes next year, and the Fed continues to buy $85 billion of securities per month. While the Fed’s actions and statements suggest the normalization process of monetary policy will likely be gradual, we consider that process to be underway and expect a reduction in its asset purchases by early 2014.

PORTFOLIO RESULTS

Goldman Sachs Enhanced Income Fund

Investment Objective

The Fund seeks to generate return in excess of traditional money market products while maintaining an emphasis on preservation of capital and liquidity.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs U.S. Fixed Income Investment Management Team discusses the Goldman Sachs Enhanced Income Fund’s (the “Fund”) performance and positioning for the six-month period ended September 30, 2013 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, B, Institutional, Administration and IR Shares generated cumulative total returns, without sales charges, of -0.04%, -0.40%, 0.13%, 0.00% and -0.02%, respectively. These returns compare to the 0.14% cumulative total return of the Goldman Sachs Enhanced Income Fund Composite Index (the “Enhanced Income Composite”) during the same period. The Enhanced Income Composite is comprised 50% of the BofA Six-Month U.S. Treasury Bill Index and 50% of the BofA One-Year U.S. Treasury Note Index, which generated cumulative total returns of 0.11% and 0.17%, respectively, over the same time period.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	Both top-down and bottom-up strategies had an impact on the Fund’s performance during the Reporting Period. Within our top-down strategies, our duration and yield curve positioning strategy detracted from the Fund’s results during the Reporting Period. Duration is a measure of the Fund’s sensitivity to changes in interest rates. Yield curve indicates the spectrum of maturities within a particular sector. On the other hand, our cross-sector strategy contributed positively to the Fund’s results during the Reporting Period. Our cross-sector strategy is one in which we invest Fund assets across a variety of fixed income sectors, including some that may not be included in the Fund’s benchmark. Bottom-up individual issue selection amongst asset-backed securities and government/agency securities also boosted results.

Q	Which fixed income market sectors most significantly affected Fund performance?

A	While our cross-sector strategy contributed positively to the Fund’s results during the Reporting Period overall, the Fund’s exposure to asset-backed securities detracted from results as did exposure to U.S. swap spreads. (Swap spreads are defined as the difference between the swap rate on a contract and the yield on a government bond of the same maturity. It is used to represent the risk associated with the investment, since changes in interest rates will ultimately affect return. Swap spreads are based on LIBOR rates, the creditworthiness of the swap’s parties, and other economic factors that could influence the terms of the investment’s interest rates.) On the positive side, positioning in corporate bonds and covered bonds helped the Fund’s results most. (Covered bonds are debt securities backed by cash flows from mortgage loans or public sector loans.) An allocation to corporate bonds benefited the Fund, as the sector performed well during the Reporting Period. Underlying credit fundamentals remained solid, with high profit margins, healthy cash balances and reduced availability of high quality assets supporting demand. As the Reporting Period progressed, we adopted a cautious approach to corporate credit, particularly as we saw seasonal factors and near-term macroeconomic data being marginally negative for credit risk appetite. Additionally, a potential increase in leveraged buyout and shareholder-friendly activity could have a negative impact on the credit quality of the issuers involved. Within the corporate bond sector, financials led the gains in performance both in the U.S. and Europe during the Reporting Period. The Fund’s allocation to covered bonds buoyed its results, as risk assets rallied overall.

PORTFOLIO RESULTS

Our individual security selection strategies were the primary positive contributor to the Fund’s relative results during the Reporting Period, especially individual selection of U.S. government securities and collateralized securities. The key contributor to results was selection amongst U.S. government securities of short and medium maturities of up to seven years. Our selection within collateralized strategies, particularly asset-backed securities, added further value. Individual issue selection amongst corporate bonds had no material impact on the Fund’s performance during the Reporting Period.

Q	Did the Fund’s duration and yield curve positioning strategy help or hurt its results during the Reporting Period?

A	Tactical management of the Fund’s duration and yield curve positioning detracted from the Fund’s results during the Reporting Period. U.S. Treasury yields rose during the Reporting Period overall, with the 10-year U.S. Treasury yield rising 75 basis points to end the Reporting Period at 2.61%. (A basis point is 1/100th of a percentage point.) U.S. Treasuries sold off heavily in May 2013, as Federal Reserve (“Fed”) Chair Ben Bernanke stated the central bank could begin reducing asset purchases in the next few months. Through the summer months, the financial markets were focused on U.S. economic data as a key determinant of the monetary policy outlook, and stronger than expected payrolls data reinforced expectations the Fed would start tapering its quantitative easing program this year. Furthermore, continued speculation that Lawrence Summers was the favorite to replace Fed Chair Bernanke put additional upward pressure on U.S. Treasury yields. In September 2013, however, U.S. Treasury rates rallied as the Fed surprised markets by delaying the widely anticipated reduction in asset purchases. Lawrence Summers’ unexpected withdrawal from the running also boosted the fixed income markets, supporting the rally in U.S. Treasury yields.

At the start of the Reporting Period, the Fund maintained a significant short duration position relative to the Enhanced Income Composite. We shifted to a more modestly short duration position in mid-April 2013 and mostly maintained that stance through the reminder of the Reporting Period, tactically adjusting duration to position the Fund accordingly as market conditions shifted. As mentioned earlier, duration is a measure of the Fund’s sensitivity to changes in interest rates. Yield curve indicates the spectrum of maturities within a particular sector.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	The Fund used Treasury futures and Eurodollar futures during the Reporting Period for the purpose of managing the duration and term structure of the Fund. (Term structure, most often depicted as a yield curve, refers to the term structure of interest rates, which is the relationship between the yield to maturity and the time to maturity for pure discount bonds.) The Fund employed credit default swaps to manage the credit profile of the Fund.

Q	Were there any notable changes in the Fund’s weightings during the Reporting Period?

A	The Fund’s exposure to agency government guaranteed securities, asset-backed securities, investment grade corporate bonds and covered bonds decreased during the Reporting Period. A corresponding increase in allocation was concentrated in U.S. Treasury securities and cash. Additionally, as indicated earlier, we shifted the Fund’s duration positioning during the Reporting Period as market conditions changed.

Q	How was the Fund positioned relative to its benchmark index at the end of September 2013?

A	While the Fund is benchmarked to U.S. Treasuries, it continued to hold a portion of its assets in non-Treasury sectors not represented in the Enhanced Income Composite. Indeed, the Fund maintained exposures to high quality spread, or non-Treasury, sectors throughout the Reporting Period, most notably quasi-government securities, including agency-issued debentures, as well as asset-backed securities, covered bonds and investment grade corporate bonds. The Fund maintained an underweighted exposure to government bonds at the end of the Reporting Period.

FUND BASICS

Enhanced Income Fund

as of September 30, 2013

PERFORMANCE REVIEW
April 1, 2013– September 30, 2013	Fund Total Return (based on NAV)[1]	Goldman Sachs Enhanced Income Fund Composite Index[2]	BofA Six-Month U.S. Treasury Bill Index[3]	BofA One-Year U.S. Treasury Note Index[3]	30-Day Standardized Subsidized Yield[4]	30-Day Standardized Unsubsidized Yield[4]
Class A	-0.04%	0.14%	0.11%	0.17%	0.08%	0.05%
Class B	-0.40	0.14	0.11	0.17	-0.22	-0.69
Institutional	0.13	0.14	0.11	0.17	0.40	0.37
Administration	0.00	0.14	0.11	0.17	0.16	0.12
Class IR	-0.02	0.14	0.11	0.17	0.32	0.28

[1]	The net asset value (NAV) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance assumes the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]	The Goldman Sachs Enhanced Income Fund Composite Index is an equal weight blend of the BofA Six-Month U.S. Treasury Bill Index and the BofA One-Year U.S. Treasury Note Index.

[3]	The BofA Six-Month U.S. Treasury Bill Index and BofA One-Year U.S. Treasury Note Index, as reported by Bank of America Merrill Lynch, do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

[4]	The method of calculation of the 30-Day Standardized Subsidized Yield is mandated by the Securities and Exchange Commission and is determined by dividing the net investment income per share earned during the last 30 days of the period by the maximum public offering price (“POP”) per share on the last day of the period. This number is then annualized. The 30-Day Standardized Subsidized Yield reflects fee waivers and/or expense reimbursements recorded by the Fund during the period. Without waivers and/or reimbursements, yields would be reduced. This yield does not necessarily reflect income actually earned and distributed by the Fund and, therefore, may not be correlated with the dividends or other distributions paid to shareholders. The 30-Day Standardized Unsubsidized Yield does not adjust for any fee waivers and/or expense reimbursements in effect. If the Fund does not incur any fee waivers and/or expense reimbursements during the period, the 30-Day Standard Subsidized Yield and 30-Day Standardized Unsubsidized Yield will be identical.

The returns set forth in the table above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

FUND BASICS

STANDARDIZED TOTAL RETURNS[5]
For the period ended 9/30/13	One Year	Five Years	Ten Years	Since Inception	Inception Date
Class A	-1.39%	0.91%	1.67%	2.32%	8/2/00
Class B	-5.47	0.07	N/A	0.61	6/20/07
Institutional	0.51	1.55	2.18	2.80	8/2/00
Administration	0.16	1.29	1.96	2.57	8/2/00
Class IR	0.31	N/A	N/A	0.51	7/30/10

[5]	The Standardized Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 1.5% for Class A Shares and the assumed contingent deferred sales charge for Class B Shares (5% maximum declining to 0% after six years). Class B shares convert automatically to Class A shares on or about the fifteenth day of the last month of the calendar quarter that is eight years after purchase. Because Institutional Shares, Class IR Shares and Administration Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns. The Fund’s Class B Shares are no longer available for purchase by new or existing shareholders (although current Class B shareholders may continue to reinvest income and capital gains distributions into Class B Shares, and Class B shareholders may continue to exchange their shares for Class B Shares of certain other Goldman Sachs Funds).

The returns set forth in the table above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

EXPENSE RATIOS[6]
	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Class A	0.70%	0.70%
Class B	1.45	1.45
Institutional	0.36	0.36
Administration	0.61	0.61
Class IR	0.45	0.45

[6]	The expense ratios of the Fund, both current (net of applicable fee waivers and/ or expense limitations) and before waivers (gross of applicable fee waivers and/ or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report.

FUND BASICS

FUND COMPOSITION[7]

[7]	The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets. Short-term investments represent repurchase agreements. Figures in the graph may not sum to 100% due to the exclusion of other assets and liabilities. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

[8]	“Agency Debentures” include agency securities offered by companies such as Federal National Mortgage Association (“FNMA”) and Federal Home Loan Mortgage Corp. (“FHLMC”), which operate under a government charter. While they are required to report to a government regulator, their assets are not explicitly guaranteed by the government and they otherwise operate like any other publicly traded company.

PORTFOLIO RESULTS

Goldman Sachs Government Income Fund

Investment Objective

The Fund seeks a high level of current income, consistent with safety of principal.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs U.S. Fixed Income Investment Management Team discusses the Goldman Sachs Government Income Fund’s (the “Fund”) performance and positioning for the six-month period ended September 30, 2013 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, B, C, Institutional, Service, IR and R Shares generated cumulative total returns, without sales charges, of -1.79%, -2.12%, -2.12%, -1.56%, -1.87%, -1.66% and -1.91%, respectively. These returns compare to the -1.43% cumulative total return of the Fund’s benchmark, the Barclays U.S. Government/ Mortgage Index (the “Barclays Index”), during the same time period.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	Individual issue selection within the government/agency sector detracted most from the Fund’s performance during the Reporting Period.

The primary contributor to the Fund’s performance was our duration strategy. Tactical positioning within the mortgage-backed securities sector also contributed positively.

Q	Which fixed income market sectors most significantly affected Fund performance?

A	During the Reporting Period, our bias toward long-term agency multi-family mortgage-backed securities detracted from the Fund’s performance, as these securities underperformed other spread, or non-U.S. Treasury, sectors on the heels of the fixed income market’s September 2013 rally. The Fund’s positioning in agency debt securities also hurt the Fund’s relative results during the Reporting Period.

The Fund’s performance was bolstered by its underweighted allocation to premium, or higher, coupon securities in April 2013, as higher coupon securities underperformed lower coupon securities, which were being supported by buying from the Federal Reserve (the “Fed”). Also, tactical underweighting and overweighting biases helped in June 2013, as we effectively managed allocations in the face of widening and tightening spreads of mortgage-backed securities, or the differential in the yields of mortgage-backed securities to U.S. Treasury securities, during the month.

Q	Did the Fund’s duration and yield curve positioning strategy help or hurt its results during the Reporting Period?

A	The combination of the Fund’s U.S. duration and yield curve positioning was the greatest positive contributor to results during the Reporting Period. Overall, the Fund had a short duration relative to that of the Barclays Index during the Reporting Period. This positioning helped, as U.S. interest rates generally rose during the Reporting Period overall, as economic data improved and expectations of a near-term Fed tapering of its quantitative easing program persisted despite its decision in September 2013 to not yet begin such tapering. Duration is a measure of the Fund’s sensitivity to changes in interest rates. Yield curve refers to the spectrum of maturities.

In April 2013, our comparatively short duration in the 10-year and 30-year segments of the U.S. Treasury curve detracted from the Fund’s performance, as yields declined; however, we were able to recover April’s losses throughout the remainder of the Reporting Period. The month of August 2013 proved to be the Fund’s strongest performing month during the Reporting Period, as our short-duration bias to the seven-year segment of the U.S. Treasury yield curve proved particularly effective, as seven-year U.S. Treasury securities sold off during the month.

PORTFOLIO RESULTS

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	The Fund used Treasury futures and Eurodollar futures to hedge interest rate exposure, i.e., to manage exposure to fluctuations in interest rates, and to facilitate specific duration, yield curve and country strategies. Interest rate swaps were used to hedge interest rate exposure and express an outright term structure view. (Term structure, most often depicted as a yield curve, refers to the term structure of interest rates, which is the relationship between the yield to maturity and the time to maturity for pure discount bonds.) The Fund employed swaptions (or options on interest rate swap contracts) to hedge and express an outright term structure view and to help manage volatility. The Fund used forward contracts to help manage duration. Overall, we employ derivatives for the efficient management of the Fund’s portfolio. Derivatives and similar instruments allow us to manage interest rate, credit and currency risks more effectively by allowing us both to hedge and to apply active investment views with greater versatility and to afford greater risk management precision than we would otherwise be able to implement.

Q	Were there any notable changes in the Fund’s weightings during the Reporting Period?

A	We modestly increased the Fund’s position in agency mortgage-backed securities from a materially underweight position relative to the Barclays Index at the start of the Reporting Period to only a slightly underweight position relative to the Barclays Index at the end of the Reporting Period. We also shifted from an underweighted position in par coupon securities at the start of the Reporting Period to an overweighted allocation to these securities relative to the Barclays Index at the end of the Reporting Period, as the Fed continued to support these coupons and as interest rate movements supported their relative value, in our view. Finally, we shifted the Fund’s duration positioning from a short duration position relative to that of the Barclays Index held through much of the Reporting Period to a more neutral duration position compared to that of the Barclays Index toward the end of September 2013.

Q	How was the Fund positioned relative to its benchmark index at the end of September 2013?

A	At the end of September 2013, the Fund had an overweighted allocation relative to the Barclays Index in quasi-government securities, including agency non-government guaranteed securities. To a more modest degree, the Fund also had overweighted allocations relative to the Barclays Index in commercial mortgage-backed securities and asset-backed securities. The Fund was underweighted relative to the Barclays Index in U.S. government securities. Within the residential mortgage-backed securities sector, where the Fund was relatively underweighted overall, the Fund was underweighted relative to the Barclays Index in mortgage-backed security pass-throughs but overweighted agency collateralized mortgage obligations. The Fund had a modestly shorter duration than that of the Barclays Index at the end of the Reporting Period.

FUND BASICS

Government Income Fund

as of September 30, 2013

PERFORMANCE REVIEW
April 1, 2013– September 30, 2013	Fund Total Return (based on NAV)[1]	Barclays U.S. Government/ Mortgage Index[2]	30-Day Standardized Subsidized Yield[3]	30-Day Standardized Unsubsidized Yield[3]
Class A	-1.79%	-1.43%	0.94%	0.83%
Class B	-2.12	-1.43	0.25	0.13
Class C	-2.12	-1.43	0.25	0.13
Institutional	-1.56	-1.43	1.31	1.20
Service	-1.87	-1.43	0.82	0.70
Class IR	-1.66	-1.43	1.22	1.11
Class R	-1.91	-1.43	0.73	0.62

[1]	The net asset value (NAV) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance assumes the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]	The Barclays U.S. Government/Mortgage Index, an unmanaged index, does not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

[3]	The method of calculation of the 30-Day Standardized Subsidized Yield is mandated by the Securities and Exchange Commission and is determined by dividing the net investment income per share earned during the last 30 days of the period by the maximum public offering price (“POP”) per share on the last day of the period. This number is then annualized. The 30-Day Standardized Subsidized Yield reflects fee waivers and/or expense reimbursements recorded by the Fund during the period. Without waivers and/or reimbursements, yields would be reduced. This yield does not necessarily reflect income actually earned and distributed by the Fund and, therefore, may not be correlated with the dividends or other distributions paid to shareholders. The 30-Day Standardized Unsubsidized Yield does not adjust for any fee waivers and/or expense reimbursements in effect. If the Fund does not incur any fee waivers and/or expense reimbursements during the period, the 30-Day Standard Subsidized Yield and 30-Day Standardized Unsubsidized Yield will be identical.

The returns set forth in the table above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

FUND BASICS

STANDARDIZED TOTAL RETURNS[4]
For the period ended 9/30/13	One Year	Five Years	Ten Years	Since Inception	Inception Date
Class A	-5.98%	3.25%	3.37%	5.15%	2/10/93
Class B	-7.87	2.84	3.13	4.83	5/1/96
Class C	-3.99	3.26	3.00	4.15	8/15/97
Institutional	-2.00	4.39	4.14	5.31	8/15/97
Service	-2.51	3.86	3.62	4.79	8/15/97
Class IR	-2.09	4.28	N/A	3.92	11/30/07
Class R	-2.64	3.78	N/A	3.43	11/30/07

[4]	The Standardized Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 3.75% for Class A Shares, the assumed contingent deferred sales charge for Class B Shares (5% maximum declining to 0% after six years), and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Class B Shares convert automatically to Class A Shares on or about the fifteenth day of the last month of the calendar quarter that is eight years after purchase. Returns for Class B Shares for the period after conversion reflect the performance of Class A Shares. Prior to July 29, 2009, the maximum initial sales charge applicable to Class A Shares of the Fund was 4.5%, which is not reflected in the figures shown. Because Institutional Shares, Service Shares, Class IR and R Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns. The Fund’s Class B Shares are no longer available for purchase by new or existing shareholders (although current Class B shareholders may continue to reinvest income and capital gains distributions into Class B Shares, and Class B shareholders may continue to exchange their shares for Class B Shares of certain other Goldman Sachs Funds).

The returns set forth in the table above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

EXPENSE RATIOS[5]
	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Class A	0.91%	1.00%
Class B	1.67	1.75
Class C	1.67	1.75
Institutional	0.57	0.66
Service	1.07	1.16
Class IR	0.67	0.75
Class R	1.16	1.25

[5]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. The Fund’s waivers and/or expense limitations will remain in place through at least July 29, 2014, and prior to such date the Investment Adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

FUND BASICS

SECTOR ALLOCATIONS[6]
Percentage of Net Assets

[6]	The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets. Short-term investments represent repurchase agreements. Figures in the graph may not sum to 100% due to the exclusion of other assets and liabilities. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

[7]	“Federal Agencies” are mortgage-backed securities guaranteed by the Government National Mortgage Association (“GNMA”), Federal National Mortgage Association (“FNMA”) and Federal Home Loan Mortgage Corp. (“FHLMC”). GNMA instruments are backed by the full faith and credit of the U.S. Government.

[8]	“Agency Debentures” include agency securities offered by companies such as FNMA and FHLMC, which operate under a government charter. While they are required to report to a government regulator, their assets are not explicitly guaranteed by the government and they otherwise operate like any other publicly traded company.

PORTFOLIO RESULTS

Goldman Sachs High Quality Floating Rate Fund

Investment Objective

The Fund seeks to provide a high level of current income, consistent with low volatility of principal.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs U.S. Fixed Income Investment Management Team discusses the Goldman Sachs High Quality Floating Rate Fund’s (the “Fund”) performance and positioning for the six-month period ended September 30, 2013 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, Institutional, Service and IR Shares generated cumulative total returns, without sales charges, of 0.15%, 0.21%, -0.04% and 0.16%, respectively. These returns compare to the 0.10% cumulative total return of the Fund’s benchmark, the BofA ML Three-Month U.S. Treasury Bill Index.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	Both top-down and bottom-up strategies had an impact on the Fund’s performance during the Reporting Period. Within our top-down strategies, our duration and yield curve positioning strategy boosted Fund performance. Duration is a measure of the Fund’s sensitivity to changes in interest rates. Yield curve indicates the spectrum of maturities within a particular sector. Our cross-sector strategy also contributed positively to the Fund’s results during the Reporting Period. Our cross-sector strategy is one in which we invest Fund assets across a variety of fixed income sectors, including some that may not be included in the Fund’s benchmark. Bottom-up individual issue selection amongst agency mortgage-backed securities and asset-backed securities also added to relative performance, partially offset by issue selection amongst U.S. government securities, which detracted.

Q	Which fixed income market sectors most significantly affected Fund performance?

A	Sector positioning contributed positively to the Fund’s results during the Reporting Period, with an allocation to corporate bonds particularly benefiting the Fund, as the sector performed well during the Reporting Period. Underlying credit fundamentals remained solid, with high profit margins, healthy cash balances and reduced availability of high quality assets supporting demand. As the Reporting Period progressed, we adopted a cautious approach to corporate credit, particularly as we saw seasonal factors and near-term macroeconomic data being marginally negative for credit risk appetite. Additionally, a potential increase in leveraged buyout and shareholder-friendly activity could have a negative impact on the credit quality of the issuers involved.

Exposure to agency mortgage-backed securities further added to the Fund’s relative returns. Agency mortgage-backed securities underperformed duration-neutral U.S. Treasury securities early in the Reporting Period, as Federal Reserve (“Fed”) Chair Ben Bernanke stated the central bank could begin reducing asset purchases. However, agency mortgage-backed security spreads, or yield differentials to duration-equivalent U.S. Treasury securities, rallied in September 2013 following the Fed’s decision to not taper its asset purchases at that time. Furthermore, continued Fed buying overwhelmed light issuance.

The Fund’s sizable exposure to asset-backed securities detracted from its relative results as did exposure to U.S. swap spreads. (Swap spreads are defined as the difference between the swap rate on a contract and the yield on a government bond of the same maturity. It is used to represent the risk associated with the investment, since changes in interest rates will ultimately affect return. Swap spreads are based on LIBOR rates, the creditworthiness of the swap’s parties, and other economic factors that could influence the terms of the investment’s interest rates.)

Individual issue selection amongst collateralized mortgage obligations (“CMOs”), agency mortgage-backed securities and asset-backed securities within our collateralized strategy

PORTFOLIO RESULTS

contributed positively to the Fund’s relative results during the Reporting Period. The Fund’s issue selection amongst U.S. government securities, including Treasury inflation protected securities (“TIPS”) and U.S. Treasury derivatives, detracted.

Q	Did the Fund’s duration and yield curve positioning strategy help or hurt its results during the Reporting Period?

A	Tactical management of the Fund’s duration and yield curve positioning contributed positively to its results during the Reporting Period, with the majority of positive return attributable to a core underweighted position in U.S. Treasury securities held during the Reporting Period. A long duration position relative to the BofA ML Three-Month U.S. Treasury Bill Index in April and May 2013 detracted from relative returns, as an underweight to the long-term end of the U.S. Treasury yield curve weighed on performance. We shifted to a short duration position compared to the BofA ML Three-Month U.S. Treasury Bill Index in June 2013 and maintained our core bearish view through most of the Reporting Period. Through the summer months, the financial markets were focused on U.S. economic data as a key determinant of the monetary policy outlook, and stronger than expected payrolls data reinforced expectations the Fed would start tapering its quantitative easing program this year. Furthermore, continued speculation that Lawrence Summers was the favorite to replace Fed Chair Bernanke put additional upward pressure on U.S. Treasury yields. In September 2013, however, we modestly lengthened the Fund’s still-short duration stance relative to the BofA ML Three-Month U.S. Treasury Bill Index following Lawrence Summers’ unexpected withdrawal from the running for Fed Chair. Despite market expectations, the Fed delayed the widely anticipated reduction in asset purchases at its mid-September 2013 meeting, putting further downward pressure on U.S. rates. Correctly anticipating a relief rally following the Fed’s announcement, we moved to a tactical long duration position relative to the BofA ML Three-Month U.S. Treasury Bill Index, although we subsequently rebuilt the comparatively short duration position toward the end of the Reporting Period. As mentioned earlier, duration is a measure of the Fund’s sensitivity to changes in interest rates. Yield curve indicates the spectrum of maturities within a particular sector.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	The Fund used Treasury futures, Eurodollar futures and interest rate swaps during the Reporting Period for the purpose of managing the duration and term structure of the Fund. (Term structure, most often depicted as a yield curve, refers to the term structure of interest rates, which is the relationship between the yield to maturity and the time to maturity for pure discount bonds.) The Fund employed swaptions (or options on interest rate swap contracts) for the purpose of taking modest short volatility positions, that is, positions that pay a modest return when market volatility remains relatively stable.

Q	Were there any notable changes in the Fund’s weightings during the Reporting Period?

A	The Fund’s exposure to U.S. Treasury securities, agency CMOs and agency mortgage-backed security pass-throughs increased during the Reporting Period. (Pass-through mortgages consist of a pool of residential mortgage loans, where homeowners’ monthly payments of principal, interest and prepayments pass from the original bank through a government agency or investment bank to investors.) A corresponding decrease in allocation was concentrated in agency adjustable rate mortgages (“ARMs”) and asset-backed securities. Additionally, as indicated earlier, we shifted the Fund’s duration positioning during the Reporting Period as market conditions changed.

Q	How was the Fund positioned relative to its benchmark index at the end of September 2013?

A	While the Fund is benchmarked to U.S. Treasuries, it held a significant portion of its assets in non-Treasury sectors not represented in the BofA ML Three-Month U.S. Treasury Bill Index at the end of the Reporting Period. Indeed, the Fund maintained exposures to high quality spread, or non-Treasury, sectors throughout the Reporting Period, most notably agency mortgage-backed securities and asset-backed securities. The Fund maintained an underweighted exposure to government bonds and had no exposure to quasi-government securities at the end of the Reporting Period.

FUND BASICS

High Quality Floating Rate Fund

as of September 30, 2013

PERFORMANCE REVIEW
April 1, 2013– September 30, 2013	Fund Total Return (based on NAV)[1]	BofA ML Three- Month U.S. Treasury Bill Index[2]	30-Day Standardized Subsidized Yield[3]	30-Day Standardized Unsubsidized Yield[3]
Class A	0.15%	0.10%	0.16%	-0.10%
Institutional	0.21	0.10	0.50	0.23
Service	-0.04	0.10	0.04	-0.27
Class IR	0.16	0.10	0.41	0.15

[1]	The net asset value (NAV) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance assumes the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]	The BofA ML Three-Month U.S. Treasury Bill Index measures total return on cash, including price and interest income, based on short-term government Treasury Bills of about 90-day maturity, as reported by BofA Merrill Lynch, do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an unmanaged index.

[3]	The method of calculation of the 30-Day Standardized Subsidized Yield is mandated by the Securities and Exchange Commission and is determined by dividing the net investment income per share earned during the last 30 days of the period by the maximum public offering price (“POP”) per share on the last day of the period. This number is then annualized. The 30-Day Standardized Subsidized Yield reflects fee waivers and/or expense reimbursements recorded by the Fund during the period. Without waivers and/or reimbursements, yields would be reduced. This yield does not necessarily reflect income actually earned and distributed by the Fund and, therefore, may not be correlated with the dividends or other distributions paid to shareholders. The 30-Day Standardized Unsubsidized Yield does not adjust for any fee waivers and/or expense reimbursements in effect. If the Fund does not incur any fee waivers and/or expense reimbursements during the period, the 30-Day Standard Subsidized Yield and 30-Day Standardized Unsubsidized Yield will be identical.

STANDARDIZED TOTAL RETURNS[4]
For the period ended 9/30/13	One Year	Five Years	Ten Years	Since Inception	Inception Date
Class A	-1.09%	0.23%	1.46%	3.02%	5/15/95
Institutional	0.49	0.83	1.94	3.69	7/17/91
Service	0.12	0.38	1.47	2.62	3/27/97
Class IR	0.40	0.74	N/A	0.75	11/30/07

[4]	The Standardized Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 1.5% for Class A Shares. Because Institutional Shares, Service Shares and Class IR Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

The returns set forth in the tables above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

FUND BASICS

EXPENSE RATIOS[5]
	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Class A	0.70%	0.96%
Institutional	0.36	0.62
Service	0.86	1.12
Class IR	0.45	0.71

[5]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. The Fund’s waivers and/or expense limitations will remain in place through at least July 29, 2014, and prior to such date the Investment Adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

FUND COMPOSITION[6]

[6]	The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets. Short-term investments represent repurchase agreements. Figures in the graph may not sum to 100% due to the exclusion of other assets and liabilities. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

[7]	“Federal Agencies” are mortgage-backed securities guaranteed by the Government National Mortgage Association (“GNMA”), Federal National Mortgage Association (“FNMA”) and Federal Home Loan Mortgage Corp. (“FHLMC”). GNMA instruments are backed by the full faith and credit of the U.S. Government.

PORTFOLIO RESULTS

Goldman Sachs Inflation Protected Securities Fund

Investment Objective

The Fund seeks real return consistent with preservation of capital.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs U.S. Fixed Income Investment Management Team discusses the Goldman Sachs Inflation Protected Securities Fund’s (the “Fund”) performance and positioning for the six-month period ended September 30, 2013 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, C, Institutional, IR and R Shares generated cumulative total returns, without sales charges, of -6.29%, -6.71%, -6.09%, -6.22% and -6.42%, respectively. These returns compare to the -6.40% cumulative total return of the Fund’s benchmark, the Barclays U.S. TIPS Index (“Barclays Index”) during the same time period.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	Bottom-up individual issue selection of various maturity Treasury inflation protected securities (“TIPS”) was the key positive contributor to the Fund’s performance during the Reporting Period. Our duration strategy also contributed positively to Fund performance. Duration is a measure of the Fund’s sensitivity to changes in interest rates. None of our strategies materially detracted from relative results during the Reporting Period.

Q	Which fixed income market sectors most significantly affected Fund performance?

A	Individual issue selection of various maturity TIPS contributed most positively to Fund performance during the Reporting Period. Through the Reporting Period, we tactically re-positioned the Fund’s exposure to inflation as market conditions evolved, which added value overall. Particularly helpful was the Fund’s overweight positioning relative to the Barclays Index in the seven-year and under portion of the TIPS yield curve.

Q	Did the Fund’s duration and yield curve positioning strategy help or hurt its results during the Reporting Period?

A	Active U.S. duration positioning contributed positively to the Fund’s performance during the Reporting Period. The Fund’s duration positioning proved especially effective from August to mid-September 2013 when the Fund was positioned with a shorter duration stance than the Barclays Index, as interest rates rose rapidly and significantly during these weeks. The Fund’s positioning within the 10-year and 20-year segments of the U.S. Treasury yield curve were the largest drivers of strong performance, while the Fund’s positioning in the five-year segment of the U.S. Treasury yield curve detracted. The underperformance of the five-year positioning was a result of having a steepening bias within the Fund, meaning we anticipated longer-term maturity yields to increase more than yields on shorter-term securities. We had thus positioned the Fund with an overweight to five-year maturity securities and an underweight to 30-year securities relative to the Barclays Index. Instead, however, yields in the five-year segment of the U.S. Treasury yield curve rose more than yields in the 30-year segment of the U.S. Treasury yield curve, meaning this five-year positioning within the Fund detracted. The Fund ended the Reporting Period with a duration only modestly shorter than that of the Barclays Index.

PORTFOLIO RESULTS

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	The Fund used Treasury futures and Eurodollar futures to hedge interest rate exposure and to facilitate specific duration and yield curve strategies. Interest rate swaps were used to hedge interest rate exposure and express an outright term structure view. (Term structure, most often depicted as a yield curve, refers to the term structure of interest rates, which is the relationship between the yield to maturity and the time to maturity for pure discount bonds.) The Fund employed swaptions (or options on interest rate swap contracts) to hedge and express an outright term structure view.

Q	Were there any notable changes in the Fund’s weightings during the Reporting Period?

A	We tactically managed the inflation exposure in the Fund via varying allocations to TIPS throughout the Reporting Period. Also, we adjusted the Fund’s duration positioning as market conditions shifted during the Reporting Period. More specifically, we shifted the Fund’s duration positioning from a longer duration stance than the Barclays Index at the start of the Reporting Period to a shorter duration stance than the Barclays Index in May 2013. We maintained this shorter duration stance through the remainder of the Reporting Period and even reduced it modestly further toward the end of the Reporting Period. That said, we ended the Reporting Period with a duration only modestly shorter than that of the Barclays Index as the Federal Reserve (the “Fed”) delayed its tapering of its quantitative easing program at its September meeting and as Lawrence Summers surprisingly exited from the running for next Fed chair.

Q	How was the Fund positioned relative to its benchmark index at the end of September 2013?

A	At the end of September 2013, the Fund had most of its total net assets invested in TIPS, with the remainder in cash. The Fund had only a modestly shorter duration than the Barclays Index at the end of the Reporting Period.

FUND BASICS

Inflation Protected Securities Fund

as of September 30, 2013

PERFORMANCE REVIEW
April 1, 2013– September 30, 2013	Fund Total Return (based on NAV)[1]	Barclays U.S. TIPS Index[2]	30-Day Standardized Subsidized Yield[3]	30-Day Standardized Unsubsidized Yield[3]
Class A	-6.29%	-6.40%	0.07%	-0.15%
Class C	-6.71	-6.40	-0.66	-0.89
Institutional	-6.09	-6.40	0.41	0.17
Class IR	-6.22	-6.40	0.32	0.08
Class R	-6.42	-6.40	-0.17	-0.41

[1]	The net asset value (NAV) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance assumes the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]	The Barclays U.S. TIPS Index represents securities that protect against adverse inflation and provide a minimum level of real return. To be included in this index, bonds must have cash flows linked to an inflation index, be sovereign issues denominated in U.S. currency, and have more than one year to maturity, and, as a portion of the index, total a minimum amount outstanding of 100 million U.S. dollars. It is not possible to invest directly in an index.

[3]	The method of calculation of the 30-Day Standardized Subsidized Yield is mandated by the Securities and Exchange Commission and is determined by dividing the net investment income per share earned during the last 30 days of the period by the maximum public offering price (“POP”) per share on the last day of the period. This number is then annualized. The 30-Day Standardized Subsidized Yield reflects fee waivers and/or expense reimbursements recorded by the Fund during the period. Without waivers and/or reimbursements, yields would be reduced. This yield does not necessarily reflect income actually earned and distributed by the Fund and, therefore, may not be correlated with the dividends or other distributions paid to shareholders. The 30-Day Standardized Unsubsidized Yield does not adjust for any fee waivers and/or expense reimbursements in effect. If the Fund does not incur any fee waivers and/or expense reimbursements during the period, the 30-Day Standard Subsidized Yield and 30-Day Standardized Unsubsidized Yield will be identical.

STANDARDIZED TOTAL RETURNS[4]
For the period ended 9/30/13	One Year	Five Years	Since Inception	Inception Date
Class A	-9.79%	4.20%	4.67%	8/31/07
Class C	-8.00	4.23	4.61	8/31/07
Institutional	-5.96	5.37	5.75	8/31/07
Class IR	-6.13	5.22	4.77	11/30/07
Class R	-6.48	4.75	4.30	11/30/07

[4]	The Standardized Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 3.75% for Class A Shares and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Prior to July 29, 2009, the maximum initial sales charge applicable to Class A Shares of the Fund was 4.5%, which is not reflected in the figures shown. Because Institutional Shares, Class IR Shares and R Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

The returns set forth in the tables above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

FUND BASICS

EXPENSE RATIOS[5]
	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Class A	0.62%	0.81%
Class C	1.38	1.56
Institutional	0.28	0.46
Class IR	0.37	0.55
Class R	0.87	1.05

[5]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. The Fund’s waivers and/or expense limitations will remain in place through at least July 29, 2014, and prior to such date the Investment Adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

FUND COMPOSITION[6]

[6]	The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets. Short-term investments represent repurchase agreements. Figures in the graph may not sum to 100% due to the exclusion of other assets and liabilities. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

[7]	“U.S. Treasury Obligations” percentages are grouped by effective maturity. The weighted average maturity was 8.70 and 9.61 years, respectively, at September 30, 2013 and March 31, 2013.

PORTFOLIO RESULTS

Goldman Sachs Short Duration Government Fund

Investment Objective

The Fund seeks a high level of current income and secondarily, in seeking current income, may also consider the potential for capital appreciation.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs U.S. Fixed Income Investment Management Team discusses the Goldman Sachs Short Duration Government Fund’s (the “Fund”) performance and positioning for the six-month period ended September 30, 2013 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, B, C, Institutional, Service and IR Shares generated cumulative total returns, without sales charges, of -0.14%, -0.33%, -0.34%, 0.03%, -0.22% and -0.01%, respectively. These returns compare to the 0.13% cumulative total return of the Fund’s benchmark, the BofA ML Two-Year U.S. Treasury Note Index, during the same time period.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	Both bottom-up and top-down strategies had an impact on the Fund’s performance during the Reporting Period. Bottom-up individual issue selection amongst agency debentures and Treasury inflation protected securities (“TIPS”) detracted most from the Fund’s results, somewhat offset by effective selection amongst U.S. Treasury securities.

Within our top-down strategies, our duration and yield curve positioning and cross-sector strategies contributed positively to relative performance. Duration is a measure of the Fund’s sensitivity to changes in interest rates. Yield curve indicates the spectrum of maturities within a particular sector. Our cross-sector strategy is one in which we invest Fund assets across a variety of fixed income sectors, including some that may not be included in the Fund’s benchmark.

Q	Which fixed income market sectors most significantly affected Fund performance?

A	Detracting from the Fund’s performance was individual issue selection within the government securities sector, primarily amongst agency debentures and TIPS. Short-term and long-term inflation expectations remained in range. This negative impact was partially offset by issue selection amongst U.S. Treasury securities, especially in the intermediate part of the yield curve.

Sector positioning was the primary positive contributor to the Fund’s results during the Reporting Period, with exposures to agency mortgage-backed securities and agency debentures helping most. Agency mortgage-backed securities underperformed duration-neutral U.S. Treasury securities early in the Reporting Period when Federal Reserve (“Fed”) Chair Ben Bernanke stated the central bank could being reducing asset purchases over the next few months. Agency mortgage-backed security spreads, or yield differentials to duration-equivalent U.S. Treasury securities, rallied in September 2013 following the Fed’s surprise decision to not begin tapering its asset purchases at that time. Furthermore, continued Fed buying had overwhelmed light issuance. As for agency debentures, at the end of the Reporting Period, we expected the European Central Bank (“ECB”) to maintain its easing bias despite supportive economic data, thus supporting the ongoing hunt for yield. Elevated paybacks of Long-Term Refinancing Operations (“LTRO”) borrowings have reduced excess liquidity and, in our view, a new LTRO could be announced by the end of 2013 to counter the upward pressure on money market rates.

PORTFOLIO RESULTS

Q	Did the Fund’s duration and yield curve positioning strategy help or hurt its results during the Reporting Period?

A	Tactical management of the Fund’s duration and yield curve positioning contributed positively to its results during the Reporting Period. A longer duration position than the BofA ML Two-Year U.S. Treasury Note Index in April and May 2013 detracted from returns, as an underweight to the 10-year and 20-year segments of the U.S. Treasury yield curve weighed on performance. We shifted to a comparatively short duration position in U.S. rates in June 2013 and maintained our core bearish view through most of the Reporting Period. Through the summer months, financial markets were focused on U.S. economic data as a key determinant of the monetary policy outlook, and stronger than expected payrolls data reinforced expectations the Fed would start tapering its quantitative easing program this year. Furthermore, continued speculation that Lawrence Summers was the favorite to replace Fed Chair Bernanke put additional upward pressure on U.S. Treasury security yields. In September 2013, however, we modestly lengthened the Fund’s still-short duration stance relative to the BofA ML Two-Year U.S. Treasury Note Index following Lawrence Summers’ unexpected withdrawal from the running for Fed Chair. Despite market expectations, the Fed delayed the widely anticipated reduction in asset purchases at its mid-September 2013 meeting, putting further downward pressure on U.S. rates. Correctly anticipating a relief rally following the Fed’s announcement, we moved to a tactical long duration position relative to the BofA ML Two-Year U.S. Treasury Note Index, although we subsequently rebuilt the comparatively short duration position toward the end of the Reporting Period. As mentioned earlier, duration is a measure of the Fund’s sensitivity to changes in interest rates. Yield curve indicates the spectrum of maturities within a particular sector.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	The Fund used Treasury futures, Eurodollar futures and interest rate swaps during the Reporting Period for the purpose of managing the duration and term structure of the Fund. (Term structure, most often depicted as a yield curve, refers to the term structure of interest rates, which is the relationship between the yield to maturity and the time to maturity for pure discount bonds.) The Fund employed swaptions (or options on interest rate swap contracts) for the purpose of taking modest short volatility positions, that is, positions that pay a modest return when market volatility remains relatively stable. The Fund used forward sales contracts and futures contracts to help manage duration.

Q	Were there any notable changes in the Fund’s weightings during the Reporting Period?

A	The Fund’s exposure to government securities decreased during the Reporting Period. A corresponding increase in allocation was concentrated in mortgage-backed security pass-throughs and quasi-government securities. (Pass-through mortgages consist of a pool of residential mortgage loans, where homeowners’ monthly payments of principal, interest and prepayments pass from the original bank through a government agency or investment bank to investors.) Additionally, as indicated earlier, we shifted the Fund’s duration positioning during the Reporting Period as market conditions changed.

Q	How was the Fund positioned relative to its benchmark index at the end of September 2013?

A	While the Fund is benchmarked to U.S. Treasuries, it continued to hold a portion of its assets in non-Treasury sectors not represented in the BofA ML Two-Year U.S. Treasury Note Index. Indeed, the Fund maintained exposures to high quality spread, or non-Treasury, sectors throughout the Reporting Period, most notably quasi-government securities, including agency-issued debentures, as well as agency mortgage-backed securities. The Fund maintained an underweighted exposure to government bonds at the end of the Reporting Period.

FUND BASICS

Short Duration Government Fund

as of September 30, 2013

PERFORMANCE REVIEW
April 1, 2013– September 30, 2013	Fund Total Return (based on NAV)[1]	BofA ML Two-Year U.S. Treasury Note Index[2]	30-Day Standardized Subsidized Yield[3]	30-Day Standardized Unsubsidized Yield[3]
Class A	-0.14%	0.13%	0.49%	0.41%
Class B	-0.33	0.13	-0.09	-0.32
Class C	-0.34	0.13	0.11	-0.32
Institutional	0.03	0.13	0.84	0.75
Service	-0.22	0.13	0.35	0.26
Class IR	-0.01	0.13	0.75	0.66

[1]	The net asset value (NAV) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance assumes the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]	The BofA ML Two-Year U.S. Treasury Note Index, as reported by Bank of America Merrill Lynch, does not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

[3]	The method of calculation of the 30-Day Standardized Subsidized Yield is mandated by the Securities and Exchange Commission and is determined by dividing the net investment income per share earned during the last 30 days of the period by the maximum public offering price (“POP”) per share on the last day of the period. This number is then annualized. The 30-Day Standardized Subsidized Yield reflects fee waivers and/or expense reimbursements recorded by the Fund during the period. Without waivers and/or reimbursements, yields would be reduced. This yield does not necessarily reflect income actually earned and distributed by the Fund and, therefore, may not be correlated with the dividends or other distributions paid to shareholders. The 30-Day Standardized Unsubsidized Yield does not adjust for any fee waivers and/or expense reimbursements in effect. If the Fund does not incur any fee waivers and/or expense reimbursements during the period, the 30-Day Standard Subsidized Yield and 30-Day Standardized Unsubsidized Yield will be identical.

The returns set forth in the table above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

FUND BASICS

STANDARDIZED TOTAL RETURNS[4]
For the period ended 9/30/13	One Year	Five Years	Ten Years	Since Inception	Inception Date
Class A	-1.85%	1.77%	2.62%	3.87%	5/1/97
Class B	-2.77	1.58	2.30	3.67	5/1/97
Class C	-1.37	1.55	2.14	3.17	8/15/97
Institutional	0.10	2.42	3.15	5.31	8/15/88
Service	-0.40	1.92	2.64	3.99	4/10/96
Class IR	0.01	2.35	N/A	2.87	11/30/07

[4]	The Standardized Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 1.5% for Class A Shares, the assumed contingent deferred sales charge for Class B Shares (2% maximum declining to 0% after three years) and the assumed contingent deferred sales charge for Class C Shares (0.65% if redeemed within 12 months of purchase). Class B Shares convert automatically to Class A Shares on or about the fifteenth day of the last month of the calendar quarter that is eight years after purchase. Returns for Class B Shares for the period after conversion reflect the performance of Class A Shares. Prior to July 29, 2009, the maximum initial sales charge applicable to Class A Shares of the Fund was 2.0%, which is not reflected in the figures shown. Because Institutional Shares, Service Shares and Class IR Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns. The Fund’s Class B Shares are no longer available for purchase by new or existing shareholders (although current Class B shareholders may continue to reinvest income and capital gains distributions into Class B Shares, and Class B shareholders may continue to exchange their shares for Class B Shares of certain other Goldman Sachs Funds).

The returns set forth in the table above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

EXPENSE RATIOS[5]
	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Class A	0.86%	0.89%
Class B	1.46	1.64
Class C	1.26	1.64
Institutional	0.52	0.55
Service	1.02	1.05
Class IR	0.61	0.64

[5]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. The Fund’s waivers and/or expense limitations will remain in place through at least July 29, 2014, and prior to such date the Investment Adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

FUND BASICS

FUND COMPOSITION[6]

[6]	The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets. Short-term investments represent repurchase agreements. Figures in the graph may not sum to 100% due to the exclusion of other assets and liabilities. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

[7]	“Agency Debentures” include agency securities offered by companies such as Federal National Mortgage Association (“FNMA”) and Federal Home Loan Mortgage Corp. (“FHLMC”), which operate under a government charter. While they are required to report to a government regulator, their assets are not explicitly guaranteed by the government and they otherwise operate like any other publicly traded company.

[8]	“Federal Agencies” are mortgage-backed securities guaranteed by the Government National Mortgage Association (“GNMA”), FNMA and FHLMC. GNMA instruments are backed by the full faith and credit of the U.S. Government.

PORTFOLIO RESULTS

Goldman Sachs Short Duration Income Fund

Investment Objective

The Fund seeks total return consisting of income and capital appreciation.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Global Liquidity Management Team discusses the Goldman Sachs Short Duration Income Fund’s (the “Fund”) performance and positioning for the six-month period ended September 30, 2013 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, C, Institutional, IR and R Shares generated cumulative total returns, without sales charges, of -0.14%, -0.34%, 0.03%, -0.02% and -0.27%, respectively. These returns compare to the -0.04% cumulative total return of the Goldman Sachs Short Duration Income Fund Composite Index (the “Short Duration Income Composite”) during the same period. The Short Duration Income Composite is comprised 50% of the Barclays U.S. 1-5 Year Corporate Bond Index and 50% of the Barclays U.S. 1-5 Year Government Bond Index, which generated cumulative total returns of 0.14% and -0.21%, respectively, over the same time period.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	Both top-down and bottom-up strategies had an impact on the Fund’s performance during the Reporting Period. Within our top-down strategies, our duration and yield curve positioning strategy detracted from the Fund’s performance. Duration is a measure of the fund’s sensitivity to changes in interest rates. Yield curve indicates the spectrum of maturities within a particular sector. Our currency strategy also detracted modestly, as emerging market currencies sold off on the potential of the Federal Reserve (the “Fed”) tapering its quantitative easing program. Conversely, our cross-sector strategy was the primary positive contributor to the Fund’s results during the Reporting Period. Our cross-sector strategy is one in which we invest Fund assets across a variety of fixed income sectors, including some that may not be included in the Fund’s benchmark. Our country strategy added to relative performance as well, with performance driven by relative value trades.

Bottom-up individual issue selection amongst corporate bonds contributed positively to the Fund’s results, while individual issue selection amongst emerging market debt detracted.

Q	Which fixed income market sectors most significantly affected Fund performance?

A	Sector positioning overall contributed positively to the Fund’s results during the Reporting Period, with an allocation to corporate bonds particularly benefiting the Fund, as the sector performed well during the Reporting Period. Underlying credit fundamentals remained solid, with high profit margins, healthy cash balances and reduced availability of high quality assets supporting demand. As the Reporting Period progressed, we adopted a cautious approach to corporate credit, particularly as we saw seasonal factors and near-term macroeconomic data being marginally negative for credit risk appetite. Additionally, a potential increase in leveraged buyout and shareholder-friendly activity could have a negative impact on the credit quality of the issuers involved.

Exposure to agency mortgage-backed securities further added to the Fund’s relative returns. Agency mortgage-backed securities underperformed duration-neutral U.S. Treasury securities early in the Reporting Period, as Federal Reserve (“Fed”) Chair Ben Bernanke stated the central bank could begin reducing asset purchases. However, agency mortgage-backed security spreads, or yield differentials to duration-equivalent U.S. Treasury securities, rallied in September 2013 following the Fed’s decision to not taper its asset purchases at that time. Furthermore, continued Fed buying overwhelmed light issuance.

The Fund’s sizable exposure to asset-backed securities detracted from its relative results as did exposure to U.S.

PORTFOLIO RESULTS

swap spreads. (Swap spreads are defined as the difference between the swap rate on a contract and the yield on a government bond of the same maturity. It is used to represent the risk associated with the investment, since changes in interest rates will ultimately affect return. Swap spreads are based on LIBOR rates, the creditworthiness of the swap’s parties, and other economic factors that could influence the terms of the investment’s interest rates.) The Fund’s exposure to emerging market debt also hampered results, as local rates and emerging market currencies sold off heavily on expectations of Fed tapering of its quantitative easing purchases.

Individual issue selection of investment grade and high yield corporate bonds, focused in securities of intermediate maturity and high quality, added to the Fund’s results. This positive contribution was partially offset by the Fund’s exposure to Brazilian government securities across the maturity spectrum, which detracted.

Q	Did the Fund’s duration and yield curve positioning strategy help or hurt its results during the Reporting Period?

A	Tactical management of the Fund’s duration and yield curve positioning had a negative impact on results during the Reporting Period, with the majority of negative return attributable to an overweight position in the seven-year and 10-year segments of the German bund yield curve, particularly in May and June 2013.

A long duration position relative to the Short Duration Income Composite in April and May 2013 detracted from relative returns, as an underweight to the long-term end of the U.S. Treasury yield curve weighed on performance. We shifted to a short duration position in U.S. rates compared to the Short Duration Income Composite in June 2013 and maintained our core bearish view through most of the Reporting Period. Through the summer months, the financial markets were focused on U.S. economic data as a key determinant of the monetary policy outlook, and stronger than expected payrolls data reinforced expectations the Fed would start tapering its quantitative easing program this year. Furthermore, continued speculation that Lawrence Summers was the favorite to replace Fed Chair Bernanke put additional upward pressure on U.S. Treasury yields. In September 2013, however, we modestly lengthened the Fund’s still-short duration stance relative to the Short Duration Income Composite following Lawrence Summers’ unexpected withdrawal from the running for Fed Chair. Despite market expectations, the Fed delayed the widely anticipated reduction in asset purchases at its mid-September 2013 meeting, putting further downward pressure on U.S. rates. Correctly anticipating a relief rally following the Fed’s announcement, we moved to a tactical long duration position relative to the Short Duration Income Composite, although we subsequently rebuilt the comparatively short duration position toward the end of the Reporting Period.

An underweighted position in Japanese government securities had a positive impact on the Fund’s results early in the Reporting Period. The Bank of Japan announced surprisingly aggressive new easing measures in its first policy meeting since the induction of Governor Haruhiko Kuroda and Deputies Kazumasa Iwata and Hiroshi Nakaso. Additionally, economic data started to improve.

As mentioned earlier, duration is a measure of the Fund’s sensitivity to changes in interest rates. Yield curve indicates the spectrum of maturities within a particular sector.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	The Fund used Treasury futures, Eurodollar futures and interest rate swaps during the Reporting Period for the purpose of managing the duration and term structure of the Fund. (Term structure, most often depicted as a yield curve, refers to the term structure of interest rates, which is the relationship between the yield to maturity and the time to maturity for pure discount bonds.) The Fund employed credit default swaps to manage the credit profile of the Fund. The Fund used forward foreign currency transactions to hedge its exposure to foreign currency exposure and increase total return. The Fund employed swaptions (or options on interest rate swap contracts) to hedge and express an outright term structure view and to help manage volatility.

Q	Were there any notable changes in the Fund’s weightings during the Reporting Period?

A	The Fund’s allocation to investment grade and high yield corporate bonds decreased during the Reporting Period, as we continued to build the portfolio since its launch on February 29, 2012. A corresponding increase in allocation was concentrated in agency collateralized mortgage obligations, U.S. Treasury securities, commercial mortgage-backed securities and asset-backed securities. Additionally, as mentioned earlier, we shifted the Fund’s duration positioning during the Reporting Period as market conditions changed.

PORTFOLIO RESULTS

Q	How was the Fund positioned relative to its benchmark index at the end of September 2013?

A	While the Fund is benchmarked to an equally-balanced composite of the Barclays U.S. 1-5 Year Corporate Bond Index and the Barclays U.S. 1-5 Year Government Bond Index, it held a portion of its assets in non-Treasury sectors not represented in the Short Duration Income Composite. Indeed, the Fund maintained exposure to high quality spread, or non-Treasury, sectors throughout the Reporting Period, most notably agency mortgage-backed securities, asset-backed securities, high yield corporate bonds and emerging market debt. The Fund had only minimal exposure to government bonds and quasi-government securities at the end of the Reporting Period.

FUND BASICS

Short Duration Income Fund

as of September 30, 2013

PERFORMANCE REVIEW
April 1, 2013– September 30, 2013	Fund Total Return (based on NAV)[1]	Short Duration Income Fund Composite Index[2]	Barclays U.S. 1-5 Year Corporate Bond Index [3]	Barclays U.S. 1-5 Year Government Bond Index[4]	30-Day Standardized Subsidized Yield[5]	30-Day Standardized Unsubsidized Yield[5]
Class A	-0.14%	-0.04%	0.14%	-0.21%	1.05%	0.49%
Class C	-0.34	-0.04	0.14	-0.21	0.67	-0.24
Institutional	0.03	-0.04	0.14	-0.21	1.40	0.84
Class IR	-0.02	-0.04	0.14	-0.21	1.30	0.67
Class R	-0.27	-0.04	0.14	-0.21	0.84	0.27

[1]	The net asset value (NAV) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance assumes the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]	The Short Duration Income Composite Index is comprised of the Barclays U.S. 1-5 Year Corporate Bond Index (50%) and the Barclays U.S. 1-5 Year Government Bond Index (50%).

[3]	The Barclays U.S. 1-5 Year Corporate Bond Index provides a broad based measure of the global investment grade corporate sector with final maturities ranging between one and five years. The corporate sectors include industrial, utility and finance, for U.S. and non-U.S. corporations. It is not possible to invest directly in an index.

[4]	The Barclays U.S. 1-5 Year Government Bond Index provides a broad based measure of securities issued by the U.S. government with final maturities ranging from one to five years. This includes public obligations of the U.S. Treasury, U.S. government agencies, quasi-federal corporations and corporate or foreign debt guaranteed by the U.S. government. It is not possible to invest directly in an index.

[5]	The method of calculation of the 30-Day Standardized Subsidized Yield is mandated by the Securities and Exchange Commission and is determined by dividing the net investment income per share earned during the last 30 days of the period by the maximum public offering price (“POP”) per share on the last day of the period. This number is then annualized. The 30-Day Standardized Subsidized Yield reflects fee waivers and/or expense reimbursements recorded by the Fund during the period. Without waivers and/or reimbursements, yields would be reduced. This yield does not necessarily reflect income actually earned and distributed by the Fund and, therefore, may not be correlated with the dividends or other distributions paid to shareholders. The 30-Day Standardized Unsubsidized Yield does not adjust for any fee waivers and/or expense reimbursements in effect. If the Fund does not incur any fee waivers and/or expense reimbursements during the period, the 30-Day Standard Subsidized Yield and 30-Day Standardized Unsubsidized Yield will be identical.

The returns set forth in the table above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

FUND BASICS

STANDARDIZED TOTAL RETURNS[6]
For the period ended 9/30/13	One Year	Since Inception	Inception Date
Class A	-0.42%	1.05%	2/29/2012
Class C	-0.11	1.59	2/29/2012
Institutional	1.29	2.41	2/29/2012
Class IR	1.20	2.31	2/29/2012
Class R	0.68	1.79	2/29/2012

[6]	The Standardized Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 1.5% for Class A Shares and the assumed contingent deferred sales charge for Class C Shares (0.65% if redeemed within 12 months of purchase). Because Institutional Shares, Class IR Shares and Class R Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

The returns set forth in the table above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

EXPENSE RATIOS[7]
	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Class A	0.79%	1.38%
Class C	1.18	1.83
Institutional	0.45	1.29
Class IR	0.54	1.51
Class R	1.06	2.74

[7]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. The Fund’s waivers and/or expense limitations will remain in place through at least July 29, 2014, and prior to such date the Investment Adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

FUND BASICS

FUND COMPOSITION[8]

[8]	The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets. Short-term investments represent certificate of deposits. Figures in the graph may not sum to 100% due to the exclusion of other assets and liabilities. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

[9]	“Federal Agencies” are mortgage-backed securities guaranteed by the Government National Mortgage Association (“GNMA”), Federal National Mortgage Association (“FNMA”) and Federal Home Loan Mortgage Corp. (“FHLMC”). GNMA instruments are backed by the full faith and credit of the U.S. Government.

GOLDMAN SACHS ENHANCED INCOME FUND

Schedule of Investments

September 30, 2013 (Unaudited)

Principal Amount	Interest Rate	Maturity Date	Value
Corporate Obligations – 42.8%
Aerospace/Defense – 0.3%
General Dynamics Corp.
$1,525,000	1.000%	11/15/17	$1,477,327

Banks – 18.2%
Abbey National Treasury Services PLC
1,675,000	2.875	04/25/14	1,694,860
Australia & New Zealand Banking Group Ltd.
3,475,000	0.900	02/12/16	3,468,890
Bank of America Corp.
3,175,000	6.000	09/01/17	3,607,419
Bank of Montreal(a)
2,325,000	0.498	09/24/15	2,325,467
Bank of Nova Scotia
2,625,000	0.750	10/09/15	2,620,985
Bank of Scotland PLC(b)
100,000	5.250	02/21/17	111,706
Bank of Tokyo-Mitsubishi UFJ Ltd.(b)
1,800,000	1.000	02/26/16	1,794,739
BPCE SA(a)
1,800,000	1.516	04/25/16	1,825,513
Capital One Financial Corp.
3,825,000	2.125	07/15/14	3,867,396
Citigroup, Inc.
2,030,000	3.953	06/15/16	2,162,885
1,425,000	6.125	11/21/17	1,636,541
Cooperatieve Centrale Raiffeisen – Boerenleenbank BA(a)
3,450,000	0.732	03/18/16	3,453,426
Credit Agricole SA(a)(b)
2,975,000	1.096	10/03/16	2,973,248
ING Bank NV(b)
1,600,000	2.000	09/25/15	1,621,776
1,875,000	1.375	03/07/16	1,865,662
JPMorgan Chase & Co.
2,600,000	1.875	03/20/15	2,634,000
1,225,000	3.450	03/01/16	1,288,190
Mizuho Corporate Bank Ltd.(b)
1,475,000	2.550	03/17/17	1,498,258
1,150,000	1.550	10/17/17	1,119,534
Morgan Stanley & Co.
550,000	3.450	11/02/15	570,485
700,000	4.750	03/22/17	757,203
Nordea Bank AB(a)(b)
3,550,000	0.725	05/13/16	3,561,161
Nordea Eiendomskreditt AS(a)(b)
4,000,000	0.691	04/07/14	4,007,376
Northern Rock Asset Management PLC(b)
1,400,000	5.625	06/22/17	1,589,635
Royal Bank of Canada
1,775,000	0.850	03/08/16	1,769,730
Sparebank 1 Boligkreditt AS(b)
13,400,000	2.625	05/26/16	13,934,897
Standard Chartered PLC(b)
3,625,000	3.850	04/27/15	3,760,858
Sumitomo Mitsui Banking Corp.(a)(b)
3,400,000	1.216	07/22/14	3,419,880
Svenska Handelsbanken AB(a)
2,875,000	0.700	03/21/16	2,879,996

Corporate Obligations – (continued)
Banks – (continued)
Swedbank Hypotek AB(a)(b)
$1,100,000	0.698%	03/28/14	$1,102,500
UBS AG
1,526,000	3.875	01/15/15	1,586,510
Union Bank NA(a)
825,000	1.000	09/26/16	830,103
Wells Fargo & Co.
2,700,000	1.250	02/13/15	2,721,027

			84,061,856

Chemicals – 0.7%
Praxair, Inc.
3,125,000	1.050	11/07/17	3,063,157

Consumer Products(a) – 0.1%
Kimberly-Clark Corp.
425,000	0.384	05/15/16	425,345

Electric – 2.3%
Alabama Power Co.
450,000	0.550	10/15/15	448,155
Commonwealth Edison Co.
3,225,000	1.625	01/15/14	3,236,426
Southern California Edison Co.(a)
1,975,000	0.301	10/01/14	1,975,000
Southern Co.
875,000	4.150	05/15/14	894,527
Virginia Electric and Power Co.(c)
900,000	1.200	01/15/18	878,898
Wisconsin Electric Power Co.
2,875,000	6.000	04/01/14	2,952,363

			10,385,369

Energy – 2.2%
BP Capital Markets PLC
2,675,000	3.125	10/01/15	2,794,537
Chevron Corp.(c)
1,400,000	1.104	12/05/17	1,372,598
EnCana Corp.
625,000	4.750	10/15/13	625,756
Halliburton Co.
1,925,000	1.000	08/01/16	1,920,959
Statoil ASA(a)
1,200,000	0.554	05/15/18	1,198,405
Total Capital International SA
2,450,000	1.000	08/12/16	2,448,247

			10,360,502

Finance – 2.3%
Caterpillar Financial Services Corp.
1,875,000	0.700	11/06/15	1,872,023
CDP Financial, Inc.(b)
8,600,000	3.000	11/25/14	8,843,552

			10,715,575

Food and Beverage – 2.4%
Anheuser-Busch InBev Worldwide, Inc.
2,725,000	0.800	07/15/15	2,734,853

36	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ENHANCED INCOME FUND

Principal Amount	Interest Rate	Maturity Date	Value
Corporate Obligations – (continued)
Food and Beverage – (continued)
Diageo Capital PLC
$2,825,000	0.625%	04/29/16	$2,803,434
PepsiCo, Inc.
2,800,000	0.700	02/26/16	2,791,665
Unilever Capital Corp.
2,775,000	0.850	08/02/17	2,712,067

			11,042,019

Health Care Services – 1.4%
Covidien International Finance SA
2,525,000	2.800	06/15/15	2,598,331
McKesson Corp.
950,000	3.250	03/01/16	1,000,315
UnitedHealth Group, Inc.
2,725,000	1.400	10/15/17	2,694,271

			6,292,917

Internet – 0.1%
eBay, Inc.
575,000	1.350	07/15/17	572,043

Life Insurance(b) – 2.3%
Metropolitan Life Global Funding I
3,437,000	5.125	06/10/14	3,547,097
Principal Life Global Funding II
3,200,000	1.125	09/18/15	3,218,010
Sun Life Financial Global Funding LP(a)
3,750,000	0.521	10/06/13	3,750,026

			10,515,133

Media – Non Cable – 1.4%
NBCUniversal Enterprise, Inc.(a)(b)
3,500,000	0.805	04/15/16	3,517,605
Reed Elsevier Capital, Inc.
450,000	7.750	01/15/14	458,647
The Walt Disney Co.
1,525,000	0.450	12/01/15	1,517,584
Thomson Reuters Corp.
850,000	0.875	05/23/16	843,370

			6,337,206

Metals & Mining – 0.8%
BHP Billiton Finance USA Ltd.(a)
2,050,000	0.498	09/30/16	2,051,228
Rio Tinto Finance USA PLC(c)
1,750,000	2.000	03/22/17	1,757,031

			3,808,259

Noncaptive – Financial – 1.5%
American Express Credit Corp.
3,650,000	2.750	09/15/15	3,785,911
General Electric Capital Corp.
2,875,000	5.625	09/15/17	3,272,963

			7,058,874

Pharmaceuticals – 1.5%
AbbVie, Inc.
1,750,000	1.750	11/06/17	1,736,956

Corporate Obligations – (continued)
Pharmaceuticals – (continued)
Allergan, Inc.
$325,000	1.350%	03/15/18	$316,853
Baxter International, Inc.(a)
1,225,000	0.426	12/11/14	1,225,486
GlaxoSmithKline Capital PLC
1,350,000	0.750	05/08/15	1,355,262
2,225,000	0.700	03/18/16	2,220,916

			6,855,473

Real Estate Investment Trust(c) – 0.6%
Simon Property Group LP
2,475,000	4.200	02/01/15	2,567,605

Retailers – 0.3%
Wal-Mart Stores, Inc.
1,575,000	0.600	04/11/16	1,569,278

Technology – 1.5%
Apple, Inc.(a)
2,625,000	0.316	05/03/16	2,624,373
Hewlett-Packard Co.
2,420,000	6.125	03/01/14	2,472,509
Oracle Corp.
1,775,000	1.200	10/15/17	1,741,181

			6,838,063

Tobacco – 0.7%
Philip Morris International, Inc.
3,300,000	6.875	03/17/14	3,396,918

Transportation – 0.5%
United Parcel Service, Inc.
2,275,000	1.125	10/01/17	2,242,875

Wireless Telecommunications – 1.4%
ALLTEL Corp.
1,350,000	6.500	11/01/13	1,356,018
Verizon Communications, Inc.
1,625,000	0.700	11/02/15	1,614,078
Vodafone Group PLC
3,275,000	5.000	12/16/13	3,305,926

			6,276,022

Wirelines Telecommunications – 0.3%
France Telecom SA
1,325,000	4.375	07/08/14	1,360,364

TOTAL CORPORATE OBLIGATIONS
(Cost $196,422,873)			$197,222,180

Agency Debentures – 0.9%
FNMA
$2,400,000	4.125%	04/15/14	$2,452,037
1,700,000	0.375 (d)	03/16/15	1,703,028

TOTAL AGENCY DEBENTURES
(Cost $4,143,259)			$4,155,065

The accompanying notes are an integral part of these financial statements.	37

GOLDMAN SACHS ENHANCED INCOME FUND

Schedule of Investments (continued)

September 30, 2013 (Unaudited)

Principal Amount	Interest Rate	Maturity Date	Value
Asset-Backed Securities – 8.8%
Autos – 5.4%
Ally Master Owner Trust Series 2012-5, Class A
$4,600,000	1.540%	09/15/19	$4,561,605
Ford Credit Floorplan Master Owner Trust Series 2012-4, Class A1
2,900,000	0.740	09/15/16	2,901,486
Ford Credit Floorplan Master Owner Trust Series 2012-4, Class A2(a)
2,800,000	0.532	09/15/16	2,799,327
Ford Credit Floorplan Master Owner Trust Series 2013-1, Class A2(a)
4,400,000	0.562	01/15/18	4,400,506
Harley-Davidson Motorcycle Trust Series 2012-1, Class A2
1,374,936	0.500	08/15/15	1,374,966
Huntington Auto Trust Series 2012-1, Class A3
3,999,081	0.810	09/15/16	4,008,561
Motor PLC Series 2012-A, Class A1B(a)(b)
2,201,613	0.679	02/25/20	2,201,614
Motor PLC Series 2012-A, Class A1C(b)
1,000,000	1.286	02/25/20	1,000,685
Toyota Auto Receivables Owner Trust Series 2011-B, Class A3
1,746,946	0.680	06/15/15	1,748,529

			24,997,279

Home Equity(a) – 0.0%
Amresco Residential Securities Mortgage Loan Trust Series 1998-2, Class M1F
32,264	6.745	06/25/28	30,446
Centex Home Equity Series 2004-D, Class MV3
137,626	1.179	09/25/34	28,368
Morgan Stanley ABS Capital I Series 2004-HE4, Class M3
46,001	2.434	05/25/34	11,571

			70,385

Manufactured Housing – 0.0%
Lehman ABS Manufactured Housing Contract Series 2001-B, Class A3
42,687	4.350	04/15/40	44,426

Student Loan(a) – 3.4%
Brazos Higher Education Authority, Inc. Series 2005-3, Class A14
199,467	0.361	09/25/23	199,208
College Loan Corp. Trust Series 2004-1, Class A4
1,050,000	0.456	04/25/24	996,484
Education Funding Capital Trust I Series 2004-1, Class A2
494,638	0.414	12/15/22	493,555
Education Loan Asset-Backed Trust Series 2012-1, Class A1(b)
1,305,477	0.629	06/25/22	1,304,697
Educational Services of America, Inc. Series 2010-1, Class A1(b)
4,833,228	1.116	07/25/23	4,844,617
Northstar Education Finance, Inc. Series 2005-1, Class A1
246,142	0.364	10/28/26	245,037
Northstar Education Finance, Inc. Series 2012-1, Class A(b)
3,874,483	0.879	12/26/31	3,844,163
Scholar Funding Trust Series 2012-B, Class A1(b)
483,678	0.579	10/28/25	479,111

Asset-Backed Securities – (continued)
Student Loan(a) – (continued)
SLM Student Loan Trust Series 2007-2, Class A2
$1,748,302	0.266%	07/25/17	$1,743,664
SLM Student Loan Trust Series 2012-6, Class A1
951,889	0.339	02/27/17	951,175
US Education Loan Trust LLC Series 2006-1, Class A2(b)
452,371	0.390	03/01/25	450,825

			15,552,536

TOTAL ASSET-BACKED SECURITIES
(Cost $40,853,247)			$40,664,626

Foreign Debt Obligations – 1.1%
Sovereign(b) – 0.2%
Kommunalbanken AS
$1,100,000	1.000%	09/26/17	$1,082,257

Supranational(a) – 0.9%
Inter-American Development Bank
4,100,000	0.714	05/20/14	4,112,321

TOTAL FOREIGN DEBT OBLIGATIONS
(Cost $5,208,879)			$5,194,578

Government Guarantee Obligations(e) – 3.2%
Achmea Hypotheekbank NV(a)(b)
$8,200,000	0.616%	11/03/14	$8,223,263
Landwirtschaftliche Rentenbank
6,500,000	4.875	01/10/14	6,580,366

TOTAL GOVERNMENT GUARANTEE OBLIGATIONS
(Cost $14,730,368)			$14,803,629

U.S. Treasury Obligations – 8.2%
United States Treasury Inflation Protected Securities
$4,930,419	2.000%	01/15/14	$4,955,071
4,746,168	1.250	04/15/14	4,787,697
United States Treasury Notes
24,900,000	0.250	11/30/14	24,927,392
2,900,000	0.625	04/30/18	2,819,061

TOTAL U.S. TREASURY OBLIGATIONS
(Cost $37,595,320)			$37,489,221

TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENT
(Cost $298,953,946)			$299,529,299

38	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ENHANCED INCOME FUND

Principal Amount	Interest Rate	Maturity Date	Value
Short-term Investment(f) – 16.8%
Repurchase Agreement – 16.8%
Joint Repurchase Agreement Account II
$77,500,000	0.083%	10/01/13	$77,500,000
(Cost $77,500,000)

TOTAL INVESTMENTS – 81.8%
(Cost $376,453,946)			$377,029,299

OTHER ASSETS IN EXCESS OF LIABILITIES – 18.2%			83,646,184

NET ASSETS – 100.0%			$460,675,483

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
(a)	Variable rate security. Interest rate disclosed is that which is in effect at September 30, 2013.
(b)	Exempt from registration under Rule 144A of the Securities Act of 1933. Under procedures approved by the Board of Trustees, such securities have been determined to be liquid by the investment adviser and may be resold, normally to qualified institutional buyers in transactions exempt from registration. Total market value of Rule 144A securities amounts to $88,668,752, which represents approximately 19.3% of net assets as of September 30, 2013.
(c)	Security with “Call” features with resetting interest rates. Maturity dates disclosed are the final maturity dates.
(d)	A portion of this security is segregated as collateral for initial margin requirements on futures transactions.
(e)	Guaranteed by a foreign government until maturity.
(f)	Joint repurchase agreement was entered into on September 30, 2013. Additional information appears on page 75.

Investment Abbreviation:
FNMA	—Federal National Mortgage Association

ADDITIONAL INVESTMENT INFORMATION

FUTURES CONTRACTS — At September 30, 2013, the Fund had the following futures contracts:

Type	Number of Contracts Long (Short)	Expiration Date	Current Value	Unrealized Gain (Loss)
2 Year U.S. Treasury Notes	(163)	December 2013	$(35,903,297)	$(90,568)
5 Year U.S. Treasury Notes	(355)	December 2013	(42,971,641)	(517,641)
TOTAL				$(608,209)

The accompanying notes are an integral part of these financial statements.	39

GOLDMAN SACHS GOVERNMENT INCOME FUND

Schedule of Investments

September 30, 2013 (Unaudited)

Principal Amount	Interest Rate	Maturity Date	Value
Mortgage-Backed Obligations – 50.5%
Collateralized Mortgage Obligations – 4.3%
Adjustable Rate Non-Agency(a) – 0.1%
MLCC Mortgage Investors, Inc. Series 2004-E, Class A2B
$868,483	1.093%	11/25/29	$811,729

Interest Only(b) – 0.0%
CS First Boston Mortgage Securities Corp. Series 2003-AR18, Class 2X(a)
71,141	0.000	07/25/33	—
CS First Boston Mortgage Securities Corp. Series 2003-AR20, Class 2X(a)
91,061	0.000	08/25/33	—
FNMA STRIPS Series 151, Class 2
6,528	9.500	07/25/22	1,117
Master Adjustable Rate Mortgages Trust Series 2003-2, Class 3AX(a)
30,343	0.123	08/25/33	203
Master Adjustable Rate Mortgages Trust Series 2003-2, Class 4AX(a)
10,974	0.320	07/25/33	36

			1,356

Inverse Floaters(a) – 0.1%
GNMA Series 2001-48, Class SA
25,896	25.895	10/16/31	38,173
GNMA Series 2001-51, Class SA
20,546	31.710	10/16/31	32,429
GNMA Series 2001-51, Class SB
25,783	25.895	10/16/31	39,770
GNMA Series 2002-13, Class SB
90,634	36.716	02/16/32	147,032

			257,404

Principal Only(c) – 0.0%
FNMA REMIC Series G-35, Class N
7,839	0.000	10/25/21	7,658

Regular Floater(a) – 0.1%
FDIC Structured Sale Guaranteed Notes Series 2010-S1, Class 1A(d)
290,468	0.732	02/25/48	290,846
FHLMC REMIC Series 1760, Class ZB
195,553	2.260	05/15/24	211,097

			501,943

Sequential Fixed Rate – 3.9%
FHLMC Multifamily Structured Pass-Through Certificates Series K020, Class A2
600,000	2.373	05/25/22	566,385
FHLMC Multifamily Structured Pass-Through Certificates Series K027, Class A2
6,200,000	2.637	01/25/23	5,900,211
FHLMC Multifamily Structured Pass-Through Certificates Series K028, Class A2
4,900,000	3.111	02/25/23	4,850,020
FHLMC Multifamily Structured Pass-Through Certificates Series KS01, Class A2
3,800,000	2.522	01/25/23	3,595,982
FHLMC REMIC Series 2329, Class ZA
1,135,231	6.500	06/15/31	1,259,449

Mortgage-Backed Obligations – (continued)
Sequential Fixed Rate – (continued)
FNMA REMIC Series 2001-53, Class GH
$69,446	8.000%	09/25/16	$72,801
FNMA REMIC Series 2011-52, Class GB
1,400,000	5.000	06/25/41	1,535,271
FNMA REMIC Series 2011-99, Class DB
1,225,000	5.000	10/25/41	1,345,730
GNMA Series 2002-42, Class KZ
3,105,217	6.000	06/16/32	3,459,473
NCUA Guaranteed Notes Series 2010-R1, Class 2A
237,161	1.840	10/07/20	239,643
NCUA Guaranteed Notes Series A4
3,400,000	3.000	06/12/19	3,584,076

			26,409,041

Sequential Floating Rate(a) – 0.1%
NCUA Guaranteed Notes Series 2010-R1, Class 1A
807,266	0.632	10/07/20	811,902

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS			$28,801,033

Commercial Mortgage-Backed Securities(a) – 5.6%
Sequential Floating Rate – 5.6%
Banc of America Commercial Mortgage Trust Series 2006-3, Class A4
$3,400,000	5.889%	07/10/44	$3,740,688
Citigroup Commercial Mortgage Trust Series 2008-C7, Class A1A
5,925,204	6.250	12/10/49	6,747,918
Credit Suisse Commercial Mortgage Trust Series 2007-C2, Class A1A
8,357,003	5.526	01/15/49	9,003,238
LB Commercial Mortgage Trust Series 2007-C3, Class A1A
7,561,716	6.036	07/15/44	8,453,598
ML-CFC Commercial Mortgage Trust Series 2006-4, Class A1A
5,399,921	5.166	12/12/49	5,920,311
Morgan Stanley Capital I Trust Series 2007-T25, Class A1A
3,064,409	5.509	11/12/49	3,382,958

TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES			$37,248,711

Federal Agencies – 40.6%
Adjustable Rate FHLMC(a) – 0.3%
$187,102	2.401%	11/01/32	$198,023
1,536,727	2.418	09/01/33	1,625,390

			1,823,413

Adjustable Rate FNMA(a) – 0.9%
141,840	2.648	11/01/32	149,870
299,432	2.392	12/01/32	315,488
1,516,828	1.916	05/01/33	1,567,860
39,332	2.341	06/01/33	41,543
1,236,552	2.596	10/01/33	1,293,602
1,410,856	2.387	02/01/35	1,481,113
1,315,570	2.439	09/01/35	1,386,975

			6,236,451

40	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GOVERNMENT INCOME FUND

Principal Amount	Interest Rate	Maturity Date	Value
Mortgage-Backed Obligations – (continued)
Adjustable Rate GNMA(a) – 0.7%
$93,259	1.625%	06/20/23	$95,460
42,199	1.750	07/20/23	43,201
44,343	1.750	08/20/23	45,402
114,173	1.750	09/20/23	116,918
34,032	1.625	03/20/24	34,877
299,835	1.625	04/20/24	307,367
36,064	1.625	05/20/24	36,975
251,431	1.625	06/20/24	257,820
58,824	2.000	06/20/24	61,150
80,125	1.750	07/20/24	82,172
84,597	2.000	07/20/24	87,868
147,271	1.750	08/20/24	151,054
77,083	2.000	08/20/24	80,182
72,137	1.750	09/20/24	74,000
92,138	2.000	11/20/24	95,907
34,471	2.000	12/20/24	35,888
49,327	2.500	12/20/24	52,143
59,426	2.000	01/20/25	61,881
31,468	2.000	02/20/25	32,778
108,367	2.000	05/20/25	112,945
87,834	2.000	07/20/25	91,586
44,042	1.625	02/20/26	45,243
2,232	1.750	07/20/26	2,296
56,168	1.625	01/20/27	57,771
62,680	2.000	01/20/27	65,591
43,817	1.625	02/20/27	45,123
319,173	1.625	04/20/27	328,769
37,290	1.625	05/20/27	38,416
35,562	1.625	06/20/27	36,640
13,056	1.625	11/20/27	13,460
324	2.000	11/20/27	340
50,210	1.625	12/20/27	51,704
103,075	1.625	01/20/28	106,284
35,121	1.625	02/20/28	36,218
38,736	1.625	03/20/28	39,952
180,344	1.750	07/20/29	186,321
89,026	1.750	08/20/29	91,985
24,308	1.750	09/20/29	25,119
96,787	1.625	10/20/29	99,927
114,366	1.625	11/20/29	118,203
29,604	1.625	12/20/29	30,556
36,710	1.625	01/20/30	37,950
17,266	1.625	02/20/30	17,826
91,430	1.625	03/20/30	94,530
108,624	1.625	04/20/30	112,161
170,698	1.625	05/20/30	176,522
121,368	2.000	05/20/30	127,849
29,344	1.625	06/20/30	30,348
235,172	2.000	07/20/30	247,814
47,371	2.000	09/20/30	49,930
87,377	1.625	10/20/30	90,407
168,418	1.625	03/20/32	174,224

			4,537,053

FHLMC – 7.8%
2,591	6.500	12/01/13	2,600
336,068	7.500	11/01/14	345,346

Mortgage-Backed Obligations – (continued)
FHLMC – (continued)
$974	7.000%	02/01/15	$977
14,404	8.000	07/01/15	14,895
14,225	7.000	09/01/17	15,182
6,123	7.000	10/01/17	6,541
61,882	5.500	05/01/18	65,652
493,126	5.500	06/01/18	523,164
22,809	4.500	09/01/18	24,165
6,807	10.000	10/01/18	7,093
152,406	5.000	06/01/19	162,450
10,383	10.000	07/01/20	10,562
52,035	10.000	10/01/20	60,401
70,014	6.500	07/01/21	77,609
5,570	6.500	08/01/22	6,170
50,833	9.000	10/01/22	59,666
279,575	4.500	10/01/23	296,959
1,597,615	5.000	08/01/24	1,698,057
273,164	6.500	07/01/28	304,257
1,361,119	4.500	03/01/29	1,446,120
4,816	8.000	07/01/30	5,875
17,348	7.500	12/01/30	18,235
72,011	7.000	04/01/31	82,191
96,169	3.500	11/01/32	99,558
286,385	3.500	01/01/33	296,476
1,974,195	3.500	07/01/33	2,043,754
55,408	5.000	08/01/33	59,896
9,970	5.000	09/01/33	10,778
24,813	5.000	10/01/33	26,823
686,489	6.000	10/01/34	756,914
11,487	5.000	11/01/34	12,402
776,521	5.000	12/01/34	838,371
1,600,746	5.000	03/01/35	1,723,637
13,052	5.000	05/01/35	14,054
16,843	5.000	06/01/35	18,137
53,370	5.000	07/01/35	57,577
5,158	5.500	07/01/35	5,620
2,050,667	5.000	08/01/35	2,208,099
75,622	5.000	09/01/35	81,428
16,034	5.000	10/01/35	17,264
58,412	5.000	11/01/35	62,982
69,059	5.000	12/01/35	74,750
170,135	5.500	01/01/36	183,998
7,778	5.000	02/01/36	8,375
515	5.500	02/01/36	557
2,185,177	5.000	03/01/36	2,352,935
34,802	5.000	05/01/36	37,474
8,942	6.000	06/01/36	9,778
15,048	5.000	07/01/36	16,204
41,216	4.000	08/01/36	43,106
105,475	4.000	09/01/36	110,312
121,143	4.000	10/01/36	126,699
191,196	4.000	12/01/36	199,963
228,341	5.000	02/01/37	245,668
566,244	5.000	03/01/37	609,729
986,760	5.500	08/01/37	1,066,023
5,434	5.500	12/01/37	5,871
980,350	5.000	02/01/38	1,055,262

The accompanying notes are an integral part of these financial statements.	41

GOLDMAN SACHS GOVERNMENT INCOME FUND

Schedule of Investments (continued)

September 30, 2013 (Unaudited)

Principal Amount	Interest Rate	Maturity Date	Value
Mortgage-Backed Obligations – (continued)
FHLMC – (continued)
$5,070,449	5.000%	03/01/38	$5,459,816
6,417	5.500	04/01/38	6,934
993,548	5.500	05/01/38	1,073,602
5,529	5.000	06/01/38	5,951
5,000,000	5.500	07/01/38	5,402,870
996,392	5.500	11/01/38	1,076,676
6,129	5.000	12/01/38	6,597
13,114	5.000	02/01/39	14,116
2,000,000	5.500	03/01/39	2,161,148
553,512	5.000	07/01/39	596,629
309,664	4.500	09/01/39	332,053
5,511,715	5.000	09/01/39	5,932,855
6,292	5.500	05/01/40	6,799
30,350	5.000	08/01/40	33,149
2,653,537	5.500	08/01/40	2,867,344
6,552	4.500	11/01/40	6,976
57,869	4.500	03/01/41	61,627
24,483	5.000	04/01/41	26,813
35,507	5.000	06/01/41	38,887
1,000,000	5.000	07/01/41	1,095,181
1,513,433	4.000	11/01/41	1,582,475
948,863	4.000	12/01/41	994,601
457,003	3.500	04/01/42	464,750
29,205	3.000	05/01/42	28,447
184,336	3.500	05/01/42	187,461
986,833	4.000	05/01/42	1,034,402
372,290	3.500	06/01/42	378,893
944,347	3.500	07/01/42	960,356
31,126	3.000	08/01/42	30,318
75,499	3.000	09/01/42	73,540
179,421	3.000	10/01/42	174,765
34,301	3.000	01/01/43	33,410
645,588	3.000	02/01/43	628,810

			52,492,892

FNMA – 22.3%
1,930	7.000	03/01/14	1,944
10,235	7.000	03/01/15	10,338
3,934	8.000	01/01/16	4,128
97,648	8.000	11/01/16	102,728
108,180	5.000	08/01/17	114,898
2,282,912	2.800	03/01/18	2,383,665
1,936,110	3.740	05/01/18	2,097,558
1,690,000	3.840	05/01/18	1,831,532
57,814	4.500	05/01/18	61,456
121,692	4.500	06/01/18	129,360
25,579	4.500	07/01/18	27,191
36,066	4.500	08/01/18	38,338
320,694	5.000	09/01/18	340,706
1,769,647	5.000	10/01/18	1,880,219
4,400,000	4.506	06/01/19	4,853,601
87,274	6.500	08/01/19	96,561
6,807	9.500	08/01/20	6,835
960,622	3.416	10/01/20	1,006,438
14,972	9.500	10/01/20	15,046
673,264	3.632	12/01/20	711,962

Mortgage-Backed Obligations – (continued)
FNMA – (continued)
$2,371,007	4.375%	06/01/21	$2,595,372
533,169	5.500	02/01/23	581,008
896,657	5.500	08/01/23	977,111
232,495	6.000	11/01/28	256,903
13,726	6.500	11/01/28	15,332
63,323	5.000	03/01/29	68,724
46,498	5.000	02/01/30	50,874
45,109	7.000	11/01/30	51,922
97,994	7.000	07/01/31	111,428
581	6.000	03/01/32	643
2,581	5.500	03/01/33	2,834
12,311	6.000	03/01/33	13,611
7,975,914	5.500	04/01/33	8,728,090
2,409	6.000	05/01/33	2,663
14,812	5.000	07/01/33	16,121
1,827,604	5.500	07/01/33	1,970,272
66,482	5.000	08/01/33	72,398
69,707	5.000	09/01/33	76,146
37,067	5.500	09/01/33	40,636
5,345	5.000	12/01/33	5,839
57,903	5.500	12/01/33	63,585
4,119	6.000	12/01/33	4,533
103,895	5.500	02/01/34	113,994
6,691	5.500	03/01/34	7,359
11,145	5.500	04/01/34	12,222
12,759	5.000	05/01/34	13,847
534,342	5.500	05/01/34	586,695
328	5.500	06/01/34	358
22,352	5.500	08/01/34	24,442
9,804	5.500	09/01/34	10,784
11,126	5.500	10/01/34	12,231
57,183	5.500	11/01/34	62,895
111,372	5.500	12/01/34	121,647
2,000,437	5.000	02/01/35	2,185,220
19,080	5.500	02/01/35	20,987
15,241	5.500	04/01/35	16,648
465,108	6.000	04/01/35	514,220
12,981	5.000	05/01/35	14,118
15,513	5.500	05/01/35	16,923
669,388	5.000	07/01/35	726,496
22,025	5.500	07/01/35	24,035
9,770	5.000	08/01/35	10,620
1,798	5.500	08/01/35	1,964
654	6.000	08/01/35	715
19,711	5.500	09/01/35	21,523
195,700	6.000	10/01/35	215,613
155,510	6.000	11/01/35	170,047
8,586	5.500	12/01/35	9,381
384	5.500	02/01/36	419
98,283	6.000	03/01/36	108,074
12,380	5.500	04/01/36	13,505
196,666	6.000	04/01/36	216,340
87,322	4.000	09/01/36	91,637
88,407	5.500	09/01/36	97,082
96,368	4.000	02/01/37	101,205
1,338	5.500	02/01/37	1,457

42	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GOVERNMENT INCOME FUND

Principal Amount	Interest Rate	Maturity Date		Value
Mortgage-Backed Obligations – (continued)
FNMA – (continued)
$39,465	5.500%	04/01/37		$42,993
2,452	5.500	05/01/37		2,670
1,036	5.500	06/01/37		1,128
2,453,633	5.500	08/01/37		2,676,643
579,825	7.500	11/01/37		674,337
478	5.500	12/01/37		521
1,510,410	5.000	02/01/38		1,639,240
35,860	5.500	02/01/38		39,117
17,596	5.500	03/01/38		19,167
48,719	5.500	04/01/38		53,092
15,394	5.500	05/01/38		16,780
4,502	5.500	06/01/38		4,904
5,343	5.500	07/01/38		5,820
3,531	5.500	08/01/38		3,846
3,421	5.500	09/01/38		3,727
1,683	5.500	12/01/38		1,835
18,162	5.500	02/01/39		19,809
24,637	4.500	05/01/39		26,479
17,627	5.500	06/01/39		19,156
13,551	4.000	08/01/39		14,209
92,113	4.500	08/01/39		99,026
135,413	4.500	11/01/39		145,575
15,762	5.500	11/01/39		17,132
1,070,659	4.500	12/01/39		1,151,004
678,770	5.000	07/01/40		738,995
1,367,444	4.000	09/01/40		1,434,671
3,949,298	4.000	11/01/40		4,142,372
1,659,798	4.000	12/01/40		1,740,723
29,357	4.000	01/01/41		30,789
30,955	4.000	02/01/41		32,468
72,762	4.000	03/01/41		76,319
1,020,664	6.000	05/01/41		1,120,534
769,728	4.500	07/01/41		823,223
24,771	4.000	08/01/41		25,982
362,707	4.500	08/01/41		387,988
429,158	4.500	09/01/41		458,930
94,984	4.500	10/01/41		101,604
44,712	4.000	01/01/42		46,898
1,266,391	3.000	08/01/42		1,239,226
1,156,361	3.000	09/01/42		1,131,764
151,121	3.000	10/01/42		147,909
819,096	3.000	11/01/42		801,623
8,115,048	3.000	12/01/42		7,940,565
410,175	2.500	01/01/43		381,544
5,717,328	3.000	01/01/43		5,595,768
2,428,845	3.000	02/01/43		2,377,030
2,391,377	2.500	03/01/43		2,224,450
1,301,016	3.000	03/01/43		1,273,260
177,266	2.500	04/01/43		164,892
1,843,777	3.000	04/01/43		1,804,484
1,072,664	3.000	05/01/43		1,049,754
190,993	3.000	06/01/43		186,935
1,641,284	3.000	07/01/43		1,606,407
10,000,000	2.500	TBA-15yr	(e)	10,061,719
22,000,000	3.000	TBA-30yr	(e)	21,499,843
4,000,000	3.500	TBA-30yr	(e)	4,073,750

Mortgage-Backed Obligations – (continued)
FNMA – (continued)
$26,000,000	4.000%	TBA-30yr	(e)	$27,271,561
2,000,000	4.500	TBA-30yr	(e)	2,136,250
2,000,000	6.000	TBA-30yr	(e)	2,188,125

				149,961,817

GNMA – 8.6%
58	9.000	08/15/16		59
637,272	3.950	07/15/25		671,233
145,081	7.000	12/15/27		165,009
19,459	6.500	08/15/28		22,668
246,146	6.000	01/15/29		277,486
251,756	7.000	10/15/29		293,089
179,056	5.500	11/15/32		198,071
1,646,583	5.500	12/15/32		1,821,444
152,594	5.500	01/15/33		168,722
151,287	5.500	02/15/33		167,276
150,088	5.500	03/15/33		165,951
162,041	5.500	07/15/33		179,167
95,202	5.500	08/15/33		105,264
79,086	5.500	09/15/33		87,444
84,416	5.500	04/15/34		92,994
95,925	5.500	05/15/34		105,671
957,662	5.500	06/15/34		1,054,971
837,507	5.500	09/15/34		922,606
651,385	5.500	12/15/34		717,573
706,570	5.500	01/15/35		776,220
3,403,161	2.500	12/15/42		3,173,252
6,885,033	2.500	12/20/42		6,416,845
4,716,012	2.500	01/15/43		4,397,591
2,774,844	2.500	02/15/43		2,588,017
1,203,311	2.500	03/15/43		1,122,074
2,827,823	2.500	05/15/43		2,636,912
572,017	2.500	06/20/43		533,092
423,244	2.500	07/20/43		394,443
14,000,000	4.000	TBA-30yr	(e)	14,775,937
8,000,000	4.500	TBA-30yr	(e)	8,621,250
5,000,000	5.000	TBA-30yr	(e)	5,433,594

				58,085,925

TOTAL FEDERAL AGENCIES				$273,137,551

TOTAL MORTGAGE-BACKED OBLIGATIONS
(Cost $334,762,934)				$339,187,295

Agency Debentures – 24.1%
FFCB
$1,500,000	1.460%	11/19/19		$1,418,883
FHLB
10,000,000	5.375	06/13/14		10,365,100
1,500,000	1.530	11/21/19		1,429,179
3,700,000	2.125	06/09/23		3,304,422
1,900,000	3.250	06/09/23		1,921,930
FHLMC
13,200,000	1.375	02/25/14		13,268,349
5,200,000	0.375	02/27/14		5,206,219

The accompanying notes are an integral part of these financial statements.	43

GOLDMAN SACHS GOVERNMENT INCOME FUND

Schedule of Investments (continued)

September 30, 2013 (Unaudited)

Principal Amount	Interest Rate	Maturity Date	Value
Agency Debentures – (continued)
FHLMC – (continued)
$42,300,000	1.000%	07/30/14	$42,605,533
32,291,000	1.000	08/20/14	32,526,337
5,100,000	5.050	01/26/15	5,424,139
5,100,000	0.875	03/07/18	4,984,069
4,100,000	1.250	10/02/19	3,919,897
2,900,000	2.375	01/13/22	2,822,166
FNMA
2,200,000	0.750	12/19/14	2,214,354
5,400,000	1.875	09/18/18	5,465,277
2,600,000	6.250	05/15/29	3,346,207
4,000,000	6.625	11/15/30	5,357,283
New Valley Generation III
2,975,533	4.929	01/15/21	3,303,279
Small Business Administration
33,600	7.500	04/01/17	35,472
76,640	6.300	05/01/18	82,372
37,145	6.300	06/01/18	39,720
Tennessee Valley Authority
8,400,000	1.750	10/15/18	8,384,974
Tennessee Valley Authority Series B
4,200,000	4.375	06/15/15	4,475,902

TOTAL AGENCY DEBENTURES
(Cost $161,950,313)			$161,901,063

Asset-Backed Securities(a) – 3.1%
Home Equity – 0.0%
Citigroup Mortgage Loan Trust, Inc. Series 2004-OPT1, Class A2
$155,758	0.899%	10/25/34	$155,121

Student Loan – 3.1%
Access Group, Inc. Series 2005-2, Class A3
2,774,249	0.442	11/22/24	2,739,080
Alaska State Student Loan Corp. Series 2013, Class A
5,404,104	0.679	08/25/31	5,350,334
Brazos Higher Education Authority, Inc. Series 2005-3, Class A14
185,220	0.361	09/25/23	184,979
College Loan Corp. Trust Series 2004-1, Class A4
1,700,000	0.456	04/25/24	1,613,355
Education Funding Capital Trust I Series 2004-1, Class A2
395,710	0.414	12/15/22	394,844
Northstar Education Finance, Inc. Series 2005-1, Class A1
210,979	0.364	10/28/26	210,031
Scholar Funding Trust Series 2013-A, Class A(d)
5,865,614	0.829	01/30/45	5,813,776
SLM Student Loan Trust Series 2008-5, Class A4
3,900,000	1.966	07/25/23	4,073,781
US Education Loan Trust LLC Series 2006-1, Class A2(d)
432,703	0.390	03/01/25	431,224

			20,811,404

TOTAL ASSET-BACKED SECURITIES
(Cost $20,973,380)			$20,966,525

Government Guarantee Obligations(f) – 0.4%
Israel Government AID Bond
$1,400,000	5.500%	09/18/23	$1,668,995
100,000	5.500	12/04/23	119,544
700,000	5.500	04/26/24	837,487

TOTAL GOVERNMENT GUARANTEE OBLIGATIONS
(Cost $2,875,413)			$2,626,026

U.S. Treasury Obligations – 25.1%
United States Treasury Bonds
$10,210,000	3.625%	08/15/43	$10,092,789
United States Treasury Inflation Protected Securities
4,424,735	2.000	01/15/14	4,446,859
7,174,440	1.250	04/15/14	7,237,216
2,530,000	0.125	01/15/23	2,461,614
United States Treasury Notes
9,750,000	0.750	12/15/13	9,763,748
4,000,000	0.250 (g)	01/31/14	4,002,640
78,800,000	0.375	02/15/16	78,714,107
10,200,000	1.375	09/30/18	10,192,656
7,300,000	2.000	09/30/20	7,292,335
33,300,000	1.750	05/15/23	30,855,781
4,000,000	2.500	08/15/23	3,959,080

TOTAL U.S. TREASURY OBLIGATIONS
(Cost $168,881,872)			$169,018,825

Municipal Debt Obligation – 0.4%
New Jersey – 0.4%
New Jersey Economic Development Authority Series A (MBIA)
$2,000,000	7.425%	02/15/29	$2,446,200
(Cost $2,000,000)

Notional Amount	Exercise Rate	Expiration Date	Value
Options Purchased – 0.3%
Interest Rate Swaptions
Bank of America NA Call – OTC – 10 year Interest Rate Swap Strike Price 4.070%
$4,100,000	4.070%	03/29/16	$178,108
Citibank NA Call – OTC – 10 year Interest Rate Swap Strike Price 3.570%
2,800,000	3.570	02/22/16	169,073
Citibank NA Call – OTC – 10 year Interest Rate Swap Strike Price 3.625%
2,700,000	3.625	02/22/16	156,646
Deutsche Bank Securities, Inc. Call – OTC – 2 year Interest Rate Swap Strike Price 1.950%
8,900,000	1.950	10/26/15	93,229
Deutsche Bank Securities, Inc. Call – OTC – 2 year Interest Rate Swap Strike Price 2.030%
8,900,000	2.030	10/26/15	87,878

44	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GOVERNMENT INCOME FUND

Notional Amount	Exercise Rate	Expiration Date	Value
Options Purchased – (continued)
Interest Rate Swaptions – (continued)
JPMorgan Chase Bank NA Call – OTC – 2 year Interest Rate Swap Strike Price 1.855%
$8,600,000	1.855%	11/02/15	$98,646
Morgan Stanley Capital Services, Inc. Call – OTC – 10 year Interest Rate Swap Strike Price 3.630%
9,700,000	3.630	02/16/16	556,755
Morgan Stanley Capital Services, Inc. Call – OTC – 10 year Interest Rate Swap Strike Price 3.652%
9,300,000	3.652	02/22/16	528,997
Morgan Stanley Capital Services, Inc. Call – OTC – 10 year Interest Rate Swap Strike Price 3.620%
4,500,000	3.620	03/07/16	266,059

TOTAL OPTIONS PURCHASED
(Cost $1,345,826)			$2,135,391

TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENT
(Cost $692,789,738)			$698,281,325

Principal Amount	Interest Rate	Maturity Date	Value
Short-term Investment(h) – 9.0%
Repurchase Agreement – 9.0%
Joint Repurchase Agreement Account II
$60,300,000	0.083%	10/01/13	$60,300,000
(Cost $60,300,000)

TOTAL INVESTMENTS – 112.9%
(Cost $753,089,738)			$758,581,325

LIABILITIES IN EXCESS OF OTHER ASSETS – (12.9)%			(86,428,103)

NET ASSETS – 100.0%			$672,153,222

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
(a)	Variable rate security. Interest rate disclosed is that which is in effect at September 30, 2013.
(b)	Security with a notional or nominal principal amount. The actual effective yield of this security is different than the stated interest rate.
(c)	Issued with a zero coupon. Income is recognized through the accretion of discount.
(d)	Exempt from registration under Rule 144A of the Securities Act of 1933. Under procedures approved by the Board of Trustees, such securities have been determined to be liquid by the investment adviser and may be resold, normally to qualified institutional buyers in transactions exempt from registration. Total market value of Rule 144A securities amounts to $6,535,846, which represents approximately 1.0% of net assets as of September 30, 2013.
(e)	TBA (To Be Announced) Securities are purchased/sold on a forward commitment basis with an approximate principal amount and no defined maturity date. The actual principal and maturity date will be determined upon settlement when the specific mortgage pools are assigned. Total market value of TBA securities (excluding forward sales contracts, if any) amounts to $96,062,029 which represents approximately 14.3% of net assets as of September 30, 2013.
(f)	Guaranteed by the United States Government.
(g)	A portion of this security is segregated as collateral for initial margin requirements on futures transactions.
(h)	Joint repurchase agreement was entered into on September 30, 2013. Additional information appears on page 75.

Investment Abbreviations:
FDIC	—Federal Deposit Insurance Corp.
FFCB	—Federal Farm Credit Bank
FHLB	—Federal Home Loan Bank
FHLMC	—Federal Home Loan Mortgage Corp.
FNMA	—Federal National Mortgage Association
GNMA	—Government National Mortgage Association
LIBOR	—London Interbank Offered Rate
MBIA	—Insured by Municipal Bond Investors Insurance
NCUA	—National Credit Union Administration
OTC	—Over the Counter
REMIC	—Real Estate Mortgage Investment Conduit
STRIPS	—Separate Trading of Registered Interest and Principal of Securities

ADDITIONAL INVESTMENT INFORMATION

FORWARD SALES CONTRACTS — At September 30, 2013, the Fund had the following forward sales contracts:

Description	Interest Rate	Maturity Date(e)	Settlement Date	Principal Amount	Value
FHLMC	5.500%	TBA-30yr	10/10/2013	$(5,000,000)	$(5,417,970)
FHLMC	5.000	TBA-30yr	10/10/2013	(4,000,000)	(4,314,375)
FNMA	2.500	TBA-30yr	10/10/2013	(2,000,000)	(1,859,688)
FNMA	5.000	TBA-30yr	10/10/2013	(2,000,000)	(2,169,062)
GNMA	2.500	TBA-30yr	10/21/2013	(14,000,000)	(13,035,313)
GNMA	2.500	TBA-30yr	10/21/2013	(4,000,000)	(3,726,875)
TOTAL (Proceeds Receivable: $29,913,047)					$(30,523,283)

The accompanying notes are an integral part of these financial statements.	45

GOLDMAN SACHS GOVERNMENT INCOME FUND

Schedule of Investments (continued)

September 30, 2013 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION (continued)

FUTURES CONTRACTS — At September 30, 2013, the Fund had the following futures contracts:

Type	Number of Contracts Long (Short)	Expiration Date	Current Value	Unrealized Gain (Loss)
Ultra Long U.S. Treasury Bonds	279	December 2013	$39,644,156	$148,070
2 Year U.S. Treasury Notes	43	December 2013	9,471,422	6,647
5 Year U.S. Treasury Notes	870	December 2013	105,310,781	1,110,413
10 Year U.S. Treasury Notes	(104)	December 2013	(13,144,625)	(1,453)
20 Year U.S. Treasury Bonds	(50)	December 2013	(6,668,750)	(10,551)
TOTAL				$1,253,126

SWAP CONTRACTS — At September 30, 2013, the Fund had the following swap contracts:

OVER THE COUNTER INTEREST RATE SWAP CONTRACTS

			Rates Exchanged
Counterparty	Notional Amount (000s)(a)	Termination Date	Payments Received	Payments Made	Unrealized Gain (Loss)*
Citibank NA	$1,000	02/24/26	3.070%	3 month LIBOR	$(60,489)
	1,000	02/24/26	3.125	3 month LIBOR	(55,817)
Deutsche Bank Securities, Inc.	4,000	10/30/17	1.450	3 month LIBOR	(37,710)
	4,000	10/30/17	1.530	3 month LIBOR	(31,435)
JPMorgan Securities, Inc.	3,900	11/04/17	1.355	3 month LIBOR	(45,501)
Morgan Stanley Capital Services, Inc.	3,600	02/18/26	3.130	3 month LIBOR	(197,615)
	3,500	02/24/26	3.152	3 month LIBOR	(187,330)
	2,000	03/09/26	3.120	3 month LIBOR	(114,491)
TOTAL					$(730,388)

*	There are no upfront payments on the swap contract(s), therefore the unrealized gain (loss) on the swap contracts is equal to their market value.

(a)	Represents forward starting interest rate swaps whose effective dates of commencement of accruals and cash flows occur subsequent to September 30, 2013.

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS

		Rates Exchanged		Market Value
Notional Amount (000s)(a)	Termination Date	Payments Received	Payments Made	Upfront Payments Made (Received)	Unrealized Gain (Loss)
$21,700	12/19/16	3 month LIBOR	0.500%	$264,221	$(13,842)
13,600	12/18/18	3 month LIBOR	1.000	208,708	240,595
14,500	05/07/19	1.973%	3 month LIBOR	44	(330,484)
16,400	08/15/19	3.250	3 month LIBOR	49	129,707
3,100	08/29/19	3.520	3 month LIBOR	7	44,220
3,100	08/29/19	3.560	3 month LIBOR	7	47,691
6,300	12/18/20	1.500	3 month LIBOR	(9,683)	(320,103)
8,400	08/16/21	3 month LIBOR	3.000	(66,100)	(126,690)
1,600	08/27/21	3 month LIBOR	3.132	9	(47,736)
1,600	08/27/21	3 month LIBOR	3.095	9	(43,848)
4,200	11/07/23	3 month LIBOR	1.982	34	317,457
2,100	12/18/23	3 month LIBOR	2.000	186,550	(22,345)
1,400	06/11/24	3 month LIBOR	2.732	11	42,327
1,100	03/31/26	3.070	3 month LIBOR	18	(69,470)

46	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GOVERNMENT INCOME FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS (continued)

		Rates Exchanged		Market Value
Notional Amount (000s)(a)	Termination Date	Payments Received	Payments Made	Upfront Payments Made (Received)	Unrealized Gain (Loss)
$12,500	12/18/28	3 month LIBOR	2.500%	$232,450	$1,098,950
7,500	12/18/43	3 month LIBOR	3.000	201,369	810,667
TOTAL				$1,017,703	$1,757,096

(a)	Represents forward starting interest rate swaps whose effective dates of commencement of accruals and cash flows occur subsequent to September 30, 2013.

The accompanying notes are an integral part of these financial statements.	47

GOLDMAN SACHS HIGH QUALITY FLOATING RATE FUND

Schedule of Investments

September 30, 2013 (Unaudited)

Principal Amount	Interest Rate	Maturity Date	Value
Corporate Obligations(a) – 0.3%
Banks – 0.3%
DnB Boligkreditt AS
$800,000	1.450%	03/21/18	$787,520
(Cost $798,358)

Mortgage-Backed Obligations – 43.3%
Collateralized Mortgage Obligations – 33.1%
Interest Only(b) – 0.0%
FNMA REMIC Series 1990-145, Class B
$583	1,004.961%	12/25/20	$8,103

Planned Amortization Class – 0.0%
FHLMC REMIC Series 2113, Class TE
22,795	6.000	01/15/14	22,949
FNMA REMIC Series 1993-225, Class WC
12,415	6.500	12/25/13	12,485

			35,434

Regular Floater(c) – 30.2%
Collateralized Mortgage Securities Corp. Series N, Class 2
38,847	0.862	08/25/17	38,936
FDIC Structured Sale Guaranteed Notes Series 2010-S1, Class 1A(a)
871,403	0.732	02/25/48	872,539
FHLMC REMIC Series 1826, Class F
56,820	0.582	09/15/21	56,903
FHLMC REMIC Series 3208, Class FD
609,383	0.582	08/15/36	611,137
FHLMC REMIC Series 3208, Class FE
6,093,827	0.582	08/15/36	6,111,371
FHLMC REMIC Series 3208, Class FG
3,463,860	0.582	08/15/36	3,473,832
FHLMC REMIC Series 3371, Class FA
1,244,114	0.782	09/15/37	1,251,412
FHLMC REMIC Series 3374, Class FT
1,328,056	0.482	04/15/37	1,325,961
FHLMC REMIC Series 3471, Class FB
5,518,130	1.182	08/15/35	5,586,031
FHLMC REMIC Series 3545, Class FA
2,129,342	1.032	06/15/39	2,161,148
FHLMC REMIC Series 3588, Class CW
3,757,797	2.534	10/15/37	4,012,992
FHLMC REMIC Series 4039, Class FA
5,181,267	0.682	05/15/42	5,210,816
FNMA REMIC Series 1990-145, Class A
237,218	1.116	12/25/20	239,840
FNMA REMIC Series 1997-20, Class F
466,542	0.655	03/25/27	458,270
FNMA REMIC Series 1998-66, Class FC
124,242	0.680	11/17/28	125,188
FNMA REMIC Series 2007-33, Class HF
146,714	0.529	04/25/37	147,158
FNMA REMIC Series 2007-91, Class FB
2,695,177	0.779	10/25/37	2,722,660
FNMA REMIC Series 2007-92, Class OF
1,120,176	0.749	09/25/37	1,125,350

Mortgage-Backed Obligations – (continued)
Regular Floater(c) – (continued)
FNMA REMIC Series 2008-22, Class FD
$2,415,137	1.019%	04/25/48	$2,438,010
FNMA REMIC Series 2010-100, Class FD
925,898	0.599	09/25/40	930,794
FNMA REMIC Series 2010-123, Class FL
2,869,274	0.609	11/25/40	2,876,233
FNMA REMIC Series 2010-89, Class CF
305,220	0.629	02/25/38	306,790
FNMA REMIC Series 2011-110, Class FE
5,865,331	0.579	04/25/41	5,876,289
FNMA REMIC Series 2012-103, Class GF
765,308	0.579	02/25/40	764,248
FNMA REMIC Series 2012-56, Class FG
5,383,182	0.679	03/25/39	5,395,873
FNMA REMIC Series 2012-65, Class FB
967,820	0.699	06/25/42	972,439
FNMA REMIC Series 2013-96, Class FW
973,669	0.579	09/25/43	974,758
GNMA REMIC Series 2010-53, Class FC
2,363,391	1.000	04/20/40	2,401,004
GNMA REMIC Series 2012-12, Class HF
3,113,775	0.580	01/20/42	3,123,349
GNMA Series 2013-113, Class FD
3,875,289	0.482	08/16/43	3,872,780
NCUA Guaranteed Notes Series 2010-A1, Class A
646,430	0.532	12/07/20	648,184
NCUA Guaranteed Notes Series 2011-R1, Class 1A
977,909	0.632	01/08/20	983,295
NCUA Guaranteed Notes Series 2011-R2, Class 1A
2,806,612	0.582	02/06/20	2,817,575
NCUA Guaranteed Notes Series 2011-R3, Class 1A
2,838,397	0.582	03/11/20	2,848,598
NCUA Guaranteed Notes Series 2011-R4, Class 1A
3,668,452	0.554	03/06/20	3,677,623
NCUA Guaranteed Notes Series 2011-R5, Class 1A
3,077,555	0.554	04/06/20	3,083,686

			79,523,072

Sequential Fixed Rate – 0.1%
NCUA Guaranteed Notes Series 2010-R1, Class 2A
148,225	1.840	10/07/20	149,777

Sequential Floating Rate(c) – 2.8%
FNMA ACES Series 2013-M11, Class FA
2,892,691	0.509	01/25/18	2,892,928
Granite Master Issuer PLC Series 2006-3, Class A4
3,140,870	0.260	12/20/54	3,093,826
Granite Master Issuer PLC Series 2007-1, Class 2A1
444,725	0.320	12/20/54	438,064
Granite Master Issuer PLC Series 2007-1, Class 3A1
444,725	0.380	12/20/54	438,064
Leek Finance PLC Series 2018X, Class A2B
479,709	0.510	09/21/38	487,804

			7,350,686

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS			$87,067,072

48	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH QUALITY FLOATING RATE FUND

Principal Amount	Interest Rate	Maturity Date		Value
Mortgage-Backed Obligations – (continued)
Federal Agencies – 10.2%
Adjustable Rate FHLMC(c) – 2.2%
$32,026	2.217%	08/01/16		$32,412
46,650	3.057	08/01/18		48,115
26,298	2.711	11/01/18		26,931
178,370	2.912	11/01/18		181,834
7,749	2.625	02/01/19		7,943
31,130	2.224	03/01/19		31,743
21,402	2.931	03/01/19		22,072
28,937	2.382	06/01/19		29,563
18,633	2.645	07/01/19		19,094
585,011	2.971	11/01/19		604,102
391,387	6.876	11/01/19		418,906
32,289	2.912	01/01/20		32,965
51,590	2.220	05/01/21		52,926
23,560	2.229	10/01/26		23,960
594,894	3.391	08/01/28		625,630
259,144	2.477	05/01/29		269,320
30,450	4.174	06/01/29		33,257
53,483	2.249	04/01/30		55,492
47,520	4.321	06/01/30		51,959
150,490	2.428	12/01/30		154,531
43,090	2.471	02/01/31		45,245
10,032	2.280	06/01/31		10,437
2,650,566	2.610	05/01/34		2,824,034
315,500	3.724	05/01/35		328,812

				5,931,283

Adjustable Rate FNMA(c) – 3.4%
102,254	6.750	04/01/17		107,881
24,651	4.258	08/01/17		25,564
85,326	2.742	09/01/17		88,276
13,058	2.750	09/01/17		13,602
11,597	2.250	12/01/17		11,792
13,586	4.875	12/01/17		14,452
96,349	2.366	03/01/18		98,049
45,637	2.745	03/01/18		46,622
481,666	2.372	07/01/18		490,343
12,972	1.746	10/01/18		13,038
22,205	2.252	10/01/18		22,645
58,666	2.720	10/01/18		60,742
48,642	2.739	10/01/18		50,256
75,133	2.255	01/01/19		76,608
246,517	4.004	04/01/19		260,172
12,728	5.994	04/01/19		13,428
124,735	2.201	05/01/19		129,945
441,305	2.300	05/01/19		450,707
66,657	6.135	07/01/19		71,344
183,158	4.293	08/01/19		194,412
194,686	5.822	05/01/20		208,375
253,026	2.276	06/01/20		258,411
17,355	6.625	02/01/22		18,575
61,265	2.517	05/20/22		67,614
208,829	2.057	02/01/23		214,098
491	6.219	12/01/23		492
364,863	2.172	01/01/24		376,157
404,970	2.175	03/01/24		417,656

Mortgage-Backed Obligations – (continued)
Adjustable Rate FNMA(c) – (continued)
$282,156	2.103%	06/20/24		$315,553
12,275	3.353	08/01/24		12,583
80,521	5.086	01/01/25		86,183
20,676	3.641	06/01/27		21,708
15,015	4.250	12/01/27		16,399
26,733	4.508	01/01/28		29,198
17,747	2.220	06/01/29		18,357
15,834	2.245	06/01/29		16,359
2,267,905	2.387	07/01/33		2,400,724
689,595	2.492	11/01/34		732,141
14,081	3.851	05/01/36		15,052
1,197,081	2.501	09/01/37		1,273,287
103,697	1.559	06/01/40		105,666
10,208	1.359	02/01/41		10,337

				8,854,803

Adjustable Rate GNMA(c) – 1.1%
1,753,745	1.625	04/20/33		1,819,377
354,480	1.625	05/20/33		369,349
665,833	1.750	08/20/34		690,919

				2,879,645

FHLMC – 0.7%
187,269	8.000	12/01/15		194,454
233,882	5.500	01/01/20		249,673
139,899	7.000	04/01/21		154,298
76,355	7.000	08/01/21		84,974
242,694	7.000	05/01/22		266,366
765,321	7.000	06/01/22		865,879
5,896	4.500	05/01/23		6,224

				1,821,868

FNMA – 2.8%
70,052	8.000	01/01/16		72,239
314,732	7.000	03/01/17		335,099
42,336	7.000	05/01/17		44,646
34,696	5.500	03/01/18		36,845
97,306	5.500	04/01/18		103,092
6,982	5.000	09/01/19		7,429
2,072	5.000	11/01/19		2,200
16,363	5.000	01/01/20		17,385
73,614	7.000	07/01/21		83,235
139,171	7.000	11/01/21		156,525
57,264	7.000	12/01/21		59,375
184,078	7.000	01/01/22		203,834
33,552	7.000	02/01/22		38,529
115,752	7.000	01/01/28		133,224
119,060	6.500	04/01/33		133,844
362,196	3.000	08/01/42		354,432
312,193	3.000	09/01/42		305,558
140,812	3.000	11/01/42		137,802
1,936,989	3.000	12/01/42		1,895,457
1,387,404	3.000	01/01/43		1,357,782
433,598	3.000	02/01/43		424,328
109,459	3.000	03/01/43		107,133
261,297	3.000	04/01/43		255,745
1,000,000	6.000	TBA-30yr	(d)	1,094,063

				7,359,801

The accompanying notes are an integral part of these financial statements.	49

GOLDMAN SACHS HIGH QUALITY FLOATING RATE FUND

Schedule of Investments (continued)

September 30, 2013 (Unaudited)

Principal Amount	Interest Rate	Maturity Date	Value
Mortgage-Backed Obligations – (continued)
GNMA – 0.0%
$53,935	7.000%	04/15/26	$62,859

TOTAL FEDERAL AGENCIES			$26,910,259

TOTAL MORTGAGE-BACKED OBLIGATIONS
(Cost $113,557,760)			$113,977,331

Asset-Backed Securities – 22.0%
Auto(c) – 3.9%
Ford Credit Floorplan Master Owner Trust Series 2012-1, Class A
$3,500,000	0.652%	01/15/16	$3,503,854
Ford Credit Floorplan Master Owner Trust Series 2012-4, Class A2
3,000,000	0.532	09/15/16	2,999,279
Ford Credit Floorplan Master Owner Trust Series 2013-1, Class A2
2,500,000	0.562	01/15/18	2,500,287
Motor PLC Series 2012-A, Class A1B(a)
1,185,484	0.679	02/25/20	1,185,485

			10,188,905

Collateralized Loan Obligations – 7.6%
ACIS CLO Ltd. Series 2013-1A, Class A1(a)(c)
1,150,000	1.136	04/18/24	1,123,724
ACIS CLO Ltd. Series 2013-2A, Class A(a)
2,400,000	0.756	10/14/22	2,320,800
Black Diamond CLO Ltd. Series 2005-1A, Class A1(a)(c)
445,234	0.522	06/20/17	442,800
Brentwood CLO Corp. Series 2006-1A, Class A1A(a)(c)
2,030,461	0.535	02/01/22	1,971,579
Brentwood CLO Corp. Series 2006-1A, Class A1B(a)(c)
1,895,097	0.535	02/01/22	1,840,141
Crown Point CLO Ltd. Series 2012-1A, Class A1LA(a)(c)
700,000	1.014	11/21/22	687,772
ECP CLO Ltd. Series 2008-1A, Class A1(a)(c)
2,300,000	1.104	03/17/22	2,257,878
Gleneagles CLO Ltd. Series 2005-1A, Class A1(a)(c)
1,995,305	0.540	11/01/17	1,971,884
Goldentree Loan Opportunities V Ltd. Series 2007-5A, Class A(a)(c)
850,000	0.961	10/18/21	839,886
Greywolf CLO Ltd. Series 2007-1A, Class A(a)(c)
490,916	0.508	02/18/21	478,815
KKR Financial CLO Ltd. Series 2005-1A, Class A1(a)(c)
301,452	0.534	04/26/17	299,816
Liberty CLO Ltd. Series 2005-1A, Class A1C(a)(c)
2,080,548	0.515	11/01/17	2,066,488
Lightpoint CLO Ltd. Series 2005-3A, Class A1A(a)(c)
119,618	0.514	09/15/17	117,779
OCP CLO Ltd. Series 2012-2A, Class A1(a)(c)
1,050,000	1.082	11/22/23	1,026,203
OFSI Fund V Ltd. Series 2013-5A, Class A1LA(a)(c)
1,000,000	1.198	04/17/25	991,508
Westchester CLO Ltd. Series 2007-1X, Class A1A(c)
1,628,223	0.490	08/01/22	1,574,663

			20,011,736

Asset-Backed Securities – (continued)
Home Equity(a) – 0.2%
HLSS Servicer Advance Receivables Backed Notes Series 2013-T1, Class A2
$600,000	1.495%	01/16/46	$602,278

Student Loan(c) – 10.3%
Access Group, Inc. Series 2005-2, Class A3
2,318,776	0.442	11/22/24	2,289,381
Bank of America Student Loan Trust Series 2010-1A, Class A(a)
275,202	1.066	02/25/43	276,090
Brazos Higher Education Authority, Inc. Series 2004-1, Class A-2
1,289,487	0.411	06/27/22	1,286,422
Brazos Higher Education Authority, Inc. Series 2005-1, Class 1A2
488,250	0.331	12/26/18	487,649
Brazos Higher Education Authority, Inc. Series 2005-2, Class A9
295,080	0.351	12/26/17	294,874
Brazos Higher Education Authority, Inc. Series 2005-3, Class A14
1,282,290	0.361	09/25/23	1,280,624
College Loan Corp. Trust Series 2004-1, Class A4
600,000	0.456	04/25/24	569,419
Education Funding Capital Trust I Series 2004-1, Class A2
791,421	0.414	12/15/22	789,688
Education Loan Asset-Backed Trust Series 2012-1, Class A1(a)
652,738	0.629	06/25/22	652,349
Educational Services of America, Inc. Series 2010-1, Class A1(a)
3,006,847	1.116	07/25/23	3,013,932
Educational Services of America, Inc. Series 2012-1, Class A1(a)
2,486,257	1.329	09/25/40	2,530,670
GCO Education Loan Funding Trust Series 2005-2, Class A6L
1,500,000	0.412	05/27/24	1,482,743
Knowledgeworks Foundation Student Loan Series 2010-1, Class A
419,142	1.212	02/25/42	422,272
Northstar Education Finance, Inc. Series 2004-1, Class A4
595,556	0.454	04/29/19	594,995
Northstar Education Finance, Inc. Series 2005-1, Class A1
668,099	0.364	10/28/26	665,100
Northstar Education Finance, Inc. Series 2012-1, Class A(a)
1,692,303	0.879	12/26/31	1,679,060
Pennsylvania State Higher Education Assistance Agency Series 2009-2 Class A-1
680,406	0.866	04/25/19	681,362
Scholar Funding Trust Series 2012-B, Class A1(a)
232,165	0.579	10/28/25	229,973
SLM Student Loan Trust Series 2006-8, Class A4
362,419	0.346	10/25/21	360,564
SLM Student Loan Trust Series 2008-5, Class A4
1,250,000	1.966	07/25/23	1,305,699
SLM Student Loan Trust Series 2012-3, Class A
2,059,324	0.829	12/26/25	2,056,741
SLM Student Loan Trust Series 2012-6, Class A2
750,000	0.459	09/25/19	746,130
South Carolina Student Loan Corp. Series 2005, Class A1
607,592	0.361	12/03/18	606,103

50	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH QUALITY FLOATING RATE FUND

Principal Amount	Interest Rate	Maturity Date	Value
Asset-Backed Securities – (continued)
Student Loan(c) – (continued)
US Education Loan Trust LLC Series 2006-1, Class A2(a)
$2,753,565	0.390%	03/01/25	$2,744,150

			27,045,990

TOTAL ASSET-BACKED SECURITIES
(Cost $57,548,583)			$57,848,909

U.S. Treasury Obligations – 13.5%
United States Treasury Bonds
$500,000	3.125%	11/15/41	$450,905
1,700,000	3.125	02/15/42	1,530,561
2,300,000	3.625	08/15/43	2,273,596
United States Treasury Inflation Protected Securities
3,792,630	2.000	01/15/14	3,811,593
2,649,024	1.250	04/15/14	2,672,203
708,400	0.125	01/15/23	689,252
United States Treasury Notes
500,000	0.750 (e)	02/28/18	490,320
1,700,000	0.750	03/31/18	1,663,994
1,500,000	0.625	04/30/18	1,458,135
2,600,000	1.000	05/31/18	2,566,746
1,600,000	1.375	06/30/18	1,604,125
2,200,000	1.375	07/31/18	2,204,004
1,600,000	1.500	08/31/18	1,610,848
2,500,000	1.375	09/30/18	2,498,200
1,200,000	1.125	04/30/20	1,140,876
1,100,000	1.375	05/31/20	1,061,445
1,000,000	1.875	06/30/20	995,450
1,600,000	2.000	07/31/20	1,604,016
1,900,000	2.125	08/31/20	1,916,834
1,800,000	2.000	09/30/20	1,798,110
1,600,000	1.750	05/15/23	1,482,560

TOTAL U.S. TREASURY OBLIGATIONS
(Cost $35,979,610)			$35,523,773

Notional Amount	Exercise Rate	Expiration Date	Value
Options Purchased – 0.8%
Interest Rate Swaptions
Bank of America NA Put – OTC – 5 year Interest Rate Swap Strike Price 2.463%
$2,000,000	2.463%	08/28/14	$53,848
Bank of America NA Call – OTC – 5 year Interest Rate Swap Strike Price 2.463%
2,000,000	2.463	08/28/14	24,007
Bank of America NA Call – OTC – 10 year Interest Rate Swap Strike Price 3.590%
4,000,000	3.590	03/22/16	245,817
Bank of America NA Call – OTC – 10 year Interest Rate Swap Strike Price 4.070%
3,600,000	4.070	03/29/16	156,388
Citibank NA Put – OTC – 5 year Interest Rate Swap Strike Price 2.463%
2,000,000	2.463	08/28/14	53,848

Notional Amount	Exercise Rate	Expiration Date	Value
Options Purchased – (continued)
Interest Rate Swaptions – (continued)
Citibank NA Call – OTC – 5 year Interest Rate Swap Strike Price 2.463%
$2,000,000	2.463%	08/28/14	$24,007
Citibank NA Call – OTC – 10 year Interest Rate Swap Strike Price 3.570%
2,000,000	3.570	02/22/16	120,767
Citibank NA Call – OTC – 10 year Interest Rate Swap Strike Price 3.625%
2,100,000	3.625	02/22/16	121,836
Deutsche Bank Securities, Inc. Put – OTC – 10 year Interest Rate Swap Strike Price 3.503%
3,000,000	3.503	07/02/15	131,146
Deutsche Bank Securities, Inc. Call – OTC – 10 year Interest Rate Swap Strike Price 3.503%
3,000,000	3.503	07/02/15	138,699
Deutsche Bank AG Call – OTC – 2 year Interest Rate Swap Strike Price 2.030%
8,600,000	2.030	10/26/15	84,916
Deutsche Bank AG Call – OTC – 2 year Interest Rate Swap Strike Price 1.950%
8,600,000	1.950	10/26/15	90,087
JPMorgan Chase Bank NA Call – OTC – 2 year Interest Rate Swap Strike Price 1.855%
8,400,000	1.855	11/02/15	96,351
Morgan Stanley Capital Services, Inc. Put – OTC – 10 year Interest Rate Swap Strike Price 2.675%
3,400,000	2.675	09/08/14	116,253
Morgan Stanley Capital Services, Inc. Call – OTC – 10 year Interest Rate Swap Strike Price 2.675%
3,400,000	2.675	09/08/14	33,068
Morgan Stanley Capital Services, Inc. Call – OTC – 10 year Interest Rate Swap Strike Price 3.630%
6,200,000	3.630	02/16/16	355,864
Morgan Stanley Capital Services, Inc. Call – OTC – 10 year Interest Rate Swap Strike Price 3.652%
5,800,000	3.652	02/22/16	329,912

TOTAL OPTIONS PURCHASED – 0.8%
(Cost $1,603,467)			$2,176,814

TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENT
(Cost $209,487,778)			$210,314,347

Principal Amount	Interest Rate	Maturity Date	Value
Short-term Investment(f) – 22.0%
Repurchase Agreement – 22.0%
Joint Repurchase Agreement Account II
$57,700,000	0.083%	10/01/13	$57,700,000
(Cost $57,700,000)

TOTAL INVESTMENTS – 101.9%
(Cost $267,187,778)			$268,014,347

LIABILITIES IN EXCESS OF OTHER ASSETS – (1.9)%			(4,914,090)

NET ASSETS – 100.0%			$263,100,257

The accompanying notes are an integral part of these financial statements.	51

GOLDMAN SACHS HIGH QUALITY FLOATING RATE FUND

Schedule of Investments (continued)

September 30, 2013 (Unaudited)

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
(a)	Exempt from registration under Rule 144A of the Securities Act of 1933. Under procedures approved by the Board of Trustees, such securities have been determined to be liquid by the investment adviser and may be resold, normally to qualified institutional buyers in transactions exempt from registration. Total market value of Rule 144A securities amounts to $33,011,119, which represents approximately 12.6% of net assets as of September 30, 2013.
(b)	Security with a notional or nominal principal amount. The actual effective yield of this security is different than the stated interest rate.
(c)	Variable rate security. Interest rate disclosed is that which is in effect at September 30, 2013.
(d)	TBA (To Be Announced) Securities are purchased on a forward commitment basis with an approximate principal amount and no defined maturity date. The actual principal and maturity date will be determined upon settlement when the specific mortgage pools are assigned. Total market value of TBA securities (excluding forward sales contracts, if any) amounts to $1,094,063 which represents approximately 0.4% of net assets as of September 30, 2013.
(e)	All or a portion of security is segregated as collateral for initial margin requirements on futures transactions.
(f)	Joint repurchase agreement was entered into on September 30, 2013. Additional information appears on page 75.

Investment Abbreviations:
ACES	—Alternative Credit Enhancement Securities
CLO	—Collateralized Loan Obligation
FDIC	—Federal Deposit Insurance Corp.
FHLMC	—Federal Home Loan Mortgage Corp.
FNMA	—Federal National Mortgage Association
GNMA	—Government National Mortgage Association
LIBOR	—London Interbank Offered Rate
NCUA	—National Credit Union Administration
OTC	—Over the Counter
REMIC	—Real Estate Mortgage Investment Conduit

ADDITIONAL INVESTMENT INFORMATION

FUTURES CONTRACTS — At September 30, 2013, the Fund had the following futures contracts:

Type	Number of Contracts Long (Short)	Expiration Date	Current Value	Unrealized Gain (Loss)
Ultra Long U.S. Treasury Bonds	(12)	December 2013	$(1,705,125)	$(33,223)
2 Year U.S. Treasury Notes	(62)	December 2013	(13,656,469)	(36,688)
5 Year U.S. Treasury Notes	(41)	December 2013	(4,962,922)	(4,728)
10 Year U.S. Treasury Notes	(32)	December 2013	(4,044,500)	(260)
20 Year U.S. Treasury Bonds	(19)	December 2013	(2,534,125)	(1,889)
TOTAL				$(76,788)

52	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH QUALITY FLOATING RATE FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

SWAP CONTRACTS — At September 30, 2013, the Fund had the following swap contracts:

OVER THE COUNTER INTEREST RATE SWAP CONTRACTS

			Rates Exchanged
Counterparty	Notional Amount (000s)(a)	Termination Date	Payments Received	Payments Made	Unrealized Gain (Loss)*
Citibank NA	$700	02/24/26	3.070%	3 month LIBOR	$(42,342)
	800	02/24/26	3.125	3 month LIBOR	(44,653)
Deutsche Bank Securities, Inc.	3,900	10/28/17	1.450	3 month LIBOR	(36,767)
	3,900	10/28/17	1.530	3 month LIBOR	(30,650)
JPMorgan Securities, Inc.	3,800	11/06/17	1.355	3 month LIBOR	(44,334)
Morgan Stanley Capital Services, Inc.	2,300	02/18/26	3.130	3 month LIBOR	(126,254)
	2,200	02/24/26	3.152	3 month LIBOR	(117,750)
TOTAL					$(442,750)

*	There are no upfront payments on the swap contract(s), therefore the unrealized gain/loss of the swap contract(s) is equal to their market value.

(a)	Represents forward starting interest rate swaps whose effective dates of commencement of accruals and cash flows occur subsequent to September 30, 2013.

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS

		Rates Exchanged		Market Value
Notional Amount (000s)(a)	Termination Date	Payments Received	Payments Made	Upfront Payments Made (Received)	Unrealized Gain (Loss)
$16,200	12/19/16	3 month LIBOR	0.500%	$197,253	$(10,334)
3,700	12/18/18	3 month LIBOR	1.000	56,781	65,456
5,400	08/15/19	3.250%	3 month LIBOR	16	42,708
2,600	12/18/20	3 month LIBOR	1.500	77,394	58,708
2,800	08/15/21	3 month LIBOR	3.000	(21,117)	(43,146)
7,800	12/18/23	3 month LIBOR	2.000	743,555	(133,654)
1,200	06/11/24	3 month LIBOR	2.733	10	36,281
1,500	03/24/26	3.090	3 month LIBOR	12	(91,468)
1,000	03/31/26	3.070	3 month LIBOR	16	(63,155)
3,100	12/18/43	3 month LIBOR	3.000	122,767	295,541
TOTAL				$1,176,687	$156,937

(a)	Represents forward starting interest rate swaps whose effective dates of commencement of accruals and cash flows occur subsequent to September 30, 2013.

The accompanying notes are an integral part of these financial statements.	53

GOLDMAN SACHS INFLATION PROTECTED SECURITIES FUND

Schedule of Investments

September 30, 2013 (Unaudited)

Principal Amount	Interest Rate	Maturity Date	Value
U.S. Treasury Obligations – 97.0%
United States Treasury Inflation Protected Securities
$9,052,790	1.625%	01/15/15	$9,364,025
16,813,020	1.875	07/15/15	17,753,540
16,006,112	2.000	01/15/16	17,123,979
3,280,668	0.125	04/15/16	3,367,803
13,899,840	2.375	01/15/17	15,424,513
5,450,785	0.125	04/15/17	5,624,556
2,254,140	2.625	07/15/17	2,560,568
13,491,183	2.125	01/15/19	15,325,174
7,129,452	1.375	01/15/20	7,824,574
2,999,108	1.250	07/15/20	3,283,543
42,126,288	1.125 (a)	01/15/21	45,378,016
25,897,008	0.375	07/15/23	25,775,551
5,824,428	2.375	01/15/25	6,958,386
25,024,000	2.500	01/15/29	30,779,520
9,726,750	2.125	02/15/40	11,529,214
8,586,774	2.125	02/15/41	10,183,399
United States Treasury Notes
2,000,000	1.375	09/30/18	1,998,560
1,400,000	2.000	09/30/20	1,398,530

TOTAL U.S. TREASURY OBLIGATIONS
(Cost $235,771,657)			$231,653,451

Notional Amount	Exercise Rate	Expiration Date	Value
Options Purchased – 0.3%
Interest Rate Swaptions
Citibank NA Call – OTC – 10 year Interest Rate Swap Strike Price 3.625%
$2,400,000	3.625%	02/22/16	$139,241
Deutsche Bank Securities, Inc. Call – OTC – 2 year Interest Rate Swap Strike Price 2.030%
4,400,000	2.030	10/26/15	43,445
JPMorgan Chase Bank NA Call – OTC – 2 year Interest Rate Swap Strike Price 1.855%
5,100,000	1.855	11/02/15	58,499
Morgan Stanley Capital Services, Inc. Call – OTC – 10 year Interest Rate Swap Strike Price 3.652%
7,000,000	3.652	02/22/16	398,170

TOTAL OPTIONS PURCHASED
(Cost $408,478)			$639,355

TOTAL INVESTMENTS – 97.3%
(Cost $236,180,135)			$232,292,806

OTHER ASSETS IN EXCESS OF LIABILITIES – 2.7%			6,434,862

NET ASSETS – 100.0%			$238,727,668

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
(a)	All or a portion of security is segregated as collateral for initial margin requirement on futures transactions.

Investment Abbreviations:
LIBOR	—London Interbank Offered Rate
OTC	—Over the Counter

ADDITIONAL INVESTMENT INFORMATION

FUTURES CONTRACTS — At September 30, 2013, the Fund had the following futures contracts:

Type	Number of Contracts Long (Short)	Expiration Date	Current Value	Unrealized Gain (Loss)
Ultra Long U.S. Treasury Bonds	(35)	December 2013	$(4,973,281)	$(80,775)
5 Year U.S. Treasury Notes	136	December 2013	16,462,375	133,489
10 Year U.S. Treasury Notes	41	December 2013	5,182,016	1,392
20 Year U.S. Treasury Bonds	24	December 2013	3,201,000	57,485
TOTAL				$111,591

54	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INFLATION PROTECTED SECURITIES FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

SWAP CONTRACTS — At September 30, 2013, the Fund had the following swap contracts:

OVER THE COUNTER INTEREST RATE SWAP CONTRACTS

		Rates Exchanged
Counterparty	Notional Amount (000s)(a)	Termination Date	Payments Received	Payments Made	Unrealized Gain (Loss)*
Citibank NA	$900	02/24/26	3.125%	3 month LIBOR	$(50,235)
Deutsche Bank Securities, Inc.	2,000	10/28/17	1.530	3 month LIBOR	(15,718)
JPMorgan Securities, Inc.	2,300	11/06/17	1.355	3 month LIBOR	(26,833)
Morgan Stanley Capital Services, Inc.	2,600	02/24/26	3.152	3 month LIBOR	(139,159)
TOTAL					$(231,945)

(a)	Represents forward starting interest rate swaps whose effective dates of commencement of accruals and cash flows occur subsequent to September 30, 2013.

*	There are no upfront payments on the swap contracts, therefore the unrealized gain (loss) on the swap contracts is equal to their market value.

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS

		Rates Exchanged		Market Value
Notional Amount (000s)(a)	Termination Date	Payments Received	Payments Made	Upfront Payments Made (Received)	Unrealized Gain (Loss)
$7,800	12/18/16	3 month LIBOR	0.500%	$94,973	$(4,975)
300	12/18/18	1.000%	3 month LIBOR	(10,129)	218
5,000	08/15/19	3.250	3 month LIBOR	15	39,545
2,600	08/15/21	3 month LIBOR	3.000	(19,609)	(40,064)
1,900	12/18/23	3 month LIBOR	2.000	186,503	(37,938)
1,600	06/12/24	3 month LIBOR	2.808	13	37,775
TOTAL				$251,766	$(5,439)

(a)	Represents forward starting interest rate swaps whose effective dates of commencement of accruals and cash flows occur subsequent to September 30, 2013.

The accompanying notes are an integral part of these financial statements.	55

GOLDMAN SACHS SHORT DURATION GOVERNMENT FUND

Schedule of Investments

September 30, 2013 (Unaudited)

Principal Amount	Interest Rate	Maturity Date	Value
Mortgage-Backed Obligations – 44.6%
Collateralized Mortgage Obligations – 16.7%
Inverse Floaters(a) – 0.0%
FNMA REMIC Series 1990-134, Class SC
$18,958	21.332%	11/25/20	$26,869

IOette(b) – 0.0%
FHLMC REMIC Series 1161, Class U
365	1,172.807	11/15/21	10,917

Regular Floater(a) – 10.9%
FDIC Structured Sale Guaranteed Notes Series 2010-S1, Class 1A(c)
11,909,169	0.732	02/25/48	11,924,695
FNMA REMIC Series 1988-12, Class B(d)
52,157	0.000	02/25/18	51,422
FNMA REMIC Series 2007-33, Class HF
1,262,628	0.529	04/25/37	1,266,455
FNMA REMIC Series 2010-100, Class FD
7,964,951	0.599	09/25/40	8,007,070
FNMA REMIC Series 2010-89, Class CF
2,506,108	0.629	02/25/38	2,519,001
FNMA REMIC Series 2013-96, Class FW
6,435,718	0.579	09/25/43	6,442,910
GNMA Series 2013-113, Class FD
5,546,507	0.482	08/16/43	5,542,917
NCUA Guaranteed Notes Series 2010-A1, Class A
3,986,317	0.532	12/07/20	3,997,133
NCUA Guaranteed Notes Series 2010-R2, Class 1A
7,628,624	0.552	11/06/17	7,647,099
NCUA Guaranteed Notes Series 2011-R1, Class 1A
5,727,750	0.632	01/08/20	5,759,298
NCUA Guaranteed Notes Series 2011-R2, Class 1A
18,804,298	0.582	02/06/20	18,877,753
NCUA Guaranteed Notes Series 2011-R3, Class 1A
19,238,024	0.582	03/11/20	19,307,161
NCUA Guaranteed Notes Series 2011-R4, Class 1A
31,253,650	0.554	03/06/20	31,331,784
NCUA Guaranteed Notes Series 2011-R5, Class 1A
19,184,758	0.554	04/06/20	19,222,977
NCUA Guaranteed Notes Series 2011-R6, Class 1A
11,344,550	0.554	05/07/20	11,356,516

			153,254,191

Sequential Fixed Rate – 5.4%
FDIC Structured Sale Guaranteed Notes Series 2010-S1, Class 2A(c)
9,877,869	3.250	04/25/38	10,147,451
FHLMC REMIC Series 108, Class G
131,735	8.500	12/15/20	145,872
FHLMC REMIC Series 1980, Class Z
767,960	7.000	07/15/27	867,740
FHLMC REMIC Series 2019, Class Z
804,992	6.500	12/15/27	904,461
FHLMC REMIC Series 3530, Class DB
11,283,235	4.000	05/15/24	11,992,702
FNMA REMIC Series 1989-66, Class J
262,467	7.000	09/25/19	286,481
FNMA REMIC Series 1990-16, Class E
155,116	9.000	03/25/20	177,865

Mortgage-Backed Obligations – (continued)
Sequential Fixed Rate – (continued)
FNMA REMIC Series 2005-65, Class WL
$3,050,081	5.500%	07/25/34	$3,131,762
FNMA REMIC Series 2010-120, Class PC
15,276,935	4.000	09/25/35	15,706,286
NCUA Guaranteed Notes Series 2010-C1, Class A2
20,000,000	2.900	10/29/20	20,666,000
NCUA Guaranteed Notes Series 2010-R1, Class 2A
889,352	1.840	10/07/20	898,662
NCUA Guaranteed Notes Series A4
11,000,000	3.000	06/12/19	11,595,540

			76,520,822

Sequential Floating Rate(a) – 0.4%
FNMA REMIC Series 1988-12, Class A
101,532	3.825	02/25/18	106,318
NCUA Guaranteed Notes Series 2010-R1, Class 1A
4,958,919	0.632	10/07/20	4,987,394

			5,093,712

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS			$234,906,511

Commercial Mortgage-Backed Securities – 3.0%
FHLMC Multifamily Structured Pass-Through Certificates Series K028, Class A2
$20,400,000	3.111%	02/25/23	$20,191,920
FNMA ACES Series 2009-M2, Class A2
21,700,000	3.334	01/25/19	22,410,881

TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES			$42,602,801

Federal Agencies – 24.9%
Adjustable Rate FHLMC(a) – 0.4%
$46,031	1.740%	05/01/18	$46,232
53,222	3.186	10/01/25	54,313
682,475	2.790	11/01/34	727,351
3,875,596	2.399	06/01/35	4,103,307
379,865	3.098	05/01/36	405,190
90,766	2.244	10/01/36	95,769
150,092	3.029	11/01/36	159,588

			5,591,750

Adjustable Rate FNMA(a) – 3.6%
11,083	1.820	11/01/17	11,130
110,528	2.531	02/01/18	111,892
69,072	2.113	06/01/18	70,110
96,554	5.822	05/01/20	103,343
49,189	3.020	01/01/23	50,243
248,126	3.161	02/01/27	255,745
2,673,235	2.711	08/01/29	2,733,752
54,528	2.380	07/01/32	57,797
40,359	2.505	07/01/32	42,840
118,565	2.302	01/01/33	122,949
2,345,887	2.593	05/01/33	2,496,809
409,520	2.625	08/01/33	436,164
1,796,234	4.611	08/01/33	1,961,825
1,576,645	2.476	02/01/34	1,671,880

56	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SHORT DURATION GOVERNMENT FUND

Principal Amount	Interest Rate	Maturity Date	Value
Mortgage-Backed Obligations – (continued)
Adjustable Rate FNMA(a) – (continued)
$571,624	2.445%	05/01/34	$608,114
954,845	2.509	05/01/34	1,013,932
759,014	2.345	06/01/34	794,041
612,952	2.717	10/01/34	650,613
661,012	2.778	10/01/34	692,143
1,673,568	2.381	02/01/35	1,770,466
204,410	2.472	02/01/35	216,634
400,028	2.529	03/01/35	425,321
1,459,565	2.595	03/01/35	1,532,511
1,953,187	2.121	04/01/35	2,029,815
3,715,056	2.213	04/01/35	3,872,793
1,171,330	2.595	04/01/35	1,235,852
678,965	2.260	05/01/35	714,116
405,923	2.299	05/01/35	427,913
3,116,433	2.347	08/01/35	3,320,142
962,147	2.291	10/01/35	1,007,470
2,205,510	2.605	03/01/36	2,317,603
649,087	2.403	04/01/36	677,732
2,022,878	2.673	04/01/36	2,165,110
1,501,668	2.564	06/01/36	1,577,041
2,611,136	2.648	06/01/36	2,791,030
2,369,370	2.563	07/01/36	2,488,218
3,850,489	2.745	09/01/36	4,106,850
534,686	2.935	11/01/36	570,388
2,801,519	2.621	07/01/37	2,998,500
120,725	2.836	12/01/46	129,213

			50,260,040

Adjustable Rate GNMA(a) – 0.6%
492,786	1.625	05/20/34	510,346
891,815	1.750	07/20/34	923,642
582,973	1.750	08/20/34	604,937
4,456,457	1.750	09/20/34	4,624,406
593,898	1.625	10/20/34	616,039
973,382	1.625	12/20/34	1,009,756

			8,289,126

FHLMC – 0.9%
71	6.500	10/01/13	71
8,428	8.500	10/01/15	8,562
64,799	8.000	12/01/15	67,285
5,874	7.000	03/01/16	6,027
1,157,692	5.500	01/01/20	1,235,856
310,594	7.000	04/01/22	345,996
5,896	4.500	05/01/23	6,224
10,261,781	4.000	06/01/25	10,869,015
32,683	7.500	01/01/31	37,724
8,942	6.000	06/01/36	9,778

			12,586,538

FNMA – 17.9%
615	6.000	01/01/14	667
1,989	6.000	03/01/14	1,997
1,586	5.500	04/01/14	1,718
1,229	8.500	09/01/15	1,234
36,632	8.500	10/01/15	38,668

Mortgage-Backed Obligations – (continued)
FNMA – (continued)
$4,650	8.500%	12/01/15	$4,722
8,915,458	3.660	01/01/18	9,635,693
2,865	5.500	01/01/18	3,034
7,419,464	2.800	03/01/18	7,746,910
6,860,000	3.840	05/01/18	7,434,502
61,675,485	3.738	06/01/18	66,618,732
204,578	5.500	07/01/18	217,189
145,369	5.500	08/01/18	154,251
262,267	5.500	09/01/18	278,680
15,800,000	2.960	11/01/18	16,510,058
34,833	5.500	12/01/18	37,031
16,660	5.500	01/01/19	17,742
103,556	6.000	01/01/19	113,063
27,713	5.500	03/01/19	29,514
3,678	5.500	08/01/19	3,873
10,299	5.000	09/01/19	10,990
37,000	7.000	11/01/19	40,090
4,803,110	3.416	10/01/20	5,032,191
3,654,862	3.632	12/01/20	3,864,938
5,779,128	4.374	06/01/21	6,326,000
41,596,382	4.317	07/01/21	45,419,643
50,678	6.000	03/01/22	55,338
3,427,143	5.500	09/01/23	3,698,940
800,204	5.500	10/01/23	865,530
6,732	7.000	12/01/24	7,716
123,348	5.000	06/01/25	133,651
113,101	6.000	02/01/26	124,570
13,295,149	4.000	09/01/26	14,131,809
635,838	5.000	06/01/27	688,947
454,422	6.000	08/01/27	500,229
1,910	7.000	08/01/27	2,199
2,717	7.000	10/01/28	3,050
50,708	6.000	01/01/29	55,547
2,132	7.000	01/01/29	2,454
1,773,092	4.500	09/01/29	1,891,783
1,049	7.000	11/01/29	1,208
129,505	8.000	02/01/31	158,150
1,602	7.000	04/01/31	1,878
9,990	7.000	05/01/32	11,469
8,911	7.000	06/01/32	10,230
5,074	7.000	08/01/32	5,825
46,761	6.000	03/01/33	51,699
5,487	5.000	04/01/33	5,994
9,256	6.000	04/01/33	10,233
2,297,650	6.500	04/01/33	2,580,027
1,247,349	5.000	12/01/33	1,362,568
2,656	7.000	04/01/34	3,056
44,506	6.000	01/01/35	49,174
4,999,908	6.000	04/01/35	5,527,869
151,541	6.000	06/01/35	165,706
46,186	6.000	09/01/35	50,504
762	6.000	11/01/35	835
65,271	6.000	01/01/36	71,372
144,522	6.000	05/01/36	157,631
10,226	6.000	06/01/36	11,154
352,958	6.000	08/01/36	384,974

The accompanying notes are an integral part of these financial statements.	57

GOLDMAN SACHS SHORT DURATION GOVERNMENT FUND

Schedule of Investments (continued)

September 30, 2013 (Unaudited)

Principal Amount	Interest Rate	Maturity Date		Value
Mortgage-Backed Obligations – (continued)
FNMA – (continued)
$118,610	6.000%	09/01/36		$129,369
448,015	6.000	03/01/37		489,404
2,405,812	6.000	04/01/37		2,625,453
258,901	6.000	08/01/37		282,298
95,000	8.500	09/01/37		109,196
699,845	7.500	10/01/37		817,195
550,816	6.000	11/01/37		600,595
131,698	6.000	01/01/39		143,596
827,638	5.000	02/01/39		898,232
17,979	4.500	08/01/39		19,189
13,414	5.000	11/01/39		14,540
1,459,199	5.000	03/01/40		1,588,668
1,450,829	4.500	08/01/41		1,551,954
379,933	4.500	10/01/41		406,415
138,322	5.000	02/01/42		149,976
2,710,498	3.000	08/01/42		2,652,369
2,378,712	3.000	09/01/42		2,328,115
398,325	3.000	10/01/42		389,861
1,593,803	3.000	11/01/42		1,559,797
14,806,066	3.000	12/01/42		14,488,930
10,012,564	3.000	01/01/43		9,799,646
2,895,448	3.000	02/01/43		2,833,527
746,028	3.000	03/01/43		730,174
2,017,656	3.000	04/01/43		1,974,781
2,000,000	4.000	TBA-30yr	(e)	2,097,812

				251,007,541

GNMA – 1.5%
477,375	5.500	07/15/20		507,613
7,451	6.500	01/15/32		8,596
16,533	6.500	02/15/32		19,073
16,981	6.500	08/15/34		19,589
26,375	6.500	05/15/35		29,754
6,924	6.500	06/15/35		7,769
19,362	6.500	07/15/35		21,788
5,740	6.500	08/15/35		6,435
18,078	6.500	09/15/35		20,264
18,234	6.500	10/15/35		20,543
55,882	6.500	11/15/35		62,933
61,653	6.500	12/15/35		69,395
126,065	6.500	01/15/36		142,834
81,682	6.500	02/15/36		93,598
102,009	6.500	03/15/36		116,889
242,476	6.500	04/15/36		277,850
450,087	6.500	05/15/36		515,749
413,988	6.500	06/15/36		474,385
2,148,259	6.500	07/15/36		2,461,664
2,535,258	6.500	08/15/36		2,905,119
3,201,576	6.500	09/15/36		3,668,645
2,016,870	6.500	10/15/36		2,311,107
1,336,740	6.500	11/15/36		1,531,752
781,073	6.500	12/15/36		895,023
480,383	6.500	01/15/37		549,911
259,521	6.500	02/15/37		296,338
107,591	6.500	03/15/37		122,964
168,927	6.500	04/15/37		192,680

Mortgage-Backed Obligations – (continued)
GNMA – (continued)
$221,109	6.500%	05/15/37		$252,201
190,341	6.500	08/15/37		217,106
297,114	6.500	09/15/37		338,893
375,580	6.500	10/15/37		428,392
220,203	6.500	11/15/37		251,167
1,547,982	6.500	12/15/37		1,773,814
10,287	6.500	02/15/38		11,788
67,693	6.500	05/15/38		77,163
49,078	6.500	07/15/38		55,535
8,390	6.500	08/15/38		9,614
184,390	6.000	11/15/38		204,599
74,546	6.500	11/15/38		85,028
36,394	6.500	01/15/39		41,105
58,410	6.500	02/15/39		66,931
381,411	6.500	05/15/40		441,495
291,914	6.500	07/15/40		334,501

				21,939,592

TOTAL FEDERAL AGENCIES				$349,674,587

TOTAL MORTGAGE-BACKED OBLIGATIONS
(Cost $619,997,072)				$627,183,899

Agency Debentures – 41.2%
FFCB
$3,200,000	1.460%	11/19/19		$3,026,950
FHLB
12,200,000	2.125	06/10/16		12,673,129
3,200,000	1.530	11/21/19		3,048,915
2,300,000	3.250	06/09/23		2,326,547
FHLMC
34,220,000	5.000 (f)	01/30/14		34,776,315
44,200,000	1.375	02/25/14		44,428,868
51,300,000	0.375	02/27/14		51,361,355
132,800,000	1.000	07/30/14		133,759,214
13,300,000	1.000	08/20/14		13,396,930
9,700,000	0.500	08/28/15		9,714,035
1,800,000	0.875	03/07/18		1,759,083
3,000,000	1.250	10/02/19		2,868,218
FNMA
56,400,000	4.125	04/15/14		57,622,865
28,400,000	0.000 (g)	07/05/14		28,357,116
6,900,000	0.750	12/19/14		6,945,020
26,100,000	0.375	03/16/15		26,146,489
7,900,000	0.500	05/27/15		7,928,861
8,000,000	0.500	07/02/15		8,025,984
96,700,000	2.375	04/11/16		101,106,619
5,200,000	6.250	05/15/29		6,692,415
16,080,000	7.125	01/15/30		22,466,071
Small Business Administration
47,579	7.200	06/01/17		51,056
153,279	6.300	05/01/18		164,743
92,863	6.300	06/01/18		99,301

TOTAL AGENCY DEBENTURES
(Cost $579,713,907)				$578,746,099

58	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SHORT DURATION GOVERNMENT FUND

Principal Amount	Interest Rate	Maturity Date	Value
U.S. Treasury Obligations – 12.6%
United States Treasury Bonds
$3,400,000	3.125%	11/15/41	$3,066,154
11,200,000	3.125	02/15/42	10,083,696
17,100,000	3.625	08/15/43	16,903,691
United States Treasury Inflation Protected Securities
38,179,142	2.000	01/15/14	38,370,038
22,516,704	1.250	04/15/14	22,713,725
5,869,600	0.125	01/15/23	5,710,945
United States Treasury Notes
8,100,000	1.375	06/30/18	8,120,882
10,100,000	1.375	07/31/18	10,118,382
8,000,000	1.500	08/31/18	8,054,240
11,000,000	1.375	09/30/18	10,992,080
5,100,000	1.875	06/30/20	5,076,795
7,500,000	2.000	07/31/20	7,518,824
8,300,000	2.125	08/31/20	8,373,538
7,900,000	2.000	09/30/20	7,891,705
14,400,000	1.750	05/15/23	13,343,040

TOTAL U.S. TREASURY OBLIGATIONS
(Cost $178,064,703)			$176,337,735

Notional Amount	Exercise Rate	Expiration Date	Value
Options Purchased – 0.7%
Interest Rate Swaptions
Bank of America NA Call – OTC – 10 year Interest Rate Swap Strike Price 3.590%
$10,300,000	3.590%	03/22/16	$632,979
Bank of America NA Call – OTC – 10 year Interest Rate Swap Strike Price 4.070%
9,500,000	4.070	03/29/16	412,690
Citibank Securities, Inc. Put – OTC – 10 year Interest Rate Swap Strike Price 3.017%
4,700,000	3.017	05/29/15	115,139
Citibank Securities, Inc. Call – OTC – 10 year Interest Rate Swap Strike Price 3.017%
4,700,000	3.017	05/29/15	309,534
Citibank Securities, Inc. Put – OTC – 10 year Interest Rate Swap Strike Price 3.040%
7,000,000	3.040	06/03/15	177,173
Citibank Securities, Inc. Call – OTC – 10 year Interest Rate Swap Strike Price 3.040%
7,000,000	3.040	06/03/15	454,727
Citibank Securities, Inc. Put – OTC – 10 year Interest Rate Swap Strike Price 3.500%
2,600,000	3.500	07/02/15	113,356
Citibank Securities, Inc. Call – OTC – 10 year Interest Rate Swap Strike Price 3.500%
2,600,000	3.500	07/02/15	120,467
Citibank Securities, Inc. Call – OTC – 10 year Interest Rate Swap Strike Price 3.645%
8,900,000	3.645	02/16/16	505,234
Citibank Securities, Inc. Call – OTC – 10 year Interest Rate Swap Strike Price 3.633%
14,500,000	3.633	02/19/16	835,365

Options Purchased – (continued)
Interest Rate Swaptions – (continued)
Citibank Securities, Inc. Call – OTC – 10 year Interest Rate Swap Strike Price 3.570%
$9,900,000	3.570%	02/22/16	$597,794
Deutsche Bank Securities, Inc. Call – OTC – 2 year Interest Rate Swap Strike Price 1.950%
32,300,000	1.950	10/26/15	338,349
Deutsche Bank Securities, Inc. Call – OTC – 2 year Interest Rate Swap Strike Price 2.030%
32,200,000	2.030	10/26/15	317,940
Deutsche Bank Securities, Inc. Call – OTC – 10 year Interest Rate Swap Strike Price 3.670%
45,600,000	3.670	03/08/16	2,603,742
JPMorgan Chase Bank NA Put – OTC – 10 year Interest Rate Swap Strike Price 3.080%
6,800,000	3.080	06/04/15	181,163
JPMorgan Chase Bank NA Call – OTC – 10 year Interest Rate Swap Strike Price 3.080%
6,800,000	3.080	06/04/15	429,230
JPMorgan Chase Bank NA Put – OTC – 10 year Interest Rate Swap Strike Price 3.498%
7,000,000	3.498	07/02/15	304,374
JPMorgan Chase Bank NA Call – OTC – 10 year Interest Rate Swap Strike Price 3.498%
7,000,000	3.498	07/02/15	325,037
JPMorgan Chase Bank NA Call – OTC – 2 year Interest Rate Swap Strike Price 1.855%
31,100,000	1.855	11/02/15	356,729
JPMorgan Chase Bank NA Call – OTC – 10 year Interest Rate Swap Strike Price 3.610%
9,400,000	3.610	02/16/16	547,502

TOTAL OPTIONS PURCHASED – 0.7%
(Cost $7,204,101)			$9,678,524

TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENT
(Cost $1,384,979,783)			$1,391,946,257

Principal Amount	Interest Rate	Maturity Date	Value
Short-term Investment(h) – 4.5%
Repurchase Agreement – 4.5%
Joint Repurchase Agreement Account II
$63,300,000	0.083%	10/01/13	$63,300,000
(Cost $63,300,000)

TOTAL INVESTMENTS – 103.6%
(Cost $1,448,279,783)			$1,455,246,257

LIABILITIES IN EXCESS OF OTHER ASSETS – (3.6)%			(50,136,831)

NET ASSETS – 100.0%			$1,405,109,426

The accompanying notes are an integral part of these financial statements.	59

GOLDMAN SACHS SHORT DURATION GOVERNMENT FUND

Schedule of Investments (continued)

September 30, 2013 (Unaudited)

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
(a)	Variable rate security. Interest rate disclosed is that which is in effect at September 30, 2013.
(b)	Security with a notional or nominal principal amount. The actual effective yield of this security is different than the stated interest rate.
(c)	Exempt from registration under Rule 144A of the Securities Act of 1933. Under procedures approved by the Board of Trustees, such securities have been determined to be liquid by the investment adviser and may be resold, normally to qualified institutional buyers in transactions exempt from registration. Total market value of Rule 144A securities amounts to $22,072,146, which represents approximately 1.6% of net assets as of September 30, 2013.
(d)	Issued with zero coupon and interest rate is contingent upon LIBOR reaching a predetermined level.
(e)	TBA (To Be Announced) Securities are purchased on a forward commitment basis with an approximate principal amount and no defined maturity date. The actual principal and maturity date will be determined upon settlement when the specific mortgage pools are assigned. Total market value of TBA securities (excluding forward sales contracts, if any) amounts to $2,097,812 which represents approximately 0.2% of net assets as of September 30, 2013.
(f)	A portion of this security is segregated as collateral for initial margin requirements on futures transactions.
(g)	Issued with a zero coupon. Income is recognized through the accretion of discount.
(h)	Joint repurchase agreement was entered into on September 30, 2013. Additional information appears on page 75.

Investment Abbreviations:
ACES	—Alternative Credit Enhancement Securities
FDIC	—Federal Deposit Insurance Corp.
FFCB	—Federal Farm Credit Bank
FHLB	—Federal Home Loan Bank
FHLMC	—Federal Home Loan Mortgage Corp.
FNMA	—Federal National Mortgage Association
GNMA	—Government National Mortgage Association
LIBOR	—London Interbank Offered Rate
NCUA	—National Credit Union Administration
OTC	—Over the Counter
REMIC	—Real Estate Mortgage Investment Conduit

ADDITIONAL INVESTMENT INFORMATION

FORWARD SALES CONTRACTS — At September 30, 2013, the Fund had the following forward sales contracts:

Description	Interest Rate	Maturity Date(e)	Settlement Date	Principal Amount	Value
FNMA	6.000%	TBA-30yr	10/10/2013	$(4,000,000)	$(4,376,250)
FNMA	4.500	TBA-30yr	10/10/2013	(2,000,000)	(2,136,250)
FNMA	5.000	TBA-30yr	10/10/2013	(4,000,000)	(4,338,125)
TOTAL (Proceeds Receivable: $10,732,188)					$(10,850,625)

FUTURES CONTRACTS — At September 30, 2013, the Fund had the following futures contracts:

Type	Number of Contracts Long (Short)	Expiration Date	Current Value	Unrealized Gain (Loss)
Ultra Long U.S. Treasury Bonds	(156)	December 2013	$(22,166,625)	$(169,058)
2 Year U.S. Treasury Notes	4,165	December 2013	917,406,332	2,306,934
5 Year U.S. Treasury Notes	(652)	December 2013	(78,922,562)	(88,282)
10 Year U.S. Treasury Notes	342	December 2013	43,225,594	188,739
20 Year U.S. Treasury Bonds	315	December 2013	42,013,125	792,721
TOTAL				$3,031,054

60	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SHORT DURATION GOVERNMENT FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

SWAP CONTRACTS — At September 30, 2013, the Fund had the following swap contracts:

OVER THE COUNTER INTEREST RATE SWAP CONTRACTS

				Rates Exchanged
Counterparty	Notional Amount (000s)		Termination Date	Payments Received	Payments Made	Unrealized Gain (Loss)*
Bank of America Securities LLC	$31,000		11/02/16	3 month LIBOR	1.780%	$(1,150,244)
Citibank NA	3,300	(a)	02/18/26	3.145%	3 month LIBOR	(176,940)
	5,400	(a)	02/23/26	3.133	3 month LIBOR	(297,444)
	3,600	(a)	02/24/26	3.125	3 month LIBOR	(200,939)
	3,700	(a)	02/24/26	3.070	3 month LIBOR	(223,809)
Deutsche Bank Securities, Inc.	14,500	(a)	10/30/17	1.450	3 month LIBOR	(136,697)
	14,500	(a)	10/30/17	1.530	3 month LIBOR	(113,953)
	17,300	(a)	03/10/26	3.170	3 month LIBOR	(918,467)
JPMorgan Securities, Inc.	14,000	(a)	11/06/17	1.355	3 month LIBOR	(163,335)
	3,500	(a)	02/18/26	3.110	3 month LIBOR	(198,076)
TOTAL						$(3,579,904)

*	There are no upfront payments on the swap contract(s), therefore the unrealized gain (loss) on the swap contracts is equal to their market value.

(a)	Represents forward starting interest rate swaps whose effective dates of commencement of accruals and cash flows occur subsequent to September 30, 2013.

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS

		Rates Exchanged		Market Value
Notional Amount (000s)(a)	Termination Date	Payments Received	Payments Made	Upfront Payments Made (Received)	Unrealized Gain (Loss)
$186,000	12/18/18	3 month LIBOR	1.000%	$2,854,396	$3,290,485
7,200	05/07/19	1.973%	3 month LIBOR	22	(164,102)
49,000	08/16/19	3.250	3 month LIBOR	(13,514)	401,197
96,400	12/18/20	3 month LIBOR	1.500	2,240,082	2,806,169
25,300	08/16/21	3 month LIBOR	3.000	(193,607)	(387,058)
2,100	11/04/23	3 month LIBOR	1.982	17	158,728
33,300	12/18/23	3 month LIBOR	2.000	3,204,129	(600,319)
3,800	06/12/24	3 month LIBOR	2.807	30	89,716
38,600	08/01/25	5.000	3 month LIBOR	(6,137)	189,356
3,900	03/24/26	3.090	3 month LIBOR	31	(237,817)
2,600	03/31/26	3.070	3 month LIBOR	42	(164,202)
66,900	12/18/28	3 month LIBOR	2.500	2,927,341	4,198,312
12,200	08/01/30	3 month LIBOR	5.000	(41,608)	(166,087)
16,200	12/18/43	3 month LIBOR	3.000	621,041	1,564,958
TOTAL				$11,592,265	$10,979,336

(a)	Represents forward starting interest rate swaps whose effective dates of commencement of accruals and cash flows occur subsequent to September 30, 2013.

The accompanying notes are an integral part of these financial statements.	61

GOLDMAN SACHS SHORT DURATION INCOME FUND

Schedule of Investments

September 30, 2013 (Unaudited)

Principal Amount	Interest Rate	Maturity Date	Value
Corporate Obligations – 53.8%
Automotive – 1.8%
Ford Motor Credit Co. LLC
$1,600,000	8.000%	12/15/16	$1,891,343

Banks – 16.6%
ANZ Capital Trust II(a)(b)
150,000	5.360	12/31/49	150,900
Australia & New Zealand Banking Group Ltd.(b)
300,000	1.000	10/06/15	301,587
Banco de Bogota SA(b)
200,000	5.000	01/15/17	207,337
Banco del Estado de Chile(b)
170,000	2.000	11/09/17	165,577
Bank of America Corp.
2,250,000	6.000	09/01/17	2,556,439
Caixa Economica Federal(b)
260,000	2.375	11/06/17	242,226
Capital One Financial Corp.
375,000	1.000	11/06/15	372,476
Citigroup, Inc.
741,000	4.750	05/19/15	784,946
343,000	3.953	06/15/16	365,453
525,000	1.700	07/25/16	527,515
Commonwealth Bank of Australia
525,000	1.900	09/18/17	527,200
Credit Agricole SA(b)(c)
525,000	1.096	10/03/16	524,691
Credit Suisse New York
500,000	3.500	03/23/15	519,970
HSBC Bank PLC(b)
200,000	3.100	05/24/16	210,321
ING Bank NV(b)
400,000	2.000	09/25/15	405,444
350,000	1.375	03/07/16	348,257
Intesa Sanpaolo SPA
500,000	3.125	01/15/16	499,982
JPMorgan Chase & Co.
1,125,000	3.450	03/01/16	1,183,031
700,000	6.400	10/02/17	813,812
Lloyds TSB Bank PLC
525,000	4.875	01/21/16	564,680
Morgan Stanley, Inc.
1,875,000	3.800	04/29/16	1,967,797
Nomura Holdings, Inc.
600,000	2.000	09/13/16	597,007
Regions Financial Corp.
355,000	5.750	06/15/15	381,270
Resona Preferred Global Securities Ltd.(a)(b)(c)
575,000	7.191	07/30/49	615,250
Royal Bank of Scotland PLC
575,000	2.550	09/18/15	586,343
275,000	4.375	03/16/16	292,121
Santander Holdings USA, Inc.(a)
350,000	3.000	09/24/15	359,279
Sparebank 1 Boligkreditt AS(b)
100,000	1.250	10/25/14	100,060

Corporate Obligations – (continued)
Banks – (continued)
Wells Fargo & Co.
$525,000	1.500%	07/01/15	$531,588
575,000	2.100	05/08/17	587,256
250,000	5.625	12/11/17	287,476

			17,577,291

Chemicals(a) – 0.4%
Polymer Group, Inc.
400,000	7.750	02/01/19	426,000

Construction Machinery – 0.5%
Case New Holland, Inc.
500,000	7.875	12/01/17	581,250

Consumer Products – 0.4%
Avon Products, Inc.
450,000	2.375	03/15/16	455,911

Consumer Products – Household & Leisure(a) – 0.5%
Easton-Bell Sports, Inc.
400,000	9.750	12/01/16	424,000
Prestige Brands, Inc.
100,000	8.250	04/01/18	106,000

			530,000

Diversified Manufacturing – 0.1%
Pentair Finance SA
125,000	1.350	12/01/15	125,462

Electric(a) – 0.5%
DPL, Inc.
500,000	6.500	10/15/16	532,500

Energy – 3.9%
Anadarko Petroleum Corp.
375,000	6.375	09/15/17	436,472
BP Capital Markets PLC
1,125,000	1.846	05/05/17	1,133,838
Ecopetrol SA
210,000	4.250	09/18/18	217,433
Gaz Capital SA for Gazprom(d)
100,000	9.250	04/23/19	122,500
Lukoil International Finance BV
220,000	6.125	11/09/20	234,575
Noble Holding International Ltd.
100,000	2.500	03/15/17	100,693
Offshore Drilling Holding SA(a)(b)
200,000	8.375	09/20/20	202,322
Petrobras Global Finance BV
180,000	3.000	01/15/19	169,506
Petrobras International Finance Co.
200,000	2.875	02/06/15	202,334
Raizen Fuels Finance Ltd.
120,000	9.500	08/15/14	126,897
Rosneft Oil Co. via Rosneft International Finance Ltd.
450,000	3.149 (b)	03/06/17	449,233
200,000	3.149	03/06/17	199,750
Transocean, Inc.
200,000	5.050	12/15/16	218,678
360,000	2.500	10/15/17	360,825

			4,175,056

62	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SHORT DURATION INCOME FUND

Principal Amount	Interest Rate		Maturity Date	Value
Corporate Obligations – (continued)
Energy – Exploration & Production(a) – 0.4%
Continental Resources, Inc.
$200,000	8.250%		10/01/19	$220,000
Range Resources Corp.
200,000	8.000		05/15/19	214,750

				434,750

Food & Beverage – 2.1%
Anheuser-Busch InBev Worldwide, Inc.
700,000	1.500		07/14/14	706,133
ConAgra Foods, Inc.
350,000	1.300		01/25/16	350,593
Kraft Foods, Inc.
400,000	4.125		02/09/16	427,479
Pernod-Ricard SA(b)
525,000	2.950		01/15/17	543,112
SABMiller Holdings, Inc.(b)
200,000	2.450		01/15/17	205,481

				2,232,798

Health Care Products – 0.6%
Life Technologies Corp.
150,000	4.400		03/01/15	156,448
Thermo Fisher Scientific, Inc.
450,000	3.250		11/20/14	461,786

				618,234

Health Care Services – 1.6%
Coventry Health Care, Inc.
51,000	6.300		08/15/14	53,406
Express Scripts Holding Co.
175,000	3.125		05/15/16	183,320
375,000	3.500		11/15/16	396,901
McKesson Corp.
175,000	1.400		03/15/18	170,253
Providence Health & Services Obligated Group(c)
525,000	1.048		10/01/16	523,303
UnitedHealth Group, Inc.
400,000	1.400		10/15/17	395,489

				1,722,672

Life Insurance – 0.6%
American International Group, Inc.
395,000	4.875		09/15/16	433,092
MetLife, Inc.
150,000	1.756		12/15/17	148,617

				581,709

Media – Cable – 1.4%
CCO Holdings LLC/CCO Holdings Capital Corp.(a)
500,000	7.250		10/30/17	527,500
COX Communications, Inc.
100,000	5.500		10/01/15	108,314
DIRECTV Holdings LLC/DIRECTV Financing Co., Inc.
800,000	3.500		03/01/16	833,455

				1,469,269

Corporate Obligations – (continued)
Media – Non Cable – 1.7%
NBCUniversal Media LLC
$675,000	2.875%		04/01/16	$705,739
News America, Inc.
450,000	5.300		12/15/14	474,373
The Walt Disney Co.
475,000	0.450		12/01/15	472,690
WPP Finance UK
100,000	8.000		09/15/14	106,514

				1,759,316

Metals & Mining – 2.6%
BHP Billiton Finance USA Ltd.(c)
550,000	0.498		09/30/16	550,329
Freeport-McMoRan Copper & Gold, Inc.
475,000	1.400		02/13/15	476,434
Xstrata Finance Canada Ltd.(b)
1,750,000	2.700		10/25/17	1,740,456

				2,767,219

Noncaptive – Financial – 0.9%
General Electric Capital Corp.
950,000	2.300		04/27/17	973,996

Pharmaceuticals – 1.7%
AbbVie, Inc.
550,000	1.750		11/06/17	545,900
Actavis, Inc.
600,000	1.875		10/01/17	595,075
Mylan, Inc.(a)(b)
75,000	7.875		07/15/20	85,594
Novartis Capital Corp.
500,000	2.900		04/24/15	518,459
Zoetis, Inc.(b)
75,000	1.150		02/01/16	75,129

				1,820,157

Pipelines – 3.2%
El Paso Natural Gas Co. LLC
325,000	5.950		04/15/17	365,210
El Paso Pipeline Partners Operating Co. LLC
550,000	4.100		11/15/15	581,812
Energy Transfer Partners LP
100,000	5.950		02/01/15	106,336
100,000	3.283	(a)(b)(c)	11/01/66	90,000
Enterprise Products Operating LLC(a)(c)
200,000	8.375		08/01/66	220,000
675,000	7.034		01/15/68	749,250
ONEOK Partners LP(a)
250,000	3.250		02/01/16	259,782
TransCanada PipeLines Ltd.(a)(c)
950,000	6.350		05/15/67	973,750

				3,346,140

Real Estate Investment Trust – 3.0%
ERP Operating LP
475,000	5.250		09/15/14	495,189

The accompanying notes are an integral part of these financial statements.	63

GOLDMAN SACHS SHORT DURATION INCOME FUND

Schedule of Investments (continued)

September 30, 2013 (Unaudited)

Principal Amount		Interest Rate	Maturity Date	Value
	Corporate Obligations – (continued)
	Real Estate Investment Trust – (continued)
	HCP, Inc.
	$500,000	3.750%	02/01/16	$528,350
	Health Care REIT, Inc.
	125,000	6.000	11/15/13	125,742
	Kilroy Realty LP
	450,000	5.000	11/03/15	483,841
	Realty Income Corp.(a)
	125,000	2.000	01/31/18	122,096
	Simon Property Group LP(a)
	100,000	6.100	05/01/16	111,426
	Ventas Realty LP/Ventas Capital Corp.
	675,000	3.125	11/30/15	700,805
	WEA Finance LLC(b)
	575,000	5.750	09/02/15	625,441

				3,192,890

	Restaurants – 0.1%
	Brinker International, Inc.
	150,000	2.600	05/15/18	149,535

	Retailers – Food & Drug – 0.5%
	Walgreen Co.
	500,000	1.000	03/13/15	501,248

	Technology – 0.8%
	Hewlett-Packard Co.
	600,000	3.000	09/15/16	618,436
	225,000	2.600	09/15/17	227,622

				846,058

	Technology – Hardware – 0.6%
	Apple, Inc.(c)
	500,000	0.316	05/03/16	499,880
	Seagate Technology HDD Holdings
	27,000	6.800	10/01/16	29,835
	Tech Data Corp.
	75,000	3.750	09/21/17	76,577

				606,292

	Tobacco(b) – 0.7%
	Imperial Tobacco Finance PLC
	725,000	2.050	02/11/18	706,955

	Transportation(b) – 0.7%
	Penske Truck Leasing Co. LP/PTL Finance Corp.
	701,000	3.375	03/15/18	720,370

	Wireless Telecommunications – 1.4%
	American Tower Corp.
	525,000	4.500	01/15/18	555,082
	Sprint Corp.
	175,000	8.375	08/15/17	196,875
	Sprint Nextel Corp.
	200,000	6.000	12/01/16	212,500
	Vodafone Group PLC
	550,000	0.900	02/19/16	544,528

				1,508,985

	Corporate Obligations – (continued)
	Wirelines Telecommunications – 4.5%
	AT&T, Inc.
	$725,000	2.400%	08/15/16	$745,846
	Deutsche Telekom International Finance BV(b)
	175,000	2.250	03/06/17	177,547
	Frontier Communications Corp.
	250,000	8.250	04/15/17	282,500
	PAETEC Holding Corp.(a)
	500,000	9.875	12/01/18	556,250
	Telecom Italia Capital SA
	66,000	5.250	10/01/15	69,025
	Telefonica Emisiones SAU
	100,000	4.949	01/15/15	103,633
	150,000	3.192	04/27/18	147,687
	Verizon Communications, Inc.
	125,000	3.000	04/01/16	130,288
	1,400,000	1.782 (c)	09/15/16	1,440,838
	1,050,000	2.500	09/15/16	1,083,468

				4,737,082

	TOTAL CORPORATE OBLIGATIONS
	(Cost $57,186,586)			$56,990,488

	Mortgage-Backed Obligations – 15.6%
	Collateralized Mortgage Obligations – 8.0%
	Sequential Fixed Rate – 4.0%
	Credit Suisse Commercial Mortgage Trust Series 2007-C1, Class A1A
	$241,018	5.361%	02/15/40	$255,251
	FHLMC Multifamily Structured Pass-Through Certificates Series K019, Class A2
	1,700,000	2.272	03/25/22	1,597,842
	FHLMC Multifamily Structured Pass-Through Certificates Series K028, Class A2
	1,600,000	3.111	02/25/23	1,583,680
	FHLMC Multifamily Structured Pass-Through Certificates Series K030, Class A1
	299,108	2.779	09/25/22	307,157
	FHLMC Multifamily Structured Pass-Through Certificates Series K501, Class A1
	92,089	1.337	06/25/16	92,650
	FHLMC Multifamily Structured Pass-Through Certificates Series K501, Class A2
	200,000	1.655	11/25/16	202,519
	FHLMC Multifamily Structured Pass-Through Certificates Series K707, Class A2
	100,000	2.220	12/25/18	100,587
	FHLMC Multifamily Structured Pass-Through Certificates Series K710, Class A2
	100,000	1.883	05/25/19	98,307

				4,237,993

	Sequential Floating Rate(c) – 4.0%
	Darrowby PLC Series 2012- 1, Class A
GBP	72,577	2.213	02/20/44	119,695

64	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SHORT DURATION INCOME FUND

Principal Amount		Interest Rate	Maturity Date	Value
	Mortgage-Backed Obligations – (continued)
	Sequential Floating Rate(c) – (continued)
	FNMA REMIC Series 2007-33, Class HF
	$75,580	0.529%	04/25/37	$75,809
	FNMA REMIC Series 2010-100, Class FD
	479,682	0.599	09/25/40	482,218
	FNMA REMIC Series 2010-89, Class CF
	152,616	0.629	02/25/38	153,401
	FNMA REMIC Series 2013-96, Class FW
	403,717	0.579	09/25/43	404,168
	GNMA Series 2013-113, Class FD
	411,749	0.482	08/16/43	411,483
	Granite Master Issuer PLC Series 2005-1, Class A6
GBP	27,795	0.731	12/20/54	44,369
	Granite Master Issuer PLC Series 2005-4, Class A5
EUR	277,953	0.327	12/20/54	371,589
	Granite Master Issuer PLC Series 2006-1X, Class A7
GBP	83,386	0.731	12/20/54	133,107
	Granite Master Issuer PLC Series 2006-2, Class A6
	83,386	0.711	12/20/54	133,107
	Granite Master Issuer PLC Series 2006-3, Class A5
EUR	55,591	0.347	12/20/54	74,318
	Granite Master Issuer PLC Series 2007-1, Class 2A1
	$194,567	0.320	12/20/54	191,653
	Granite Master Issuer PLC Series 2007-1, Class 5A1
GBP	111,181	0.711	12/20/54	177,475
	Granite Master Issuer PLC Series 2007-2, Class 4A2
	27,795	0.712	12/17/54	44,369
	Granite Mortgages PLC Series 2003-2, Class 1B
	$64,002	1.246	07/20/43	62,500
	Granite Mortgages PLC Series 2004-3, Class 2A1
	143,434	0.532	09/20/44	141,715
	Leek Finance PLC Series 2017X, Class A2C
EUR	35,664	0.501	12/21/37	49,654
	Leek Finance PLC Series 2018X, Class A2B
	$213,204	0.510	09/21/38	216,802
	Permanent Master Issuer PLC Series 2010-1X, Class 2A2
EUR	400,000	1.468	07/15/42	548,325
	Permanent Master Issuer PLC Series 2011-2X, Class 1A2
	$250,000	1.818	07/15/42	252,737
	Springleaf Mortgage Loan Trust Series 2012-3A, Class A(b)
	155,815	1.570	12/25/59	153,819

				4,242,313

	TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS			$8,480,306

	Commercial Mortgage-Backed Securities(c) – 5.0%
	Sequential Floating Rate – 5.0%
	Credit Suisse Commercial Mortgage Trust Series 2007-C2, Class A1A
	$898,602	5.526%	01/15/49	$968,090
	FHLMC Multifamily Structured Pass-Through Certificates Series K029, Class A2
	1,300,000	3.320	02/25/23	1,304,602
	FHLMC Multifamily Structured Pass-Through Certificates Series K030, Class A2
	1,900,000	3.250	04/25/23	1,894,576

	Mortgage-Backed Obligations – (continued)
	Sequential Floating Rate – (continued)
	FHLMC Multifamily Structured Pass-Through Certificates Series K031, Class A2
	$800,000	3.300%	04/25/23	$797,639
	FHLMC Multifamily Structured Pass-Through Certificates Series KF01, Class A
	156,813	0.529	04/25/19	156,955
	JPMorgan Chase Commercial Mortgage Securities Corp. Series 2005-CB11, Class A4
	148,495	5.335	08/12/37	154,729

	TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES			$5,276,591

	Federal Agencies – 2.6%
	FHLMC – 0.7%
	$713,863	4.000%	06/01/25	$756,106

	FNMA – 1.9%
	64,085	5.000	01/01/42	69,484
	170,678	3.000	08/01/42	167,022
	156,011	3.000	09/01/42	152,696
	52,421	3.000	11/01/42	51,300
	715,399	3.000	12/01/42	700,045
	544,217	3.000	01/01/43	532,590
	208,001	3.000	02/01/43	203,555
	54,700	3.000	03/01/43	53,538
	74,994	3.000	04/01/43	73,400

				2,003,630

	TOTAL FEDERAL AGENCIES			$2,759,736

	TOTAL MORTGAGE-BACKED OBLIGATIONS
	(Cost $16,400,056)			$16,516,633

	Asset-Backed Securities – 13.2%
	Auto – 1.5%
	Ally Master Owner Trust Series 2012-5, Class A
	$350,000	1.540%	09/15/19	$347,079
	Ford Credit Floorplan Master Owner Trust Series 2013-1, Class A2(c)
	900,000	0.562	01/15/18	900,104
	Motor PLC Series 2012-A, Class A1B(b)(c)
	169,355	0.679	02/25/20	169,355
	Toyota Auto Receivables Owner Trust Series 2011-B, Class A3
	181,974	0.680	06/15/15	182,138

				1,598,676

	Collateralized Loan Obligations – 7.5%
	Aberdeen Loan Funding Ltd. Series 2008-1A, Class A(b)(c)
	579,335	0.915	11/01/18	563,677
	ACIS CLO Ltd. Series 2013-1A, Class ACOM(b)
	600,000	1.493	04/18/24	585,592
	ACIS CLO Ltd. Series 2013-2A, Class A(b)(c)
	100,000	0.761	10/14/22	96,700
	ACIS CLO Ltd. Series 2013-2A, Class COM(b)(c)
	800,000	1.176	10/14/22	772,802

The accompanying notes are an integral part of these financial statements.	65

GOLDMAN SACHS SHORT DURATION INCOME FUND

Schedule of Investments (continued)

September 30, 2013 (Unaudited)

Principal Amount	Interest Rate	Maturity Date	Value
Asset-Backed Securities – (continued)
Collateralized Loan Obligations – (continued)
Black Diamond CLO Ltd. Series 2006-1A, Class AD(b)(c)
$493,287	0.514%	04/29/19	$479,549
Brentwood CLO Corp. Series 2006-1A, Class A1A(b)(c)
767,063	0.535	02/01/22	744,819
Brentwood CLO Corp. Series 2006-1A, Class A1B(b)(c)
360,971	0.535	02/01/22	350,503
Crown Point CLO Ltd. Series 2012-1A, Class A1LA(b)(c)
100,000	1.014	11/21/22	98,253
Grayson CLO Ltd. Series 2006-1A, Class A1A(b)(c)
227,144	0.510	11/01/21	220,334
Greywolf CLO Ltd. Series 2007-1A, Class A(b)(c)
589,099	0.508	02/18/21	574,578
Jasper CLO Ltd. Series 2005-1A, Class A(b)(c)
99,438	0.535	08/01/17	99,018
KKR Financial CLO Ltd. Series 2007-1A, Class A(b)(c)
1,942,766	0.614	05/15/21	1,897,626
OCP CLO Ltd. Series 2012-2A, Class ACOM(b)(c)
300,000	1.502	11/22/23	291,506
OFSI Fund V Ltd. Series 2013-5A, Class ACOM(b)
300,000	1.592	04/17/25	297,086
Red River CLO Ltd. Series 1A, Class A(b)(c)
691,486	0.535	07/27/18	677,083
Westchester CLO Ltd. Series 2007-1X, Class A1A(c)
203,528	0.490	08/01/22	196,833

			7,945,959

Home Equity(b) – 0.9%
HLSS Servicer Advance Receivables Backed Notes Series 2013-T1, Class A2
200,000	1.495	01/16/46	200,760
HLSS Servicer Advance Receivables Backed Notes Series 2013-T2 Class A2
200,000	1.147	05/16/44	198,710
Springleaf Mortgage Loan Trust Series 2013-2A, Class A(c)
572,153	1.780	12/25/65	565,112

			964,582

Student Loan(c) – 3.3%
Brazos Higher Education Authority, Inc. Series 2005-3, Class A14
128,229	0.361	09/25/23	128,062
College Loan Corp. Trust Series 2004-1, Class A4
100,000	0.456	04/25/24	94,903
Education Loan Asset-Backed Trust Series 2012-1, Class A1(b)
85,140	0.629	06/25/22	85,089
Educational Services of America, Inc. Series 2012-1, Class A1(b)
177,590	1.329	09/25/40	180,762
EFS Volunteer No 3 LLC Series 2012-1, Class A2(b)
500,000	1.184	02/25/25	506,239
GCO Education Loan Funding Trust Series 2005-2, Class A5L
52,956	0.382	05/25/21	52,884
Nelnet Student Loan Corp.Series 2004-2A, Class A4
67,048	0.402	08/26/19	66,951
Northstar Education Finance, Inc. Series 2012-1, Class A(b)
311,740	0.879	12/26/31	309,301

Asset-Backed Securities – (continued)
Student Loan(c) – (continued)
Pennsylvania Higher Education Assistance Agency Series 12-1A, Class A1(b)
$166,543	0.729%	05/25/27	$164,459
SLC Student Loan Trust Series 2006-1, Class A4
173,833	0.334	12/15/21	173,079
SLM Student Loan Trust Series 2006-8, Class A4
181,210	0.346	10/25/21	180,282
SLM Student Loan Trust Series 2006-9, Class A4
176,888	0.336	10/25/22	176,110
SLM Student Loan Trust Series 2012-2, Class A
200,098	0.879	01/25/29	199,874
US Education Loan Trust LLC Series 2006-1, Class A2(b)
1,180,099	0.390	03/01/25	1,176,064

			3,494,059

TOTAL ASSET-BACKED SECURITIES
(Cost $13,949,564)			$14,003,276

Foreign Debt Obligations – 3.8%
Sovereign – 3.8%
Dominican Republic
$200,000	7.500%	05/06/21	$214,000
Kommunalbanken AS(b)
100,000	1.000	09/26/17	98,387
Perusahaan Penerbit SBSN(b)
200,000	6.125	03/15/19	206,750
Republic of Colombia
100,000	7.375	03/18/19	121,000
Republic of Indonesia
100,000	11.625	03/04/19	132,875
200,000	3.375 (b)	04/15/23	170,000
Republic of Nigeria(b)
220,000	5.125	07/12/18	222,475
Republic of Panama
190,000	7.250	03/15/15	206,150
Republic of Slovenia(b)
340,000	4.750	05/10/18	326,495
200,000	5.500	10/26/22	186,500
Republic of Turkey
170,000	7.000	09/26/16	189,337
Russian Federation(b)
1,200,000	4.875	09/16/23	1,230,000
Russian Federation Bond(b)
400,000	3.500	01/16/19	403,000
United Mexican States
260,000	5.875	01/15/14	263,770

TOTAL FOREIGN DEBT OBLIGATIONS
(Cost $3,975,957)			$3,970,739

Municipal Debt Obligations – 1.2%
Illinois – 0.5%
Illinois State GO Bonds Series 2010
$525,000	4.071%	01/01/14	$529,116

66	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SHORT DURATION INCOME FUND

Principal Amount	Interest Rate		Maturity Date	Value
Municipal Debt Obligations – (continued)
Massachusetts(c) – 0.2%
Massachusetts State GO Bonds Series 2010 A
$200,000	0.600%		02/01/14	$200,056

New Jersey(e) – 0.5%
New Jersey Economic Development Authority RB Series B
550,000	0.000		02/15/16	523,957

TOTAL MUNICIPAL DEBT OBLIGATIONS
(Cost $1,252,645)				$1,253,129

U.S. Treasury Obligations – 6.0%
United States Treasury Bonds
$500,000	3.625%		08/15/43	$494,260
United States Treasury Notes
900,000	1.375		07/31/18	901,638
1,100,000	1.375		09/30/18	1,099,208
700,000	2.000		07/31/20	701,757
800,000	2.125		08/31/20	807,088
800,000	2.000		09/30/20	799,160
1,700,000	1.750 (f)		05/15/23	1,575,220

TOTAL U.S. TREASURY OBLIGATIONS
(Cost $6,334,628)				$6,378,331

Notional Amount	Exercise Rate		Expiration Date	Value
Options Purchased – 1.5%
Interest Rate Swaptions
Citibank NA Put – OTC – 10 year Interest Rate Swap Strike Price 3.500%
$2,000,000	3.500%		07/02/15	$87,197
Citibank NA Call – OTC – 10 year Interest Rate Swap Strike Price 3.500%
2,000,000	3.500		07/02/15	92,667
Deutsche Bank Securities, Inc. Call – OTC – 2 year Interest Rate Swap Strike Price 2.030%
9,300,000	2.030		10/26/15	91,827
Deutsche Bank Securities, Inc. Call – OTC – 10 year Interest Rate Swap Strike Price 3.670%
13,000,000	3.670		03/08/16	742,295
JPMorgan Chase Bank NA Put – OTC – 10 year Interest Rate Swap Strike Price 3.080%
3,800,000	3.080		06/04/15	101,238
JPMorgan Chase Bank NA Call – OTC – 10 year Interest Rate Swap Strike Price 3.080%
3,800,000	3.080		06/04/15	239,864
JPMorgan Chase Bank NA Put – OTC – 10 year Interest Rate Swap Strike Price 3.498%
3,000,000	3.498		07/02/15	130,446
JPMorgan Chase Bank NA Call – OTC – 10 year Interest Rate Swap Strike Price 3.498%
3,000,000	3.498		07/02/15	139,302

TOTAL OPTIONS PURCHASED – 1.5%
(Cost $1,400,412)				$1,624,836

TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENT
(Cost $100,499,848)				$100,737,432

Investment Company – 6.8%
SSgA U.S. Government Money Market Fund
7,230,211		$7,230,211
(Cost $7,230,211)

TOTAL INVESTMENTS – 101.9%
(Cost $107,730,059)		$107,967,643

LIABILITIES IN EXCESS OF OTHER ASSETS – (1.9)%		(2,002,644)

NET ASSETS – 100.0%		$105,964,999

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
(a)	Security with “Call” features with resetting interest rates. Maturity dates disclosed are the final maturity dates.
(b)	Exempt from registration under Rule 144A of the Securities Act of 1933. Under procedures approved by the Board of Trustees, such securities have been determined to be liquid by the investment adviser and may be resold, normally to qualified institutional buyers in transactions exempt from registration. Total market value of Rule 144A securities amounts to $23,195,693, which represents approximately 21.9% of net assets as of September 30, 2013.
(c)	Variable rate security. Interest rate disclosed is that which is in effect at September 30, 2013.
(d)	Security with “Put” features and resetting interest rates. Maturity dates disclosed are the puttable dates. Interest rate disclosed is that which is in effect at September 30, 2013.
(e)	Issued with a zero coupon. Income is recognized through the accretion of discount.
(f)	A portion of this security is segregated as collateral for initial margin requirements on futures transactions.

Currency Abbreviations:
AUD	—Australian Dollar
BRL	—Brazilian Real
CAD	—Canadian Dollar
CHF	—Swiss Franc
CLP	—Chilean Peso
CNH	—Chinese Renminbi
CZK	—Czech Koruna
EUR	—Euro
GBP	—British Pound
HUF	—Hungarian Forint
IDR	—Indonesian Rupiah
ILS	—Israeli Shekel
JPY	—Japanese Yen
KRW	—South Korean Won
MXN	—Mexican Peso
MYR	—Malaysian Ringgit
NOK	—Norwegian Krone
NZD	—New Zealand Dollar
PHP	—Philippine Peso
PLN	—Polish Zloty
RUB	—Russian Ruble
SEK	—Swedish Krona
SGD	—Singapore Dollar
TRY	—Turkish Lira
TWD	—Taiwan Dollar
USD	—U.S. Dollar
ZAR	—South African Rand

The accompanying notes are an integral part of these financial statements.	67

GOLDMAN SACHS SHORT DURATION INCOME FUND

Schedule of Investments (continued)

September 30, 2013 (Unaudited)

Investment Abbreviations:
AUDOR	—Australian Dollar Offered Rate
BP	—British Pound Offered Rate
CDOR	—Canadian Dollar Offered Rate
CLO	—Collateralized Loan Obligation
EURO	—Euro Offered Rate
FHLMC	—Federal Home Loan Mortgage Corp.
FNMA	—Federal National Mortgage Association
GNMA	—Government National Mortgage Association
GO	—General Obligation
JYOR	—Japanese Yen Offered Rate
KWCDC	—South Korean Won Certificate of Deposit
LIBOR	—London Interbank Offered Rate
NZDOR	—New Zealand Dollar Offered Rate
OTC	—Over the Counter
RB	—Revenue Bond
REIT	—Real Estate Investment Trust
REMIC	—Real Estate Mortgage Investment Conduit
SPA	—Stand-by Purchase Agreement
STIBOR	—Stockholm Interbank Offered Rate

ADDITIONAL INVESTMENT INFORMATION

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS — At September 30, 2013, the Fund had the following forward foreign currency exchange contracts:

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED GAIN

Counterparty	Contracts to Buy/Sell	Settlement Date	Current Value	Unrealized Gain
Barclays Bank PLC	EUR/USD	12/18/13	$87,953	$1,359
	GBP/EUR	12/18/13	178,613	1,146
	HUF/EUR	12/18/13	44,653	235
	NOK/USD	12/18/13	13,280	162
	USD/IDR	11/19/13	41,912	2,088
	USD/MYR	10/11/13	86,437	563
	USD/PHP	10/17/13	21,555	445
BNP Paribas SA	GBP/USD	12/18/13	43,685	1,122
	PHP/USD	10/07/13	89,672	1,672
	TWD/USD	10/11/13	87,082	82
Citibank NA	EUR/USD	12/18/13	676,442	8,318
	GBP/EUR	12/18/13	87,953	46
	NZD/USD	12/18/13	43,778	559
	PHP/USD	10/11/13	43,326	326
	RUB/USD	10/07/13	45,452	1,452
	USD/IDR	10/24/13	42,066	934
	USD/RUB	10/10/13	42,859	141
	USD/RUB	10/24/13	43,191	809
Credit Suisse International (London)	BRL/USD	10/18/13	43,700	700
	JPY/USD	12/18/13	44,295	295
	MYR/USD	10/11/13	43,170	170
	RUB/USD	10/07/13	45,588	1,588
	RUB/USD	10/10/13	178,316	5,316
	USD/RUB	10/17/13	86,717	283
Deutsche Bank AG (London)	EUR/USD	12/18/13	132,607	2,166
	GBP/USD	12/18/13	267,668	8,929
	HUF/EUR	12/18/13	64,668	136
	ILS/USD	12/18/13	43,063	63

68	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SHORT DURATION INCOME FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED GAIN (continued)

Counterparty	Contracts to Buy/Sell	Settlement Date	Current Value	Unrealized Gain
Deutsche Bank AG (London) (continued)	MYR/USD	10/03/13	$88,902	$902
	PHP/USD	10/11/13	43,150	150
	PLN/USD	12/18/13	175,301	1,301
	TWD/USD	10/15/13	43,150	150
	USD/IDR	11/19/13	82,386	6,613
	USD/MXN	12/18/13	43,520	480
HSBC Bank PLC	EUR/SEK	12/18/13	44,601	52
	KRW/USD	10/23/13	43,220	220
	MYR/USD	10/03/13	89,463	1,463
	MYR/USD	10/11/13	88,313	1,313
JPMorgan Securities, Inc.	CZK/EUR	12/18/13	44,653	11
	EUR/NOK	12/18/13	172,819	3,087
	EUR/USD	12/18/13	175,907	2,042
	JPY/USD	12/18/13	133,435	435
	SGD/USD	12/18/13	67,751	640
	USD/TRY	12/18/13	43,509	55
	USD/ZAR	12/18/13	85,221	1,779
Morgan Stanley Capital Services, Inc.	BRL/USD	10/15/13	82,079	400
	HUF/EUR	12/18/13	44,653	247
	RUB/USD	10/15/13	88,395	1,395
	USD/MXN	12/18/13	85,575	1,425
Royal Bank of Canada	BRL/USD	10/07/13	46,796	2,796
	BRL/USD	10/11/13	44,699	1,699
	BRL/USD	10/18/13	43,841	841
	MXN/USD	12/18/13	43,279	279
State Street Bank	GBP/EUR	12/18/13	87,953	74
	JPY/USD	12/18/13	177,232	232
	MXN/USD	12/18/13	43,336	336
	USD/MXN	12/18/13	86,321	679
Westpac Banking Corp.	AUD/USD	12/18/13	252,837	4,818
	NZD/AUD	12/18/13	43,621	527
	USD/AUD	12/18/13	259,868	1,074
	USD/MYR	10/23/13	69,159	845
TOTAL				$79,465

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED LOSS

Counterparty	Contracts to Buy/Sell	Settlement Date	Current Value	Unrealized Loss
Barclays Bank PLC	EUR/GBP	12/18/13	$44,709	$(56)
	MXN/USD	12/18/13	41,709	(1,291)
	NOK/EUR	12/18/13	44,653	(1,398)
	USD/TRY	12/18/13	43,319	(319)
	USD/ZAR	12/18/13	89,178	(178)
	ZAR/USD	12/18/13	171,507	(1,493)
BNP Paribas SA	EUR/GBP	12/18/13	271,604	(2,331)
	RUB/USD	10/15/13	90,305	(1,590)
	USD/EUR	12/18/13	175,907	(2,220)
	USD/JPY	12/18/13	178,356	(1,590)

The accompanying notes are an integral part of these financial statements.	69

GOLDMAN SACHS SHORT DURATION INCOME FUND

Schedule of Investments (continued)

September 30, 2013 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION (continued)

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED LOSS (continued)

Counterparty	Contracts to Buy/Sell	Settlement Date	Current Value	Unrealized Loss
Citibank NA	EUR/GBP	12/18/13	$44,985	$(332)
	MYR/USD	10/23/13	85,377	(2,623)
	PHP/USD	10/17/13	86,832	(168)
	RUB/USD	10/17/13	86,930	(70)
	TRY/USD	12/18/13	42,546	(1,454)
	USD/CAD	12/18/13	200,039	(349)
	USD/GBP	12/18/13	304,177	(7,335)
	USD/JPY	12/18/13	43,007	(7)
	USD/MXN	12/18/13	6,693	(43)
	USD/MYR	10/03/13	44,285	(285)
	USD/MYR	10/18/13	88,175	(175)
	USD/RUB	10/10/13	65,412	(1,412)
	USD/RUB	10/21/13	44,012	(12)
	USD/TRY	12/18/13	45,218	(1,218)
Credit Suisse International (London)	CLP/USD	10/16/13	51,534	(106)
	CLP/USD	10/25/13	43,264	(736)
	EUR/CHF	12/18/13	45,167	(514)
	RUB/USD	10/21/13	84,767	(2,233)
	RUB/USD	10/24/13	85,738	(1,262)
	USD/BRL	10/11/13	44,424	(1,424)
	USD/JPY	12/18/13	86,768	(768)
	USD/RUB	10/07/13	88,881	(2,881)
	USD/RUB	10/15/13	43,443	(443)
Deutsche Bank AG (London)	AUD/USD	12/18/13	129,006	(49)
	CZK/EUR	12/18/13	44,653	(56)
	EUR/PLN	12/18/13	92,681	(1,345)
	ILS/USD	12/18/13	43,593	(407)
	MYR/USD	10/18/13	86,311	(689)
	MYR/USD	10/23/13	41,589	(1,411)
	TRY/USD	12/18/13	208,912	(6,760)
	USD/BRL	10/07/13	46,599	(2,599)
	USD/CNH	12/18/13	151,313	(34)
	USD/CNH	01/08/14	156,001	(2,001)
	USD/CZK	12/18/13	27,862	(651)
	USD/EUR	12/18/13	89,307	(296)
	USD/PHP	10/17/13	22,018	(18)
	USD/PLN	12/18/13	123,169	(1,875)
	USD/RUB	10/15/13	23,648	(234)
HSBC Bank PLC	USD/AUD	12/18/13	43,621	(581)
	USD/IDR	10/07/13	31,571	(511)
	USD/MYR	10/03/13	44,731	(731)
	USD/SEK	12/18/13	108,250	(1,495)
	USD/ZAR	12/18/13	133,730	(730)
	ZAR/USD	12/18/13	42,555	(445)
JPMorgan Securities, Inc.	HUF/EUR	12/18/13	43,300	(250)
	IDR/USD	10/24/13	59,075	(4,112)
	MXN/USD	12/18/13	171,647	(2,353)
	NOK/EUR	12/18/13	133,959	(2,694)
	TRY/USD	12/18/13	129,686	(1,314)
	USD/EUR	10/25/13	1,167,150	(24,472)
	USD/EUR	12/18/13	307,161	(1,485)
	USD/HUF	12/18/13	197,641	(5,708)
	USD/IDR	10/07/13	6,816	(66)

70	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SHORT DURATION INCOME FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED LOSS (continued)

Counterparty	Contracts to Buy/Sell	Settlement Date	Current Value	Unrealized Loss
JPMorgan Securities, Inc. (continued)	USD/MYR	10/03/13	$44,437	$(437)
	USD/RUB	10/15/13	20,248	(248)
	USD/TRY	12/18/13	173,564	(2,671)
	ZAR/USD	12/18/13	127,393	(3,607)
Morgan Stanley Capital Services, Inc.	MXN/JPY	12/18/13	43,837	(1,708)
	NZD/USD	12/18/13	85,905	(1,093)
	USD/BRL	11/04/13	44,349	(349)
	USD/ILS	12/18/13	82,050	(943)
	USD/TRY	12/18/13	120,008	(624)
Royal Bank of Canada	CAD/USD	12/18/13	216,673	(1,327)
	USD/BRL	10/15/13	21,587	(587)
	USD/BRL	10/18/13	43,777	(777)
	USD/CAD	12/18/13	44,032	(32)
	USD/GBP	10/24/13	650,649	(15,486)
	USD/GBP	12/18/13	88,988	(269)
	USD/NZD	12/18/13	106,569	(3,906)
State Street Bank	MXN/USD	12/18/13	85,014	(1,986)
	NOK/EUR	12/18/13	91,208	(2,896)
	USD/AUD	12/18/13	43,621	(346)
	USD/CHF	12/18/13	172,741	(4,825)
	USD/EUR	12/18/13	44,653	(7)
	USD/JPY	12/18/13	88,651	(1,651)
Westpac Banking Corp.	AUD/USD	12/18/13	171,699	(1,959)
	EUR/USD	12/18/13	87,953	(86)
	USD/AUD	12/18/13	87,242	(456)
	USD/EUR	12/18/13	87,953	(127)
TOTAL				$(152,091)

FUTURES CONTRACTS — At September 30, 2013, the Fund had the following futures contracts:

Type	Number of Contracts Long (Short)	Expiration Date	Current Value	Unrealized Gain (Loss)
Eurodollars	23	September 2014	$7,746,219	$14,046
Eurodollars	(4)	December 2014	(1,346,289)	(75)
Eurodollars	23	March 2015	7,735,328	11,374
Italian 10 Year Government Bonds	(1)	December 2013	(149,328)	1,473
5 Year German Euro-Bobl	3	December 2013	505,046	5,839
10 Year German Euro-Bund	(6)	December 2013	(1,140,453)	(27,568)
2 Year U.S. Treasury Notes	53	December 2013	11,674,078	32,043
5 Year U.S. Treasury Notes	(98)	December 2013	(11,862,594)	(113,665)
10 Year U.S. Treasury Notes	14	December 2013	1,769,469	11,474
20 Year U.S. Treasury Bonds	51	December 2013	6,802,125	124,586
TOTAL				$59,527

The accompanying notes are an integral part of these financial statements.	71

GOLDMAN SACHS SHORT DURATION INCOME FUND

Schedule of Investments (continued)

September 30, 2013 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION (continued)

SWAP CONTRACTS — At September 30, 2013, the Fund had the following swap contracts:

OVER THE COUNTER INTEREST RATE SWAP CONTRACTS

					Rates Exchanged		Market Value
Counterparty	Notional Amount (000s)			Termination Date	Payments Received	Payments Made	Upfront Payments Made (Received)	Unrealized Gain (Loss)
Bank of America Securities LLC	BRL	2,410		01/04/16	10.390%	1 month Brazilian Interbank Deposit Average	$—	$(7,728)
Barclays Bank PLC		4,920		01/02/15	8.157	1 month Brazilian Interbank Deposit Average	—	(46,002)
		770		01/04/16	10.300	1 month Brazilian Interbank Deposit Average	—	(3,086)
	NZD	300	(a)	12/18/18	3 month NZDOR	3.500%	6,962	3,677
	KRW	126,360		05/10/23	3 month KWCDC	2.735	—	5,712
		141,900		05/22/23	3 month KWCDC	2.830	—	5,394
		141,900		05/22/23	3 month KWCDC	2.840	—	5,283
Citibank NA	BRL	1,610		01/02/15	8.518	1 month Brazilian Interbank Deposit Average	—	(11,076)
		640		01/04/16	10.090	1 month Brazilian Interbank Deposit Average	—	(3,729)
Credit Suisse International (London)	NZD	330	(a)	12/18/18	3 month NZDOR	3.500	10,862	842
Deutsche Bank Securities, Inc.	BRL	2,120		01/02/15	8.150	1 month Brazilian Interbank Deposit Average	—	(19,919)
		1,580		01/04/16	10.300	1 month Brazilian Interbank Deposit Average	—	(6,333)
	$	4,200	(a)	10/28/17	1.530	3 month LIBOR	—	(33,007)
	KRW	141,880		05/15/23	3 month KWCDC	2.815	—	5,543
	NZD	260	(a)	12/18/23	3 month NZDOR	4.000	4,813	11,018
	$	4,900	(a)	03/10/26	3.170	3 month LIBOR	—	(260,144)
JPMorgan Securities, Inc.	BRL	770		01/02/15	8.220	1 month Brazilian Interbank Deposit Average	—	(6,865)
		2,160		01/02/15	8.155	1 month Brazilian Interbank Deposit Average	—	(20,225)
TOTAL							$22,637	$(380,645)

(a)	Represents forward starting interest rate swaps whose effective dates of commencement of accruals and cash flows occur subsequent to September 30, 2013.

72	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SHORT DURATION INCOME FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS

			Rates Exchanged		Market Value
Notional Amount (000s)(a)		Termination Date	Payments Received	Payments Made	Upfront Payments Made (Received)	Unrealized Gain (Loss)
EUR	2,810	06/29/15	0.850%	6 month EURO	$2,463	$6,650
JPY	850,390	06/30/15	6 month JYOR	0.300%	1,432	(5,479)
EUR	2,660	08/06/15	0.750	6 month EURO	6	3,864
	4,120	08/18/15	0.800	6 month EURO	882	7,349
JPY	1,154,140	08/18/15	6 month JYOR	0.280	1,069	(3,662)
AUD	2,840	09/05/15	3.200	6 month AUDOR	(248)	6,654
	$5,600	12/18/15	0.500	3 month LIBOR	(6,177)	1,854
GBP	2,050	07/18/16	6 month BP	0.930	8,891	11,615
EUR	7,390	07/27/16	6 month EURO	1.100	641	(6,796)
	$11,400	12/19/16	0.500	3 month LIBOR	(100,026)	(31,510)
EUR	6,250	07/27/18	1.600	6 month EURO	(6,829)	11,546
CAD	540	12/18/18	1.750	6 month CDOR	(15,974)	1,352
GBP	1,440	12/18/18	6 month BP	1.000	92,869	3,273
SEK	1,910	12/18/18	3 month STIBOR	1.750	8,052	224
EUR	1,970	12/18/18	1.000	6 month EURO	(56,064)	16,110
	$11,660	12/18/18	1.000	3 month LIBOR	(250,677)	(134,534)
	3,900	08/15/19	3.250	3 month LIBOR	12	30,845
JPY	94,230	04/24/20	0.610	6 month JYOR	586	(1,382)
EUR	2,490	07/27/20	6 month EURO	1.950	7,249	(1,718)
	$4,600	12/18/20	3 month LIBOR	1.500	98,880	141,917
GBP	2,830	07/19/21	2.240	6 month BP	(75,207)	(24,531)
	$2,000	08/16/21	3 month LIBOR	3.000	(15,084)	(30,819)
GBP	160	12/18/23	6 month BP	2.000	14,299	3,848
	$1,890	12/18/23	3 month LIBOR	2.000	191,058	(43,275)
JPY	2,260	12/18/23	0.750	6 month JYOR	(743)	412
	$1,300	06/12/24	3 month LIBOR	2.807	10	30,692
GBP	1,810	07/18/24	6 month BP	2.700	63,177	9,040
JPY	151,110	04/24/25	6 month JYOR	1.030	1,213	14,848
	341,000	05/09/25	6 month JYOR	1.650	46,418	(22,818)
	209,000	05/09/27	1.880	6 month JYOR	(41,690)	21,719
	$9,300	12/18/28	3 month LIBOR	2.500	587,830	402,731
JPY	77,330	04/24/30	1.480	6 month JYOR	48	(10,392)
	TOTAL				$558,366	$409,627

(a)	Represents forward starting interest rate swaps whose effective dates of commencement of accruals and cash flows occur subsequent to September 30, 2013.

The accompanying notes are an integral part of these financial statements.	73

GOLDMAN SACHS SHORT DURATION INCOME FUND

Schedule of Investments (continued)

September 30, 2013 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION (continued)

OVER THE COUNTER CREDIT DEFAULT SWAP CONTRACTS

						Market Value
Swap Counterparty	Referenced Obligation	Notional Amount (000s)	Rates (Paid) Received by Fund	Termination Date	Credit Spread at September 30, 2013(b)	Upfront Payments Made (Received)	Unrealized Gain (Loss)
Protection Sold:
Bank of America Securities LLC	Tranches of Commercial Mortgage-Back Index AAA Series 4	$700	0.350%	02/17/51	124.128%	$(20,748)	$(996)
Citibank NA	Tranches of Commercial Mortgage-Back Index AAA Series 4	3,900	0.350	02/17/51	124.128	(131,502)	10,330
TOTAL						$(152,250)	$9,334

(b)	Credit spread on the Referenced Obligation, together with the term of the swap contract, are indicators of payment/performance risk. The likelihood of a credit event occurring which would require a fund to make a payment or otherwise be required to perform under the swap contract is generally greater as the credit spread and the term of the swap contract increase.

CENTRALLY CLEARED CREDIT DEFAULT SWAP CONTRACTS

					Market Value
Referenced Obligation	Notional Amount (000s)	Rates Received (Paid)	Termination Date	Credit Spread at September 30, 2013(b)	Upfront Payments Made (Received)	Unrealized Gain (Loss)
Protection Purchased:
CDX North America Investment Grade Index 20	$11,150	(1.000)%	06/20/18	0.728%	$153,715	$(12,143)

(b)	Credit spread on the Referenced Obligation, together with the term of the swap contract, are indicators of payment/performance risk. The likelihood of a credit event occurring which would require a fund to make a payment or otherwise be required to perform under the swap contract is generally greater as the credit spread and the term of the swap contract increase.

74	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SHORT DURATION AND GOVERNMENT FIXED INCOME FUNDS

ADDITIONAL INVESTMENT INFORMATION

JOINT REPURCHASE AGREEMENT ACCOUNT II — At September 30, 2013, certain Funds had undivided interests in the Joint Repurchase Agreement Account II, with a maturity date of October 1, 2013, as follows:

Fund	Principal Amount	Maturity Value	Collateral Allocation Value
Enhanced Income	$77,500,000	$77,500,179	$79,265,326
Government Income	60,300,000	60,300,139	61,673,537
High Quality Floating Rate	57,700,000	57,700,133	59,014,314
Short Duration Government	63,300,000	63,300,146	64,741,873

REPURCHASE AGREEMENTS — At September 30, 2013, the Principal Amounts of certain Funds’ interest in the Joint Repurchase Agreement Account II were as follows:

Counterparty	Interest Rate	Enhanced Income	Government Income	High Quality Floating Rate	Short Duration Government
BNP Paribas Securities Co.	0.070%	$26,580,674	$20,681,479	$19,789,741	$21,710,409
Merrill Lynch & Co., Inc.	0.080	4,692,067	3,650,731	3,493,319	3,832,359
TD Securities (USA) LLC	0.090	46,227,259	35,967,790	34,416,940	37,757,232
TOTAL		$77,500,000	$60,300,000	$57,700,000	$63,300,000

At September 30, 2013, the Joint Repurchase Agreement Account II was fully collateralized by:

Issuer	Interest Rates	Maturity Dates
Federal Farm Credit Bank	0.189% to 4.250%	08/27/14 to 06/17/20
Federal Home Loan Bank	1.750 to 2.875	09/11/15 to 09/11/20
Federal Home Loan Mortgage Corp.	3.500 to 4.000	06/01/42 to 08/01/42
Federal National Mortgage Association	0.000 to 4.000	11/15/13 to 12/01/42
U.S. Treasury Bill	0.000	08/21/14
U.S. Treasury Notes	0.750 to 2.125	03/31/18 to 02/15/22

The accompanying notes are an integral part of these financial statements.	75

GOLDMAN SACHS SHORT DURATION AND GOVERNMENT FIXED INCOME FUNDS

Statements of Assets and Liabilities

September 30, 2013 (Unaudited)

Enhanced Income Fund
Assets:
Investments, at value (cost $298,953,946, $692,789,738, $209,487,778, $236,180,135, $1,384,979,783 and $100,499,848)	$299,529,299
Repurchase agreement, at value which equals cost	77,500,000
Cash	40,540
Foreign currencies, at value (cost $61,271 for Short Duration Income Fund)	—
Receivables:
Fund shares sold	75,953,114
Investments sold	12,045,809
Investments sold on an extended-settlement basis	—
Interest	1,416,210
Reimbursement from investment adviser	11,625
Unrealized gain on forward foreign currency exchange contracts	—
Unrealized gain on swap contracts	—
Collateral on certain derivative contracts(a)(b)	—
Upfront payments made on swap contracts	—
Variation margin on certain derivative contracts	—
Other assets	10,571
Total assets	466,507,168

Liabilities:
Due to custodian	—
Payables:
Investments purchased on an extended — settlement basis	4,950,000
Variation margin on certain derivative contracts	35,153
Fund shares redeemed	599,820
Due to broker	—
Amounts owed to affiliates	110,967
Income distribution	15,524
Investments purchased	—
Collateral on certain derivative contracts	—
Forward sale contracts, at value (proceeds received $0, $29,913,047, $0, $0, $10,732,188 and $0, respectively)	—
Unrealized loss on swap contracts	—
Unrealized loss on forward foreign currency exchange contracts	—
Due to broker — upfront payment	—
Upfront payments received on swap contracts	—
Accrued expenses and other liabilities	120,221
Total liabilities	5,831,685

Net Assets:
Paid-in capital	478,353,718
Undistributed (distributions in excess of) net investment income	542,695
Accumulated net realized loss	(18,188,074)
Net unrealized gain (loss)	(32,856)
NET ASSETS	$460,675,483
Net Assets:
Class A	$45,504,329
Class B	143,585
Class C	—
Institutional	414,175,119
Administration	212,402
Service	—
Class IR	640,048
Class R	—
Total Net Assets	$460,675,483
Shares Outstanding $0.001 par value (unlimited shares authorized):
Class A	4,811,366
Class B	15,204
Class C	—
Institutional	43,834,529
Administration	22,412
Service	—
Class IR	67,782
Class R	—
Net asset value, offering and redemption price per share:(c)
Class A	$9.46
Class B	9.44
Class C	—
Institutional	9.45
Administration	9.48
Service	—
Class IR	9.44
Class R	—

(a)	Segregated for initial margin on swap transactions of $1,587,907, $770,178, $224,030, $11,746,923 and $686,637 for the Government Income, High Quality Floating Rate, Inflation Protected Securities, Short Duration Government, and Short Duration Income Funds, respectively.
(b)	Includes segregated cash of $390,000 for Short Duration Income Fund relating to initial margin requirements on futures transactions.
(c)	Maximum public offering price per share for Class A shares of the Enhanced Income, Government Income, High Quality Floating Rate, Inflation Protected Securities, Short Duration Government, and Short Duration Income Fund is $9.60, $15.24, $8.91, $10.90, $10.35 and $10.25, respectively. At redemption, Class B and Class C shares may be subject to a contingent deferred sales charge, assessed on the amount equal to the lesser of the current net asset value or the original purchase price of the shares.

76	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SHORT DURATION AND GOVERNMENT FIXED INCOME FUNDS

Government Income Fund	High Quality Floating Rate Fund	Inflation Protected Securities Fund	Short Duration Government Fund	Short Duration Income Fund

$698,281,325	$210,314,347	$232,292,806	$1,391,946,257	$107,967,643
60,300,000	57,700,000	—	63,300,000	—
—	20,861	2,786,116	—	—
—	—	—	—	61,983

545,459	658,110	2,154,368	1,235,605	200,067
3,956,949	470,168	2,106,483	648,159	73,116
138,852,558	—	—	15,298,082	—
2,015,478	280,802	675,915	5,485,131	629,211
60,751	38,420	22,318	45,414	49,253
—	—	—	—	79,465
—	—	—	—	47,799
1,587,907	770,178	224,030	11,746,923	1,076,637
—	—	—	—	22,637
101,074	18,955	25,535	233,350	11,002
32,019	15,970	13,244	43,406	7,313
905,733,520	270,287,811	240,300,815	1,489,982,327	110,226,126

39,691	31	—	325,558	76,209

193,808,555	3,412,363	—	4,184,688	1,394,502
—	6,741	—	123,623	7,123
5,033,345	514,055	487,017	56,353,941	385,158
—	40,392	—	—	—
412,051	94,885	72,483	696,460	38,591
165,188	9,112	—	96,114	—
—	—	—	—	203,204
2,570,453	2,480,070	650,009	8,385,091	1,279,736
30,523,283	—	—	10,850,625	—
730,388	442,750	231,945	3,579,904	419,110
—	—	—	—	152,091
72,721	53,885	26,378	51	—
—	—	—	—	152,250
224,623	133,270	105,315	276,846	153,153
233,580,298	7,187,554	1,573,147	84,872,901	4,261,127

679,970,634	295,639,354	252,779,125	1,398,631,896	105,938,874
46,069	(732,022)	(656,916)	4,856,768	238,689
(15,024,666)	(32,271,043)	(9,381,419)	(15,657,761)	(463,970)
7,161,185	463,968	(4,013,122)	17,278,523	251,406
$672,153,222	$263,100,257	$238,727,668	$1,405,109,426	$105,964,999

$222,192,452	$64,263,427	$38,867,236	$315,203,591	$1,582,805
5,861,256	—	—	125,312	—
18,246,186	—	12,561,491	57,148,221	432,963
342,756,157	196,986,172	181,998,355	969,670,937	103,808,711
—	—	—	—	—
57,345,665	242,114	—	44,589,094	—
3,828,762	1,608,544	1,972,879	18,372,271	130,231
21,922,744	—	3,327,707	—	10,289
$672,153,222	$263,100,257	$238,727,668	$1,405,109,426	$105,964,999

15,145,621	7,322,807	3,705,619	30,928,399	156,674
399,514	—	—	12,338	—
1,243,755	—	1,195,792	5,644,658	42,848
23,403,762	22,452,963	17,274,396	95,450,690	10,262,457
—	—	—	—	—
3,919,248	27,456	—	4,395,056	—
261,176	183,646	187,891	1,801,208	12,879
1,496,160	—	316,731	—	1,017

$14.67	$8.78	$10.49	$10.19	$10.10
14.67	—	—	10.16	—
14.67	—	10.50	10.12	10.10
14.65	8.77	10.54	10.16	10.12
—	—	—	—	—
14.63	8.82	—	10.15	—
14.66	8.76	10.50	10.20	10.11
14.65	—	10.51	—	10.11

The accompanying notes are an integral part of these financial statements.	77

GOLDMAN SACHS SHORT DURATION AND GOVERNMENT FIXED INCOME FUNDS

Statements of Operations

For the Six Months Ended September 30, 2013 (Unaudited)

Enhanced Income Fund
Investment income:
Interest	$2,311,819

Expenses:
Management fees	470,671
Transfer Agent fees(a)	101,218
Distribution and Service fees(a)	71,533
Registration fees	69,996
Custody, accounting and administrative services	67,452
Professional fees	52,115
Printing and mailing costs	21,831
Trustee fees	10,056
Shareholder meeting expense	885
Administration share fees	264
Service Share fees — Shareholder Administration Plan	—
Service Share fees — Service Plan	—
Other	6,915
Total expenses	872,936
Less — expense reductions	(108,094)
Net expenses	764,842
NET INVESTMENT INCOME	1,546,977

Realized and unrealized gain (loss):
Net realized gain (loss) from:
Investments	405,531
Futures contracts	893,291
Swap contracts	15,300
Forward foreign currency exchange contracts	—
Foreign currency transactions	—
Net change in unrealized gain (loss) on:
Investments	(2,154,410)
Futures	(480,302)
Swap contracts	(13,923)
Forward foreign currency exchange contracts	—
Foreign currency transactions	—
Net realized and unrealized loss	(1,334,513)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$212,464

(a)	Class specific Distribution and Service, and Transfer Agent fees were as follows:

	Distribution and Service Fees				Transfer Agent Fees
Fund	Class A	Class B	Class C	Class R	Class A	Class B	Class C	Institutional	Administration	Service	Class IR	Class R
Enhanced Income	$70,602	$931	$—	$—	$36,712	$121	$—	$63,749	$42	$—	$594	$—
Government Income	315,682	35,489	106,675	54,230	164,154	4,614	13,868	69,433	—	13,581	1,453	14,100
High Quality Floating Rate	69,525	—	—	—	36,153	—	—	30,609	—	36	855	—
Inflation Protected Securities	66,117	—	77,346	6,905	34,381	—	10,055	48,724	—	—	1,760	1,795
Short Duration Government	460,668	764	313,298	—	239,547	100	40,729	209,967	—	9,980	13,316	—
Short Duration Income	1,480	—	1,869	25	770	—	243	17,618	—	—	57	7

78	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SHORT DURATION AND GOVERNMENT FIXED INCOME FUNDS

Government Income Fund	High Quality Floating Rate Fund	Inflation Protected Securities Fund	Short Duration Government Fund	Short Duration Income Fund

$5,506,835	$1,120,147	$3,458,165	$10,891,440	$848,998

1,943,933	420,322	523,797	3,741,717	179,495
281,203	67,653	96,715	513,639	18,695
512,076	69,525	150,368	774,730	3,374
61,539	37,971	47,801	51,436	24,137
140,961	79,481	36,907	130,346	109,636
55,700	53,433	46,825	55,506	62,553
83,996	17,331	26,715	62,482	15,035
10,084	9,837	9,400	11,619	9,027
2,566	1,110	1,023	3,628	548
—	—	—	—	—
84,879	228	—	62,378	—
84,879	228	—	62,378	—
12,904	6,410	6,958	33,565	7,709
3,274,720	763,529	946,509	5,503,424	430,209
(396,691)	(258,676)	(310,785)	(806,028)	(221,842)
2,878,029	504,853	635,724	4,697,396	208,367
2,628,806	615,294	2,822,441	6,194,044	640,631

(6,551,638)	102,216	(5,802,996)	(3,903,316)	(87,135)
(3,082,139)	166,882	218,884	(4,430,216)	(603,386)
1,805,617	829,131	79,839	7,767,474	345,720
—	—	—	—	(144,020)
—	—	—	—	46,352

(8,194,573)	(628,944)	(19,687,364)	(12,401,097)	(57,725)
1,014,312	(34,937)	168,897	2,871,585	82,815
(656,001)	(700,072)	(308,038)	2,967,457	(129,127)
—	—	—	—	(30,395)
—	—	—	—	1,699
(15,664,422)	(265,724)	(25,330,778)	(7,128,113)	(575,202)
$(13,035,616)	$349,570	$(22,508,337)	$(934,069)	$65,429

The accompanying notes are an integral part of these financial statements.	79

GOLDMAN SACHS SHORT DURATION AND GOVERNMENT FIXED INCOME FUNDS

Statements of Changes in Net Assets

	Enhanced Income Fund
	For the Six Months Ended September 30, 2013 (Unaudited)	For the Fiscal Year Ended March 31, 2013
From operations:
Net investment income	$1,546,977	$4,536,483
Net realized gain (loss)	1,314,122	(315,368)
Net change in unrealized gain (loss)	(2,648,635)	622,390
Net increase (decrease) in net assets resulting from operations	212,464	4,843,505

Distributions to shareholders:
From net investment income
Class A Shares	(149,297)	(659,516)
Class B Shares	(40)	(241)
Class C Shares	—	—
Institutional Shares	(1,404,402)	(3,841,709)
Service Shares	—	—
Administration Shares	(674)	(8,655)
Class IR Shares	(3,931)	(16,557)
Class R Shares	—	—
From net realized gains
Class A Shares	—	—
Class B Shares	—	—
Class C Shares	—	—
Institutional Shares	—	—
Service Shares	—	—
Class IR Shares	—	—
Class R Shares	—	—
Total distributions to shareholders	(1,558,344)	(4,526,678)

From share transactions:
Proceeds from sales of shares	260,443,768	416,088,197
Reinvestment of distributions	1,429,886	4,179,680
Cost of shares redeemed	(148,416,068)	(582,106,180)
Net increase (decrease) in net assets resulting from share transactions	113,457,586	(161,838,303)
TOTAL INCREASE (DECREASE)	112,111,706	(161,521,476)

Net assets:
Beginning of period	348,563,777	510,085,253
End of period	$460,675,483	$348,563,777
Undistributed (distributions in excess of) net investment income	$542,695	$554,062

80	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SHORT DURATION AND GOVERNMENT FIXED INCOME FUNDS

Government Income Fund		High Quality Floating Rate Fund
For the Six Months Ended September 30, 2013 (Unaudited)	For the Fiscal Year Ended March 31, 2013	For the Six Months Ended September 30, 2013 (Unaudited)	For the Fiscal Year Ended March 31, 2013

$2,628,806	$5,895,105	$615,294	$1,624,079
(7,828,160)	13,751,242	1,098,229	(237,647)
(7,836,262)	(1,272,660)	(1,363,953)	185,816
(13,035,616)	18,373,687	349,570	1,572,248

(1,043,318)	(3,951,301)	(79,845)	(252,506)
(5,339)	(39,169)	—	—
(16,485)	(109,397)	—	—
(2,052,360)	(4,251,606)	(478,788)	(1,116,989)
—	—	—	—
(222,537)	(804,219)	(120)	(609)
(13,652)	(24,532)	(3,492)	(8,298)
(64,023)	(187,427)	—	—

—	(11,813,397)	—	—
—	(346,922)	—	—
—	(1,035,988)	—	—
—	(11,748,028)	—	—
—	(2,869,795)	—	—
—	(56,494)	—	—
—	(805,220)	—	—
(3,417,714)	(38,043,495)	(562,245)	(1,378,402)

99,416,742	376,886,051	154,609,736	171,490,042
2,698,965	31,562,575	471,279	1,094,509
(183,115,525)	(412,964,050)	(98,516,076)	(265,924,081)
(80,999,818)	(4,515,424)	56,564,939	(93,339,530)
(97,453,148)	(24,185,232)	56,352,264	(93,145,684)

769,606,370	793,791,602	206,747,993	299,893,677
$672,153,222	$769,606,370	$263,100,257	$206,747,993
$46,069	$834,977	$(732,022)	$(785,071)

The accompanying notes are an integral part of these financial statements.	81

GOLDMAN SACHS SHORT DURATION AND GOVERNMENT FIXED INCOME FUNDS

Statements of Changes in Net Assets (continued)

	Inflation Protected Securities Fund
	For the Six Months Ended September 30, 2013 (Unaudited)	For the Fiscal Year Ended March 31, 2013
From operations:
Net investment income	$2,822,441	$1,387,246
Net realized gain (loss)	(5,504,273)	10,995,745
Net change in unrealized gain (loss)	(19,826,505)	3,960,268
Net increase (decrease) in net assets resulting from operations	(22,508,337)	16,343,259

Distributions to shareholders:
From net investment income
Class A Shares	(239,528)	(1,617,545)
Class B Shares	—	—
Class C Shares	(37,228)	(145,809)
Institutional Shares	(1,307,170)	(3,148,523)
Service Shares	—	—
Class IR Shares	(14,927)	(56,321)
Class R Shares	(7,749)	(20,195)
From net realized gains
Class A Shares	—	(3,281,231)
Class B Shares	—	—
Class C Shares	—	(685,234)
Institutional Shares	—	(5,870,916)
Service Shares	—	—
Class IR Shares	—	(127,500)
Class R Shares	—	(58,032)
Total distributions to shareholders	(1,606,602)	(15,011,306)

From share transactions:
Proceeds from sales of shares	70,224,487	226,327,931
Reinvestment of distributions	1,352,794	13,178,995
Cost of shares redeemed	(183,458,134)	(174,440,829)
Net increase (decrease) in net assets resulting from share transactions	(111,880,853)	65,066,097
TOTAL INCREASE (DECREASE)	(135,995,792)	66,398,050

Net assets:
Beginning of period	374,723,460	308,325,410
End of period	$238,727,668	$374,723,460
Undistributed (distributions in excess of) net investment income	$(656,916)	$(1,872,755)

82	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SHORT DURATION AND GOVERNMENT FIXED INCOME FUNDS

Short Duration Government Fund		Short Duration Income Fund
For the Six Months Ended September 30, 2013 (Unaudited)	For the Fiscal Year Ended March 31, 2013	For the Six Months Ended September 30, 2013 (Unaudited)	For the Fiscal Year Ended March 31, 2013

$6,194,044	$12,148,893	$640,631	$571,721
(566,058)	(10,477,414)	(442,469)	507,148
(6,562,055)	9,417,350	(132,733)	402,677
(934,069)	11,088,829	65,429	1,481,546

(1,304,972)	(3,867,009)	(6,355)	(152,273)
(119)	(357)	—	—
(93,998)	(174,310)	(1,253)	(1,385)
(5,459,567)	(10,833,666)	(620,912)	(514,472)
(133,709)	(262,787)	—	—
(97,545)	(248,203)	(632)	(1,135)
—	—	(43)	(96)

—	(1,928,105)	—	(53,555)
—	(1,145)	—	—
—	(242,333)	—	(1,092)
—	(3,462,046)	—	(142,628)
—	(179,480)	—	—
—	(89,724)	—	(489)
—	—	—	(32)
(7,089,910)	(21,289,165)	(629,195)	(867,157)

316,345,278	838,467,480	69,912,723	106,824,219
6,435,435	19,223,598	629,015	858,669
(662,331,697)	(1,369,737,883)	(43,915,606)	(41,294,010)
(339,550,984)	(512,046,805)	26,626,132	66,388,878
(347,574,963)	(522,247,141)	26,062,366	67,003,267

1,752,684,389	2,274,931,530	79,902,633	12,899,366
$1,405,109,426	$1,752,684,389	$105,964,999	$79,902,633
$4,856,768	$5,752,634	$238,689	$227,253

The accompanying notes are an integral part of these financial statements.	83

GOLDMAN SACHS ENHANCED INCOME FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Period

		Income (loss) from investment operations
Year - Share Class	Net asset value, beginning of period	Net investment income(a)		Net realized and unrealized gain (loss)	Total from investment operations	Distributions to shareholders from net investment income
FOR THE SIX MONTHS ENDED SEPTEMBER 30, (UNAUDITED)
2013 - A	$9.49	$0.02		$(0.02)	$— (d)	$(0.03)
2013 - B	9.48	—	(d)	(0.04)	(0.04)	— (d)
2013 - Institutional	9.48	0.04		(0.03)	0.01	(0.04)
2013 - Administration	9.51	0.03		(0.03)	— (d)	(0.03)
2013 - IR	9.48	0.04		(0.04)	— (d)	(0.04)

FOR THE FISCAL YEARS ENDED MARCH 31,
2013 - A	9.49	0.07		— (d)	0.07	(0.07)
2013 - B	9.47	0.01		0.01	0.02	(0.01)
2013 - Institutional	9.47	0.10		0.01	0.11	(0.10)
2013 - Administration	9.51	0.08		(0.01)	0.07	(0.07)
2013 - IR	9.47	0.09		0.01	0.10	(0.09)
2012 - A	9.60	0.09		(0.11)	(0.02)	(0.09)
2012 - B	9.58	0.02		(0.11)	(0.09)	(0.02)
2012 - Institutional	9.59	0.12		(0.11)	0.01	(0.13)
2012 - Administration	9.62	0.10		(0.11)	(0.01)	(0.10)
2012 - IR	9.58	0.11		(0.10)	0.01	(0.12)
2011 - A	9.67	0.10		(0.07)	0.03	(0.10)
2011 - B	9.66	0.03		(0.08)	(0.05)	(0.03)
2011 - Institutional	9.66	0.13		(0.07)	0.06	(0.13)
2011 - Administration	9.69	0.11		(0.07)	0.04	(0.11)
2011 - IR (Commenced July 30, 2010)	9.62	0.09		(0.04)	0.05	(0.09)
2010 - A	9.51	0.12		0.19	0.31	(0.15)
2010 - B	9.50	0.07		0.17	0.24	(0.08)
2010 - Institutional	9.50	0.16		0.18	0.34	(0.18)
2010 - Administration	9.53	0.14		0.18	0.32	(0.16)
2009 - A	9.67	0.28		(0.12)	0.16	(0.32)
2009 - B	9.65	0.21		(0.11)	0.10	(0.25)
2009 - Institutional	9.66	0.31		(0.11)	0.20	(0.36)
2009 - Administration	9.68	0.29		(0.11)	0.18	(0.33)

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
(d)	Amount is less than $0.005 per share.
(e)	Annualized.

84	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ENHANCED INCOME FUND

Net asset value, end of period	Total return(b)	Net assets, end of period (in 000s)	Ratio of net expenses to average net assets		Ratio of total expenses to average net assets		Ratio of net investment income to average net assets		Portfolio turnover rate(c)

$9.46	(0.04)%	$45,504	0.69	%(e)	0.75	%(e)	0.52	%(e)	23%
9.44	(0.40)	144	1.21	(e)	1.50	(e)	0.04	(e)	23
9.45	0.13	414,175	0.35	(e)	0.41	(e)	0.88	(e)	23
9.48	—	212	0.60	(e)	0.66	(e)	0.63	(e)	23
9.44	(0.02)	640	0.45	(e)	0.50	(e)	0.86	(e)	23

9.49	0.69	50,859	0.68		0.70		0.70		98
9.48	0.17	200	1.32		1.45		0.08		98
9.48	1.14	295,940	0.34		0.36		1.04		98
9.51	0.79	220	0.59		0.61		0.83		98
9.48	1.05	1,345	0.43		0.45		0.96		98
9.49	(0.19)	110,136	0.64		0.69		0.94		86
9.47	(0.93)	476	1.39		1.44		0.19		86
9.47	0.05	395,751	0.30		0.35		1.28		86
9.51	(0.09)	1,682	0.55		0.60		1.03		86
9.47	0.06	2,040	0.39		0.44		1.17		86
9.60	0.29	225,355	0.63		0.68		1.01		71
9.58	(0.56)	929	1.38		1.43		0.26		71
9.59	0.63	578,458	0.29		0.34		1.35		71
9.62	0.38	2,779	0.54		0.59		1.11		71
9.58	0.53	1	0.38	(e)	0.43	(e)	1.39	(e)	71
9.67	3.26	371,906	0.63		0.68		1.25		66
9.66	2.49	1,393	1.38		1.43		0.75		66
9.66	3.62	847,623	0.29		0.34		1.64		66
9.69	3.35	2,814	0.54		0.59		1.45		66
9.51	1.73	48,001	0.59		0.78		2.94		180
9.50	1.08	2,218	1.34		1.53		2.21		180
9.50	2.07	222,638	0.25		0.44		3.30		180
9.53	1.92	295	0.50		0.69		3.04		180

The accompanying notes are an integral part of these financial statements.	85

GOLDMAN SACHS GOVERNMENT INCOME FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Period

		Income (loss) from investment operations			Distributions to shareholders
Year - Share Class	Net asset value, beginning of period	Net investment income (loss)(a)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	Total distributions
FOR THE SIX MONTHS ENDED SEPTEMBER 30, (UNAUDITED)
2013 - A	$15.00	$0.04	$(0.31)	$(0.27)	$(0.06)	$—	$(0.06)
2013 - B	15.00	(0.01)	(0.31)	(0.32)	(0.01)	—	(0.01)
2013 - C	15.00	(0.01)	(0.31)	(0.32)	(0.01)	—	(0.01)
2013 - Institutional	14.97	0.07	(0.30)	(0.23)	(0.09)	—	(0.09)
2013 - Service	14.96	0.03	(0.31)	(0.28)	(0.05)	—	(0.05)
2013 - IR	14.99	0.08	(0.33)	(0.25)	(0.08)	—	(0.08)
2013 - R	14.98	0.03	(0.32)	(0.29)	(0.04)	—	(0.04)

FOR THE FISCAL YEARS ENDED MARCH 31,
2013 - A	15.37	0.11	0.24	0.35	(0.17)	(0.55)	(0.72)
2013 - B	15.37	(0.01)	0.24	0.23	(0.05)	(0.55)	(0.60)
2013 - C	15.37	(0.01)	0.24	0.23	(0.05)	(0.55)	(0.60)
2013 - Institutional	15.34	0.15	0.25	0.40	(0.22)	(0.55)	(0.77)
2013 - Service	15.33	0.08	0.24	0.32	(0.14)	(0.55)	(0.69)
2013 - IR	15.36	0.14	0.25	0.39	(0.21)	(0.55)	(0.76)
2013 - R	15.35	0.06	0.25	0.31	(0.13)	(0.55)	(0.68)
2012 - A	14.95	0.18	0.76	0.94	(0.18)	(0.34)	(0.52)
2012 - B	14.95	0.06	0.77	0.83	(0.07)	(0.34)	(0.41)
2012 - C	14.95	0.06	0.77	0.83	(0.07)	(0.34)	(0.41)
2012 - Institutional	14.92	0.23	0.77	1.00	(0.24)	(0.34)	(0.58)
2012 - Service	14.91	0.15	0.77	0.92	(0.16)	(0.34)	(0.50)
2012 - IR	14.94	0.21	0.77	0.98	(0.22)	(0.34)	(0.56)
2012 - R	14.93	0.13	0.78	0.91	(0.15)	(0.34)	(0.49)
2011 - A	15.18	0.24	0.30	0.54	(0.23)	(0.54)	(0.77)
2011 - B	15.18	0.12	0.31	0.43	(0.12)	(0.54)	(0.66)
2011 - C	15.18	0.12	0.31	0.43	(0.12)	(0.54)	(0.66)
2011 - Institutional	15.16	0.29	0.30	0.59	(0.29)	(0.54)	(0.83)
2011 - Service	15.15	0.21	0.30	0.51	(0.21)	(0.54)	(0.75)
2011 - IR	15.18	0.27	0.30	0.57	(0.27)	(0.54)	(0.81)
2011 - R	15.17	0.19	0.31	0.50	(0.20)	(0.54)	(0.74)
2010 - A	15.14	0.42	0.25	0.67	(0.39)	(0.24)	(0.63)
2010 - B	15.14	0.31	0.24	0.55	(0.27)	(0.24)	(0.51)
2010 - C	15.14	0.30	0.25	0.55	(0.27)	(0.24)	(0.51)
2010 - Institutional	15.12	0.47	0.25	0.72	(0.44)	(0.24)	(0.68)
2010 - Service	15.11	0.39	0.25	0.64	(0.36)	(0.24)	(0.60)
2010 - IR	15.14	0.41	0.30	0.71	(0.43)	(0.24)	(0.67)
2010 - R	15.14	0.33	0.30	0.63	(0.36)	(0.24)	(0.60)
2009 - A	15.07	0.57	0.16	0.73	(0.60)	(0.06)	(0.66)
2009 - B	15.07	0.46	0.15	0.61	(0.48)	(0.06)	(0.54)
2009 - C	15.07	0.46	0.15	0.61	(0.48)	(0.06)	(0.54)
2009 - Institutional	15.05	0.62	0.16	0.78	(0.65)	(0.06)	(0.71)
2009 - Service	15.04	0.54	0.16	0.70	(0.57)	(0.06)	(0.63)
2009 - IR	15.08	0.60	0.15	0.75	(0.63)	(0.06)	(0.69)
2009 - R	15.08	0.52	0.17	0.69	(0.57)	(0.06)	(0.63)

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
(d)	Annualized.

86	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GOVERNMENT INCOME FUND

Net asset value, end of period	Total return(b)	Net assets, end of period (in 000s)	Ratio of net expenses to average net assets		Ratio of total expenses to average net assets		Ratio of net investment income (loss) to average net assets		Portfolio turnover rate(c)

$14.67	(1.79)%	$222,192	0.92	%(d)	1.02	%(d)	0.60	%(d)	376%
14.67	(2.12)	5,861	1.59	(d)	1.77	(d)	(0.08	)(d)	376
14.67	(2.12)	18,246	1.59	(d)	1.77	(d)	(0.07	)(d)	376
14.65	(1.56)	342,756	0.58	(d)	0.68	(d)	0.97	(d)	376
14.63	(1.87)	57,346	1.08	(d)	1.18	(d)	0.43	(d)	376
14.66	(1.66)	3,829	0.67	(d)	0.77	(d)	1.03	(d)	376
14.65	(1.91)	21,923	1.17	(d)	1.27	(d)	0.38	(d)	376

15.00	2.26	285,955	0.91		1.00		0.69		943
15.00	1.50	8,180	1.66		1.75		(0.05)		943
15.00	1.50	25,655	1.66		1.75		(0.06)		943
14.97	2.61	346,782	0.57		0.66		0.97		943
14.96	2.07	79,620	1.07		1.16		0.51		943
14.99	2.51	1,509	0.67		0.75		0.93		943
14.98	2.00	21,907	1.16		1.25		0.41		943
15.37	6.32	396,439	0.92		1.00		1.14		763
15.37	5.53	12,109	1.67		1.75		0.39		763
15.37	5.53	32,148	1.67		1.75		0.38		763
15.34	6.69	241,382	0.58		0.66		1.48		763
15.33	6.17	89,677	1.08		1.16		0.97		763
15.36	6.59	1,669	0.67		0.75		1.35		763
15.35	6.07	20,368	1.17		1.25		0.87		763
14.95	3.63	442,915	0.92		0.99		1.53		545
14.95	2.86	17,358	1.67		1.74		0.79		545
14.95	2.86	33,279	1.67		1.74		0.78		545
14.92	3.92	266,217	0.58		0.65		1.86		545
14.91	3.40	98,072	1.08		1.15		1.36		545
14.94	3.89	663	0.67		0.74		1.74		545
14.93	3.31	13,913	1.17		1.24		1.24		545
15.18	4.48	513,457	0.92		1.00		2.74		366
15.18	3.70	29,438	1.67		1.75		2.02		366
15.18	3.68	39,255	1.67		1.75		1.99		366
15.16	4.84	253,997	0.58		0.66		3.06		366
15.15	4.32	100,242	1.08		1.16		2.56		366
15.18	4.67	239	0.67		0.75		2.68		366
15.17	4.22	5,106	1.17		1.25		2.21		366
15.14	5.00	574,520	0.92		0.98		3.84		386
15.14	4.22	45,916	1.67		1.73		3.10		386
15.14	4.19	42,004	1.67		1.73		3.07		386
15.12	5.37	245,475	0.58		0.64		4.21		386
15.11	4.85	90,132	1.08		1.14		3.66		386
15.14	5.19	11	0.67		0.73		4.06		386
15.14	4.85	43	1.17		1.23		3.55		386

The accompanying notes are an integral part of these financial statements.	87

GOLDMAN SACHS HIGH QUALITY FLOATING RATE FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Period

		Income (loss) from investment operations
Year - Share Class	Net asset value, beginning of period	Net investment income(a)	Net realized and unrealized gain (loss)	Total from investment operations	Distributions to shareholders from net investment income
FOR THE SIX MONTHS ENDED SEPTEMBER 30, (UNAUDITED)
2013 - A	$8.78	$0.01	$— (d)	$0.01	$(0.01)
2013 - Institutional	8.78	0.03	(0.01)	0.02	(0.03)
2013 - Service	8.83	0.01	(0.01)	—	(0.01)
2013 - IR	8.77	0.03	(0.02)	0.01	(0.02)

FOR THE FISCAL YEARS ENDED MARCH 31,
2013 - A	8.77	0.04	— (d)	0.04	(0.03)
2013 - Institutional	8.77	0.07	— (d)	0.07	(0.06)
2013 - Service	8.81	0.03	0.01	0.04	(0.02)
2013 - IR	8.76	0.05	0.01	0.06	(0.05)
2012 - A	8.81	0.05	(0.07)	(0.02)	(0.02)
2012 - Institutional	8.82	0.08	(0.08)	—	(0.05)
2012 - Service	8.86	0.04	(0.08)	(0.04)	(0.01)
2012 - IR	8.81	0.07	(0.08)	(0.01)	(0.04)
2011 - A	8.86	0.06	(0.06)	—	(0.05	)(f)
2011 - Institutional	8.86	0.09	(0.05)	0.04	(0.08	)(f)
2011 - Service	8.90	0.04	(0.04)	—	(0.04	)(f)
2011 - IR	8.85	0.08	(0.05)	0.03	(0.07	)(f)
2010 - A	8.77	0.10	0.16	0.26	(0.17	)(f)
2010 - Institutional	8.77	0.13	0.16	0.29	(0.20	)(f)
2010 - Service	8.81	0.11	0.13	0.24	(0.15	)(f)
2010 - IR	8.76	0.10	0.18	0.28	(0.19	)(f)
2009 - A	9.14	0.30	(0.32)	(0.02)	(0.35)
2009 - Institutional	9.14	0.34	(0.33)	0.01	(0.38)
2009 - Service	9.18	0.29	(0.33)	(0.04)	(0.33)
2009 - IR	9.14	0.34	(0.35)	(0.01)	(0.37)

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
(d)	Amount is less than $0.005 per share.
(e)	Annualized.
(f)	Includes a return of capital amounting to less than $0.005 per share.

88	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH QUALITY FLOATING RATE FUND

Net asset value, end of period	Total return(b)	Net assets, end of period (in 000s)	Ratio of net expenses to average net assets		Ratio of total expenses to average net assets		Ratio of net investment income to average net assets		Portfolio turnover rate(c)

$8.78	0.15%	$64,263	0.73	%(e)	0.98	%(e)	0.34	%(e)	66%
8.77	0.21	196,986	0.39	(e)	0.64	(e)	0.68	(e)	66
8.82	(0.04)	242	0.88	(e)	1.13	(e)	0.18	(e)	66
8.76	0.16	1,609	0.48	(e)	0.72	(e)	0.57	(e)	66

8.78	0.44	47,438	0.74		0.96		0.44		286
8.78	0.78	158,132	0.40		0.62		0.79		286
8.83	0.41	160	0.89		1.12		0.38		286
8.77	0.69	1,018	0.49		0.71		0.63		286
8.77	(0.21)	85,905	0.75		0.90		0.53		178
8.77	0.01	212,611	0.41		0.56		0.87		178
8.81	(0.44)	448	0.86		1.06		0.41		178
8.76	(0.08)	930	0.50		0.65		0.79		178
8.81	0.00	118,804	0.82		0.87		0.65		175
8.82	0.45	293,924	0.48		0.53		1.00		175
8.86	(0.05)	924	0.98		1.03		0.49		175
8.81	0.36	1,151	0.57		0.62		0.93		175
8.86	2.96	303,400	0.83		0.87		1.14		111
8.86	3.31	487,133	0.49		0.53		1.45		111
8.90	2.78	2,702	0.99		1.03		1.29		111
8.85	3.22	451	0.58		0.62		1.19		111
8.77	(0.26)	97,936	0.83		0.90		3.39		163
8.77	0.07	141,806	0.49		0.56		3.74		163
8.81	(0.42)	2,919	0.99		1.06		3.22		163
8.76	(0.13)	10	0.58		0.65		3.81		163

The accompanying notes are an integral part of these financial statements.	89

GOLDMAN SACHS INFLATION PROTECTED SECURITIES FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Period

		Income (loss) from investment operations				Distributions to shareholders
Year - Share Class	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From capital	Total distributions
FOR THE SIX MONTHS ENDED SEPTEMBER 30, (UNAUDITED)
2013 - A	$11.24	$0.09	(c)	$(0.80)	$(0.71)	$(0.04)	$—	$—	$(0.04)
2013 - C	11.28	0.05	(c)	(0.81)	(0.76)	(0.02)	—	—	(0.02)
2013 - Institutional	11.28	0.10	(c)	(0.79)	(0.69)	(0.05)	—	—	(0.05)
2013 - IR	11.25	0.10	(c)	(0.80)	(0.70)	(0.05)	—	—	(0.05)
2013 - R	11.27	0.05	(c)	(0.77)	(0.72)	(0.04)	—	—	(0.04)

FOR THE FISCAL YEARS ENDED MARCH 31,
2013 - A	11.16	0.04	(c)	0.56	0.60	(0.16)	(0.36)	—	(0.52)
2013 - C	11.20	(0.03	)(c)	0.55	0.52	(0.08)	(0.36)	—	(0.44)
2013 - Institutional	11.20	0.06	(c)	0.58	0.64	(0.20)	(0.36)	—	(0.56)
2013 - IR	11.17	0.03	(c)	0.60	0.63	(0.19)	(0.36)	—	(0.55)
2013 - R	11.19	—	(c)(e)	0.57	0.57	(0.13)	(0.36)	—	(0.49)
2012 - A	10.95	0.19	(c)	1.11	1.30	(0.30)	(0.79)	—	(1.09)
2012 - C	10.99	0.13	(c)	1.09	1.22	(0.22)	(0.79)	—	(1.01)
2012 - Institutional	10.99	0.23	(c)	1.11	1.34	(0.34)	(0.79)	—	(1.13)
2012 - IR	10.97	0.02	(c)	1.30	1.32	(0.33)	(0.79)	—	(1.12)
2012 - R	10.98	0.18	(c)	1.09	1.27	(0.27)	(0.79)	—	(1.06)
2011 - A	10.89	0.19	(c)	0.61	0.80	(0.17)	(0.57)	—	(0.74)
2011 - C	10.93	0.11	(c)	0.61	0.72	(0.09)	(0.57)	—	(0.66)
2011 - Institutional	10.93	0.22	(c)	0.62	0.84	(0.21)	(0.57)	—	(0.78)
2011 - IR	10.91	0.22	(c)	0.61	0.83	(0.20)	(0.57)	—	(0.77)
2011 - R	10.91	0.17	(c)	0.61	0.78	(0.14)	(0.57)	—	(0.71)
2010 - A	10.51	0.31	(c)	0.29	0.60	(0.22)	—	—	(0.22)
2010 - C	10.54	0.21	(c)	0.32	0.53	(0.14)	—	—	(0.14)
2010 - Institutional	10.54	0.33	(c)	0.32	0.65	(0.26)	—	—	(0.26)
2010 - IR	10.53	0.23	(c)	0.40	0.63	(0.25)	—	—	(0.25)
2010 - R	10.53	0.20	(c)	0.37	0.57	(0.19)	—	—	(0.19)
2009 - A	11.07	0.04		(0.35)	(0.31)	(0.09)	(0.02)	(0.14)	(0.25)
2009 - C	11.11	(0.06)		(0.34)	(0.40)	(0.06)	(0.02)	(0.09)	(0.17)
2009 - Institutional	11.11	0.01		(0.29)	(0.28)	(0.11)	(0.02)	(0.16)	(0.29)
2009 - IR	11.09	0.15		(0.43)	(0.28)	(0.11)	(0.02)	(0.15)	(0.28)
2009 - R	11.09	0.11		(0.44)	(0.33)	(0.08)	(0.02)	(0.13)	(0.23)

(a)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(b)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
(c)	Calculated based on the average shares outstanding methodology.
(d)	Annualized.
(e)	Amount is less than $0.005 per share.

90	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INFLATION PROTECTED SECURITIES FUND

Net asset value, end of period	Total return(a)	Net assets, end of period (in 000s)	Ratio of net expenses to average net assets		Ratio of total expenses to average net assets		Ratio of net investment income (loss) to average net assets		Portfolio turnover rate(b)

$10.49	(6.29)%	$38,867	0.62	%(d)	0.82	%(d)	1.72	%(d)	175%
10.50	(6.71)	12,561	1.38	(d)	1.57	(d)	0.85	(d)	175
10.54	(6.09)	181,998	0.29	(d)	0.48	(d)	1.86	(d)	175
10.50	(6.22)	1,973	0.37	(d)	0.57	(d)	1.94	(d)	175
10.51	(6.42)	3,328	0.87	(d)	1.08	(d)	0.86	(d)	175

11.24	5.37	73,665	0.62		0.81		0.39		230
11.28	4.57	19,203	1.38		1.56		(0.29)		230
11.28	5.71	276,216	0.28		0.46		0.53		230
11.25	5.63	3,617	0.37		0.55		0.24		230
11.27	5.10	2,023	0.87		1.05		0.02		230
11.16	11.99	123,135	0.63		0.83		1.63		194
11.20	11.24	24,312	1.28		1.58		1.17		194
11.20	12.34	159,075	0.29		0.49		2.05		194
11.17	12.16	393	0.38		0.58		0.21		194
11.19	11.70	1,411	0.88		1.08		1.61		194
10.95	7.53	79,215	0.67		0.83		1.71		211
10.99	6.72	22,111	1.42		1.58		0.96		211
10.99	7.88	108,491	0.33		0.49		1.99		211
10.97	7.80	116	0.42		0.58		1.93		211
10.98	7.36	1,145	0.92		1.08		1.50		211
10.89	5.76	83,263	0.67		0.91		2.88		82
10.93	5.05	21,962	1.42		1.66		1.91		82
10.93	6.20	133,980	0.33		0.57		3.05		82
10.91	6.01	125	0.42		0.66		2.15		82
10.91	5.49	361	0.92		1.16		1.86		82
10.51	(2.68)	45,855	0.67		1.19		0.41		44
10.54	(3.49)	6,890	1.42		1.94		(0.57)		44
10.54	(2.33)	46,706	0.33		0.85		(0.25)		44
10.53	(2.45)	10	0.42		0.94		1.44		44
10.53	(2.90)	11	0.92		1.44		1.01		44

The accompanying notes are an integral part of these financial statements.	91

GOLDMAN SACHS SHORT DURATION GOVERNMENT FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Period

		Income (loss) from investment operations					Distributions to shareholders
Year - Share Class	Net asset value, beginning of period	Net investment income(a)		Net realized and unrealized gain (loss)		Total from investment operations	From net investment income	From net realized gains	Total distributions
FOR THE SIX MONTHS ENDED SEPTEMBER 30, (UNAUDITED)
2013 - A	$10.24	$0.03		$(0.04)		$(0.01)	$(0.04)	$—	$(0.04)
2013 - B	10.20	—	(e)	(0.03)		(0.03)	(0.01)	—	(0.01)
2013 - C	10.17	0.01		(0.04)		(0.03)	(0.02)	—	(0.02)
2013 - Institutional	10.21	0.05		(0.05)		—	(0.05)	—	(0.05)
2013 - Service	10.20	0.02		(0.04	)(e)	(0.02)	(0.03)	—	(0.03)
2013 - IR	10.25	0.04		(0.04)		—	(0.05)	—	(0.05)

FOR THE FISCAL YEARS ENDED MARCH 31,
2013 - A	10.30	0.04		(0.01)		0.03	(0.06)	(0.03)	(0.09)
2013 - B	10.26	—	(e)	(0.02)		(0.02)	(0.01)	(0.03)	(0.04)
2013 - C	10.23	0.01		(0.02)		(0.01)	(0.02)	(0.03)	(0.05)
2013 - Institutional	10.27	0.08		(0.01)		0.07	(0.10)	(0.03)	(0.13)
2013 - Service	10.25	0.03		—	(e)	0.03	(0.05)	(0.03)	(0.08)
2013 - IR	10.30	0.07		—	(e)	0.07	(0.09)	(0.03)	(0.12)
2012 - A	10.23	0.05		0.06		0.11	(0.04)	— (e)	(0.04)
2012 - B	10.20	0.02		0.04		0.06	— (e)	— (e)	— (e)
2012 - C	10.17	0.02		0.05		0.07	(0.01)	— (e)	(0.01)
2012 - Institutional	10.20	0.09		0.06		0.15	(0.08)	— (e)	(0.08)
2012 - Service	10.19	0.04		0.05		0.09	(0.03)	— (e)	(0.03)
2012 - IR	10.24	0.08		0.05		0.13	(0.07)	— (e)	(0.07)
2011 - A	10.37	0.06		0.06		0.12	(0.06)	(0.20)	(0.26)
2011 - B	10.33	0.01		0.06		0.07	— (e)	(0.20)	(0.20)
2011 - C	10.30	0.01		0.07		0.08	(0.01)	(0.20)	(0.21)
2011 - Institutional	10.33	0.10		0.06		0.16	(0.09)	(0.20)	(0.29)
2011 - Service	10.32	0.05		0.06		0.11	(0.04)	(0.20)	(0.24)
2011 - IR	10.37	0.09		0.06		0.15	(0.08)	(0.20)	(0.28)
2010 - A	10.36	0.16		0.19		0.35	(0.17)	(0.17)	(0.34)
2010 - B	10.32	0.11		0.17		0.28	(0.10)	(0.17)	(0.27)
2010 - C	10.30	0.08		0.18		0.26	(0.09)	(0.17)	(0.26)
2010 - Institutional	10.33	0.19		0.18		0.37	(0.20)	(0.17)	(0.37)
2010 - Service	10.31	0.14		0.19		0.33	(0.15)	(0.17)	(0.32)
2010 - IR	10.36	0.16		0.21		0.37	(0.19)	(0.17)	(0.36)
2009 - A	10.14	0.27		0.31		0.58	(0.31)	(0.05)	(0.36)
2009 - B	10.10	0.22		0.30		0.52	(0.25)	(0.05)	(0.30)
2009 - C	10.07	0.19		0.33		0.52	(0.24)	(0.05)	(0.29)
2009 - Institutional	10.11	0.31		0.31		0.62	(0.35)	(0.05)	(0.40)
2009 - Service	10.09	0.25		0.32		0.57	(0.30)	(0.05)	(0.35)
2009 - IR	10.14	0.30		0.31		0.61	(0.34)	(0.05)	(0.39)

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
(d)	Annualized.
(e)	Amount is less than $0.005 per share.

92	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SHORT DURATION GOVERNMENT FUND

Net asset value, end of period	Total return(b)	Net assets, end of period (in 000s)	Ratio of net expenses to average net assets		Ratio of total expenses to average net assets		Ratio of net investment income (loss) to average net assets		Portfolio turnover rate(c)

$10.19	(0.14)%	$315,204	0.82	%(d)	0.91	%(d)	0.58	%(d)	115%
10.16	(0.33)	125	1.40	(d)	1.66	(d)	—	(d)(e)	115
10.12	(0.34)	57,148	1.22	(d)	1.66	(d)	0.19	(d)	115
10.16	0.03	969,671	0.48	(d)	0.57	(d)	0.93	(d)	115
10.15	(0.22)	44,589	0.98	(d)	1.07	(d)	0.43	(d)	115
10.20	(0.01)	18,372	0.57	(d)	0.66	(d)	0.83	(d)	115

10.24	0.32	471,348	0.81		0.89		0.42		640
10.20	(0.16)	267	1.28		1.64		(0.04)		640
10.17	(0.06)	69,496	1.19		1.64		0.05		640
10.21	0.66	1,133,613	0.47		0.55		0.77		640
10.20	0.26	53,464	0.97		1.05		0.27		640
10.25	0.67	24,501	0.56		0.64		0.68		640
10.30	1.10	808,034	0.79		0.87		0.53		359
10.26	0.62	491	1.18		1.62		0.15		359
10.23	0.65	95,446	1.15		1.62		0.18		359
10.27	1.45	1,265,479	0.45		0.53		0.87		359
10.25	0.85	69,463	0.95		1.03		0.39		359
10.30	1.25	36,019	0.54		0.62		0.77		359
10.23	1.11	1,013,335	0.82		0.87		0.61		312
10.20	0.69	1,033	1.35		1.62		0.09		312
10.17	0.74	126,533	1.31		1.62		0.12		312
10.20	1.56	1,512,908	0.48		0.53		0.95		312
10.19	1.05	128,073	0.98		1.03		0.45		312
10.24	1.46	9,395	0.57		0.62		0.85		312
10.37	3.38	1,503,139	0.84		0.88		1.53		175
10.33	2.78	3,797	1.44		1.63		1.05		175
10.30	2.53	179,424	1.59		1.63		0.80		175
10.33	3.64	1,921,023	0.50		0.54		1.84		175
10.32	3.23	190,628	1.00		1.04		1.31		175
10.37	3.64	3,366	0.59		0.63		1.54		175
10.36	5.90	933,942	0.86		0.91		2.63		308
10.32	5.29	5,698	1.46		1.66		2.01		308
10.30	5.25	122,944	1.61		1.66		1.84		308
10.33	6.28	850,831	0.52		0.57		3.11		308
10.31	5.76	85,020	1.02		1.07		2.43		308
10.36	6.16	62	0.61		0.66		2.99		308

The accompanying notes are an integral part of these financial statements.	93

GOLDMAN SACHS SHORT DURATION INCOME FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Period

		Income (loss) from investment operations				Distributions to shareholders
Year - Share Class	Net asset value, beginning of period	Net investment income(a)		Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	Total distributions
FOR THE SIX MONTHS ENDED SEPTEMBER 30, (UNAUDITED)
2013 - A	$10.17	$0.06		$(0.07)	$(0.01)	$(0.06)	$—	$(0.06)
2013 - C	10.17	0.04		(0.07)	(0.03)	(0.04)	—	(0.04)
2013 - Institutional	10.18	0.07		(0.06)	0.01	(0.07)	—	(0.07)
2013 - IR	10.18	0.07		(0.07)	—	(0.07)	—	(0.07)
2013 - R	10.18	0.04		(0.07)	(0.03)	(0.04)	—	(0.04)

FOR THE FISCAL YEARS ENDED MARCH 31,
2013 - A	9.96	0.11		0.26	0.37	(0.13)	(0.03)	(0.16)
2013 - C	9.97	0.08		0.24	0.32	(0.09)	(0.03)	(0.12)
2013 - Institutional	9.97	0.14		0.26	0.40	(0.16)	(0.03)	(0.19)
2013 - IR	9.97	0.13		0.26	0.39	(0.15)	(0.03)	(0.18)
2013 - R	9.97	0.08		0.26	0.34	(0.10)	(0.03)	(0.13)

FOR THE PERIOD ENDED MARCH 31,
2012 - A (Commenced February 29, 2012)	10.00	0.01		(0.04)	(0.03)	(0.01)	—	(0.01)
2012 - C (Commenced February 29, 2012)	10.00	—	(e)	(0.03)	(0.03)	— (e)	—	— (e)
2012 - Institutional (Commenced February 29, 2012)	10.00	0.01		(0.03)	(0.02)	(0.01)	—	(0.01)
2012 - IR (Commenced February 29, 2012)	10.00	0.01		(0.03)	(0.02)	(0.01)	—	(0.01)
2012 - R (Commenced February 29, 2012)	10.00	—	(e)	(0.02)	(0.02)	(0.01)	—	(0.01)

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
(d)	Annualized.
(e)	Amount is less than $0.005 per share.

94	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SHORT DURATION INCOME FUND

Net asset value, end of period	Total return(b)	Net assets, end of period (in 000s)	Ratio of net expenses to average net assets		Ratio of total expenses to average net assets		Ratio of net investment income to average net assets		Portfolio turnover rate(c)

$10.10	(0.14)%	$1,583	0.80	%(d)	1.30	%(d)	1.11	%(d)	117%
10.10	(0.34)	433	1.20	(d)	2.05	(d)	0.70	(d)	117
10.12	0.03	103,809	0.46	(d)	0.95	(d)	1.44	(d)	117
10.11	(0.02)	130	0.55	(d)	1.05	(d)	1.41	(d)	117
10.11	(0.27)	10	1.03	(d)	1.52	(d)	0.86	(d)	117

10.17	3.69	870	0.79		1.89		1.05		707
10.17	3.19	174	1.17		1.83		0.75		707
10.18	4.04	78,696	0.45		1.67		1.42		707
10.18	3.94	152	0.54		1.51		1.32		707
10.18	3.40	10	1.06		2.74		0.77		707

9.96	(0.34)	1,747	0.79	(d)	6.26	(d)	0.79	(d)	29
9.97	(0.28)	10	1.19	(d)	7.01	(d)	0.38	(d)	29
9.97	(0.21)	11,122	0.45	(d)	5.92	(d)	1.11	(d)	29
9.97	(0.22)	10	0.54	(d)	6.01	(d)	0.97	(d)	29
9.97	(0.25)	10	1.04	(d)	6.51	(d)	0.50	(d)	29

The accompanying notes are an integral part of these financial statements.	95

GOLDMAN SACHS SHORT DURATION AND GOVERNMENT FIXED INCOME FUNDS

Notes to Financial Statements

September 30, 2013 (Unaudited)

1. ORGANIZATION

Goldman Sachs Trust (the “Trust”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The following table lists those series of the Trust that are included in this report (collectively, the “Funds” or individually a “Fund”), along with their corresponding share classes and respective diversification status under the Act:

Fund	Share Classes Offered*	Diversified/ Non-diversified
Enhanced Income	A, B, Institutional, Administration and IR	Diversified
Government Income	A, B, C, Institutional, Service, IR and R	Diversified
High Quality Floating Rate	A, Institutional, Service and IR	Diversified
Inflation Protected Securities	A, C, Institutional, IR and R	Diversified
Short Duration Government	A, B, C, Institutional, Service and IR	Diversified
Short Duration Income	A, C, Institutional, IR and R	Diversified

*	Class B Shares are generally no longer available for purchase by current or prospective investors.

Class A Shares of the Enhanced Income, Government Income, High Quality Floating Rate, Inflation Protected Securities, Short Duration Government and Short Duration Income Funds are sold with a front-end sales charge of up to 1.50%, 3.75%, 1.50%, 3.75%, 1.50% and 1.50%, respectively. Class B Shares were sold with a contingent deferred sales charge (“CDSC”) that declines from 5.00% to zero, (2.00% to zero for Short Duration Government Fund), depending upon the period of time the shares are held. Class C Shares are sold with a CDSC of 1.00% (0.65% for Short Duration Government and Short Duration Income Funds), which is imposed on redemptions made within 12 months of purchase. Institutional, Administration, Service, Class IR and Class R Shares are not subject to a sales charge.

Goldman Sachs Asset Management, L.P. (“GSAM”), an affiliate of Goldman, Sachs & Co. (“Goldman Sachs”), serves as investment adviser to the Funds pursuant to a management agreement (each, an “Agreement”) with the Trust.

2. SIGNIFICANT ACCOUNTING POLICIES

The financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) and require management to make estimates and assumptions that may affect the reported amounts and disclosures. Actual results may differ from those estimates and assumptions.

A.  Investment Valuation — The Funds’ valuation policy is to value investments at fair value.

B.  Investment Income and Investments — Investment income includes interest income and dividend income, net of any foreign withholding taxes, less any amounts reclaimable. Interest income is accrued daily and adjusted for amortization of premiums and accretion of discounts. Dividend income is recognized on ex-dividend date or, for certain foreign securities, as soon as such information is obtained subsequent to the ex-dividend date. Investment transactions are reflected on trade date. Realized gains and losses are calculated using identified cost. Investment transactions are recorded on the following business day for daily net asset value (“NAV”) calculations. Any foreign capital gains tax is accrued daily based upon net unrealized gains, and is payable upon sale of such investments. Distributions received from the Funds’ investments in U.S. real estate investment trusts (“REITs”) may be characterized as ordinary income, net capital gain or a return of capital. A return of capital is recorded by the Funds as a reduction to the cost basis of the REIT.

For derivative contracts, realized gains and losses are recorded upon settlement of the contract. Upfront payments are made or received upon entering into a swap agreement and are reflected as such in the Statement of Assets and Liabilities. Upfront payments are recognized over the contract’s term/event as realized gains or losses, with the exception of forward starting interest

GOLDMAN SACHS SHORT DURATION AND GOVERNMENT FIXED INCOME FUNDS

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

rate swaps whose realized gains or losses are recognized from the effective start date. For securities with paydown provisions, principal payments received are treated as a proportionate reduction to the cost basis of the securities and excess or shortfall amounts are recorded as gains or losses. For treasury inflation protected securities (“TIPS”), adjustments to principal due to inflation/deflation are reflected as increases/decreases to interest income with a corresponding adjustment to cost.

C.  Class Allocations and Expenses — Investment income, realized and unrealized gain (loss), and non-class specific expenses of each Fund are allocated daily based upon the proportion of net assets of each class. Class specific expenses, where applicable, are borne by the respective share classes and include Distribution and Service, Transfer Agent and Service and Shareholder Administration fees. Non-class specific expenses directly incurred by a Fund are charged to that Fund, while such expenses incurred by the Trust are allocated across the respective Funds on a straight-line and/or pro-rata basis depending upon the nature of the expenses.

D.  Federal Taxes and Distributions to Shareholders — It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies (mutual funds) and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, the Funds are not required to make any provisions for the payment of federal income tax. Distributions to shareholders are recorded on the ex-dividend date. Income distributions, if any, are declared daily and paid monthly, and capital gains distributions, if any, are declared and paid annually.

Net capital losses are carried forward to future fiscal years and may be used to the extent allowed by the Code to offset any future capital gains. Utilization of capital loss carryforwards will reduce the requirement of future capital gains distributions.

Under the Regulated Investment Company Modernization Act of 2010, the Funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules, which may differ from GAAP. The source of each Fund’s distributions may be shown in the accompanying financial statements as either from net investment income, net realized gain or capital. Certain components of the Funds’ net assets on the Statements of Assets and Liabilities reflect permanent GAAP/tax differences based on the appropriate tax character.

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS

The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The levels used for classifying investments are not necessarily an indication of the risk associated with investing in these investments. The three levels of the fair value hierarchy are described below:

Level 1 — Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities;

Level 2 — Quoted prices in markets that are not active or financial instruments for which significant inputs are observable (including, but not limited to, quoted prices for similar investments, interest rates, foreign exchange rates, volatility and credit spreads), either directly or indirectly;

Level 3 — Prices or valuations that require significant unobservable inputs (including GSAM’s assumptions in determining fair value measurement).

GOLDMAN SACHS SHORT DURATION AND GOVERNMENT FIXED INCOME FUNDS

Notes to Financial Statements (continued)

September 30, 2013 (Unaudited)

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

The Trustees have adopted Valuation Procedures that govern the valuation of the portfolio investments held by the Funds, including investments for which market quotations are not readily available. The Trustees have delegated to GSAM day-to-day responsibility for implementing and maintaining internal controls and procedures related to the valuation of the Funds’ portfolio investments. To assess the continuing appropriateness of pricing sources and methodologies, GSAM regularly performs price verification procedures and issues challenges as necessary to third party pricing vendors or brokers, and any differences are reviewed in accordance with the Valuation Procedures.

A.  Level 1 and Level 2 Fair Value Investments — The valuation techniques and significant inputs used in determining the fair values for investments classified as Level 1 and Level 2 are as follows:

Debt Securities — Debt securities for which market quotations are readily available are valued daily on the basis of quotations supplied by dealers or an independent pricing service approved by the Trustees. The pricing services may use valuation models or matrix pricing, which consider: (i) yield or price with respect to bonds that are considered comparable in characteristics such as rating, interest rate and maturity date or (ii) quotations from securities dealers to determine current value. Short-term debt obligations that mature in sixty days or less and that do not exhibit signs of credit deterioration are valued at amortized cost, which approximates fair value. With the exception of treasury securities, which are generally classified as Level 1, these investments are generally classified as Level 2 of the fair value hierarchy.

i.  Inverse Floaters — The interest rate on inverse floating rate securities (“inverse floaters”) resets in the opposite direction from the market rate of interest to which the inverse floaters are indexed. An inverse floater may be considered to be leveraged to the extent that its interest rate varies by a magnitude that exceeds the magnitude of the change in the index rate of interest. The higher the degree of leverage of an inverse floater, the greater the volatility of its market value.

ii.  Mortgage-Backed and Asset-Backed Securities — Mortgage-backed securities represent direct or indirect participations in, or are collateralized by and payable from, mortgage loans secured by residential and/or commercial real estate property. Asset-backed securities include securities whose principal and interest payments are collateralized by pools of other assets or receivables. The value of certain mortgage-backed and asset-backed securities (including adjustable rate mortgage loans) may be particularly sensitive to changes in prevailing interest rates. The value of these securities may also fluctuate in response to the market’s perception of the creditworthiness of the issuers.

Asset-backed securities may present credit risks that are not presented by mortgage-backed securities because they generally do not have the benefit of a security interest in collateral that is comparable to mortgage assets. Some asset-backed securities may only have a subordinated claim on collateral.

Stripped mortgage-backed securities are usually structured with two different classes: one that receives substantially all interest payments (interest-only, or “IO” and/or high coupon rate with relatively low principal amount, or “IOette”), and the other that receives substantially all principal payments (principal-only, or “PO”) from a pool of mortgage loans. Little to no principal will be received at the maturity of an IO; as a result, periodic adjustments are recorded to reduce the cost of the security until maturity. These adjustments are included in interest income.

iii.  Mortgage Dollar Rolls — Mortgage dollar rolls are transactions whereby a Fund sells mortgage-backed-securities and simultaneously contracts with the same counterparty to repurchase similar securities on a specified future date. During the settlement period, a Fund will not be entitled to accrue interest and receive principal payments on the securities sold.

iv.  Treasury Inflation Protected Securities —TIPS are treasury securities in which the principal amount is adjusted daily to keep pace with inflation, as measured by the U.S. Consumer Pricing Index for Urban Consumers. The repayment of the original bond principal upon maturity is guaranteed by the full faith and credit of the U.S. Government.

v.  When-Issued Securities and Forward Commitments — When-issued securities, including TBA (“To Be Announced”) securities, are securities that are authorized but not yet issued in the market and purchased in order to secure what is considered to be an advantageous price or yield to a Fund. A forward commitment involves entering into a contract to purchase or sell securities, typically on an extended settlement basis, for a fixed price at a future date. The purchase of securities on a when-issued or forward commitment basis involves a risk of loss if the value of the security to be purchased declines before the settlement date. Conversely, the sale of securities on a forward commitment basis involves the risk that the

GOLDMAN SACHS SHORT DURATION AND GOVERNMENT FIXED INCOME FUNDS

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

value of the securities sold may increase before the settlement date. Although a Fund will generally purchase securities on a when-issued or forward commitment basis with the intention of acquiring the securities for its portfolio, the Fund may dispose of when-issued securities or forward commitments prior to settlement which may result in a realized gain or loss.

Equity Securities — Equity securities and investment companies traded on a United States (“U.S.”) securities exchange or the NASDAQ system, or those located on certain foreign exchanges, including but not limited to the Americas, are valued daily at their last sale price or official closing price on the principal exchange or system on which they are traded. If no sale occurs, equity securities and exchange traded investment companies are valued at the last bid price for long positions and at the last ask price for short positions. Investments in investment companies (other than those that are exchange traded) are valued at the NAV on the valuation date. To the extent these investments are actively traded, they are classified as Level 1 of the fair value hierarchy.

Unlisted equity securities for which market quotations are available are valued at the last sale price on the valuation date, or if no sale occurs, at the last bid price. Securities traded on certain foreign securities exchanges are valued daily at fair value determined by an independent fair value service (if available) under Valuation Procedures approved by the Trustees and consistent with applicable regulatory guidance. The independent fair value service takes into account multiple factors including, but not limited to, movements in the securities markets, certain depositary receipts, futures contracts and foreign currency exchange rates that have occurred subsequent to the close of the foreign securities exchange. These investments are generally classified as Level 2 of the fair value hierarchy.

Derivative Contracts — A derivative is an instrument whose value is derived from underlying assets, indices, reference rates or a combination of these factors.

Exchange-traded derivatives, including futures contracts, typically fall within Level 1 of the fair value hierarchy. Over-the-counter (“OTC”) derivatives are valued using market transactions and other market evidence, including market-based inputs to models, calibration to market-clearing transactions, broker or dealer quotations, or other alternative pricing sources. Where models are used, the selection of a particular model to value an OTC derivative depends upon the contractual terms of, and specific risks inherent in, the instrument, as well as the availability of pricing information in the market. Valuation models require a variety of inputs, including contractual terms, market prices, yield curves, credit curves, measures of volatility, voluntary and involuntary prepayment rates, loss severity rates and correlations of such inputs. For OTC derivatives that trade in liquid markets, model inputs can generally be verified and model selection does not involve significant management judgment. OTC derivatives are classified within Level 2 of the fair value hierarchy when significant inputs are corroborated by market evidence.

i.  Forward Foreign Currency Exchange Contracts — In a forward foreign currency contract, a Fund agrees to receive or deliver a fixed quantity of one currency for another, at a pre-determined price at a future date. All forward foreign currency exchange contracts are marked-to-market daily at the applicable forward rate.

ii.  Futures Contracts — Futures contracts are contracts to buy or sell a standardized quantity of a specified commodity or security and are valued based on exchanged settlement prices or independent market quotes. Futures contracts are valued at the last settlement price, or in the absence of a sale, the last bid price for long positions and at the last ask price for short positions, at the end of each day on the board of trade or exchange upon which they are traded. Upon entering into a futures contract, a Fund deposits cash or securities in an account on behalf of the broker in an amount sufficient to meet the initial margin requirement. Subsequent payments are made or received by a Fund equal to the daily change in the contract value and are recorded as variation margin receivable or payable with a corresponding offset to unrealized gains or losses.

iii.  Options — When a Fund writes call or put options, an amount equal to the premium received is recorded as a liability and is subsequently marked-to-market to reflect the current value of the option written. Swaptions are options on interest rate swap contracts. Options on a futures contract may be written with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms.

Upon the purchase of a call option or a put option by a Fund, the premium paid is recorded as an investment and subsequently marked-to-market to reflect the current value of the option. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms.

GOLDMAN SACHS SHORT DURATION AND GOVERNMENT FIXED INCOME FUNDS

Notes to Financial Statements (continued)

September 30, 2013 (Unaudited)

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

iv.  Swap Contracts — Bilateral swap contracts are agreements in which a Fund and a counterparty agree to exchange periodic payments on a specified notional amount or make a net payment upon termination. Bilateral swap transactions are privately negotiated in the OTC market and payments are settled through direct payments between a Fund and the counterparty. By contrast, certain swap transactions are subject to mandatory central clearing. These swaps are executed through a derivatives clearing member (“DCM”), acting in an agency capacity, and submitted to a central counterparty (“CCP”) (“centrally cleared swaps”), in which case all payments are settled with the CCP through the DCM. Swaps are marked-to-market daily using pricing vendor quotations, counterparty or clearinghouse prices or model prices, and the change in value, if any, is recorded as an unrealized gain or loss. Upon entering into a swap contract, a Fund is required to satisfy an initial margin requirement by delivering cash or securities to the counterparty (or in some cases, segregated in a triparty account on behalf of the counterparty), which can be adjusted by any mark-to-market gains or losses pursuant to bilateral or centrally cleared arrangements. For centrally cleared swaps the daily change in valuation, if any, is recorded as a receivable or payable for variation margin.

An interest rate swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals, based upon or calculated by reference to changes in interest rates on a specified notional principal amount. The payment flows are usually netted against each other, with the difference being paid by one party to the other.

A credit default swap is an agreement that involves one party (the buyer of protection) making a stream of payments to another party (the seller of protection) in exchange for the right to receive protection on a reference security or obligation. A Fund’s investment in credit default swaps may involve greater risks than if the Fund had invested in the referenced obligation directly. Credit events are contract specific but may include bankruptcy, failure to pay, restructuring and obligation acceleration. If a Fund buys protection through a credit default swap and no credit event occurs, its payments are limited to the periodic payments previously made to the counterparty. Upon the occurrence of a specified credit event, a Fund, as a buyer of credit protection, is entitled to receive an amount equal to the notional amount of the swap and deliver to the seller the defaulted reference obligation in a physically settled trade. A Fund may also receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap reduced by the recovery value of the reference obligation in cash settled trade.

As a seller of protection, a Fund generally receives a payment stream throughout the term of the swap, provided that there is no credit event. In addition, if a Fund sells protection through a credit default swap, the Fund could suffer a loss because the value of the referenced obligation may be less than the premium payments received. Upon the occurrence of a specified credit event, a Fund, as a seller of credit protection, may be required to take possession of the defaulted reference obligation and pay the buyer an amount equal to the notional amount of the swap in a physically settled trade. A Fund may also pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap reduced by the recovery value of the reference obligation in cash settled trade. Recovery values are at times established through the credit event auction process in which market participants are ensured that a transparent price has been set for the defaulted security or obligation. In addition, a Fund is entitled to a return of any assets, which have been pledged as collateral to the counterparty.

The maximum potential amount of future payments (undiscounted) that a Fund as seller of protection could be required to make under a credit default swap would be an amount equal to the notional amount of the agreement. These potential amounts would be partially offset by any recovery values of the respective referenced obligations or net amounts received from a settlement of a credit default swap for the same reference security or obligation where a Fund bought credit protection.

Short Term Investments — Short-term investments having a maturity of 60 days or less are generally valued at amortized cost which approximates fair market value. These investments are classified as Level 2 of the fair value hierarchy.

i.  Repurchase Agreements — Repurchase agreements involve the purchase of securities subject to the seller’s agreement to repurchase the securities at a mutually agreed upon date and price, under the terms of a Master Repurchase Agreement (“MRA”). During the term of a repurchase agreement, the value of the underlying securities held as collateral on behalf of a Fund, including accrued interest, is required to exceed the value of the repurchase agreement, including accrued interest. The underlying securities for all repurchase agreements are held at the Funds’ custodian or designated sub-custodians under tri-party repurchase agreements.

GOLDMAN SACHS SHORT DURATION AND GOVERNMENT FIXED INCOME FUNDS

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

In December 2011, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”) No. 2011-11: Disclosures about Offsetting Assets and Liabilities (“netting”) on the Statements of Assets and Liabilities that are subject to master netting arrangements or similar agreements. ASU 2011-11 was amended by ASU No. 2013-01, clarifying which investments and transactions are subject to the netting disclosure. The scope of the disclosure requirements is limited to derivative instruments, repurchase agreements and reverse repurchase agreements, and securities borrowing and securities lending transactions. This information is intended to enable users of the Funds’ financial statements to evaluate the effect or potential effect of netting arrangements on the Funds’ financial position. The ASU is effective for financial statements with fiscal years beginning on or after January 1, 2013, and interim periods within those fiscal years. The Funds adopted the disclosure requirement of netting for the current reporting period. Since these amended principles only require additional disclosures concerning offsetting and related arrangements, adoption did not affect the Funds’ financial condition or result of operations.

For financial reporting purposes, the Funds do not offset financial assets and financial liabilities that are subject to master netting arrangements or similar agreements on the Statements of Assets and Liabilities.

A MRA governs transactions between a Fund and select counterparties. A MRA contains provisions for, among other things, initiation, income payments, events of default and maintenance of securities for repurchase agreements. A MRA also permits offsetting with collateral to create one single net payment in the event of default or similar events, including the bankruptcy or insolvency of a counterparty.

If the seller defaults, a Fund could suffer a loss to the extent that the proceeds from the sale of the underlying securities and other collateral held by the Fund are less than the repurchase price and the Fund’s costs associated with delay and enforcement of the repurchase agreement. In addition, in the event of default or insolvency of the seller, a court could determine that a Fund’s interest in the collateral is not enforceable resulting in additional losses to the Fund.

At September 30, 2013, the Funds’ investment in a repurchase agreement was subject to enforceable MRAs. The repurchase agreement on a net basis was as follows:

Repurchase Agreements	Enhanced Income	Government Income	High Quality Floating Rate	Short Duration Government
Total gross amount presented in Statements of Assets and Liabilities	$77,500,000	$60,300,000	$57,700,000	$63,300,000
Non-cash Collateral offsetting(1)	(77,500,000)	(60,300,000)	(57,700,000)	(63,300,000)
Net Amount(2)	$—	$—	$—	$—

(1)	At September 30, 2013 the value of the collateral received from each seller exceeded the value of the related repurchase agreements.
(2)	Net amount represents the net amount due from the counterparty in the event of a default based on the contractual set-off rights under the agreement.

Pursuant to exemptive relief granted by the Securities and Exchange Commission (“SEC”) and terms and conditions contained therein, the Funds, together with other funds of the Trust and registered investment companies having management agreements with GSAM or its affiliates, may transfer uninvested cash into joint accounts, the daily aggregate balance of which is invested in one or more repurchase agreements. Under these joint accounts, the Funds maintain pro-rata credit exposure to the underlying repurchase agreements’ counterparties. With the exception of certain transaction fees, the Funds are not subject to any expenses in relation to these investments.

B.  Level 3 Fair Value Investments — To the extent that the aforementioned significant inputs are unobservable, or if quotations are not readily available, or if GSAM believes that such quotations do not accurately reflect fair value, the fair value of the Funds’ investments may be determined under Valuation Procedures approved by the Trustees. GSAM, consistent with its procedures and applicable regulatory guidance, may make an adjustment to the most recent valuation prices of either domestic or foreign securities in light of significant events to reflect what it believes to be the fair value of the securities at the time of determining a Fund’s NAV. Significant events which could affect a large number of securities in a particular market may include, but are not limited to: significant fluctuations in U.S. or foreign markets; market dislocations; market disruptions; or unscheduled market closings. Significant events which could also affect a single issuer may include, but are not limited to: corporate actions such as reorganizations, mergers and buy-outs; ratings downgrades; and bankruptcies.

GOLDMAN SACHS SHORT DURATION AND GOVERNMENT FIXED INCOME FUNDS

Notes to Financial Statements (continued)

September 30, 2013 (Unaudited)

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

C. Fair Value Hierarchy — The following is a summary of the Funds’ investments and derivatives classified in the fair value hierarchy as of September 30, 2013:

ENHANCED INCOME

Investment Type	Level 1	Level 2	Level 3
Assets
Fixed Income
Corporate Obligations	$—	$197,222,180	$—
U.S. Treasury Obligations and/or Other U.S. Government Agencies	37,489,221	4,155,065	—
Asset-Backed Securities	—	40,664,626	—
Foreign Debt Obligations	—	5,194,578	—
Government Guarantee Obligations	—	14,803,629	—
Short-term Investments	—	77,500,000	—
Total	$37,489,221	$339,540,078	$—

Derivative Type
Liabilities(a)
Futures Contracts	$(608,209)	$—	$—

GOVERNMENT INCOME

Investment Type	Level 1	Level 2	Level 3
Assets
Fixed Income
Mortgage-Backed Obligations	$—	$339,187,295	$—
U.S. Treasury Obligations and/or Other U.S. Government Agencies	169,018,825	161,901,063	—
Asset-Backed Securities	—	20,966,525	—
Government Guarantee Obligations	—	2,626,026	—
Municipal Debt Obligations	—	2,446,200	—
Short-term Investments	—	60,300,000	—
Total	$169,018,825	$587,427,109	$—
Liabilities
Fixed Income
Mortgage-Backed Obligations — Forward Sales Contracts	$—	$(30,523,283)	$—

Derivative Type
Assets
Options Purchased	$—	$2,135,391	$—
Futures Contracts(a)	1,265,130	—	—
Interest Rate Swap Contracts(a)	—	2,731,614	—
Total	$1,265,130	$4,867,005	$—
Liabilities(a)
Futures Contracts	$(12,004)	$—	$—
Interest Rate Swap Contracts	—	(1,704,906)	—
Total	$(12,004)	$(1,704,906)	$—

GOLDMAN SACHS SHORT DURATION AND GOVERNMENT FIXED INCOME FUNDS

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

HIGH QUALITY FLOATING RATE

Investment Type	Level 1	Level 2	Level 3
Assets
Fixed Income
Corporate Obligations	$—	$787,520	$—
Mortgage-Backed Obligations	—	113,977,331	—
U.S. Treasury Obligations	35,523,773	—	—
Asset-Backed Securities	—	55,528,109	2,320,800
Short-term Investments	—	57,700,000	—
Total	$35,523,773	$227,992,960	$2,320,800

Derivative Type
Assets
Options Purchased	$—	$2,176,814	$—
Interest Rate Swap Contracts(a)	—	498,694	—
Total	$—	$2,675,508	$—
Liabilities(a)
Futures Contracts	$(76,788)	$—	$—
Interest Rate Swap Contracts	—	(784,507)	—
Total	$(76,788)	$(784,507)	$—

INFLATION PROTECTED SECURITIES

Investment Type	Level 1	Level 2	Level 3
Assets
Fixed Income
U.S. Treasury Obligations	$231,653,451	$—	$—

Derivative Type
Assets
Options Purchased	$—	$639,355	$—
Futures Contracts(a)	192,366	—	—
Interest Rate Swap Contracts(a)	—	77,538	—
Total	$192,366	$716,893	$—
Liabilities(a)
Futures Contracts	$(80,755)	$—	$—
Interest Rate Swap Contracts	—	(314,922)	—
Total	$(80,755)	$(314,922)	$—

GOLDMAN SACHS SHORT DURATION AND GOVERNMENT FIXED INCOME FUNDS

Notes to Financial Statements (continued)

September 30, 2013 (Unaudited)

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

SHORT DURATION GOVERNMENT

Investment Type	Level 1	Level 2	Level 3
Assets
Fixed Income
Mortgage-Backed Obligations	$—	$627,183,899	$—
U.S. Treasury Obligations and/or Other U.S. Government Securities	176,337,735	578,746,099	—
Short-term Investments	—	63,300,000	—
Total	$176,337,735	$1,269,229,998	$—
Liabilities
Fixed Income
Mortgage-Backed Obligations — Forward Sales Contracts	$—	$(10,850,625)	$—

Derivative Type
Assets
Options Purchased	$—	$9,678,524	$—
Futures Contracts(a)	3,288,394	—	—
Interest Rate Swap Contracts(a)	—	12,698,921	—
Total	$3,288,394	$22,377,445	$—
Liabilities(a)
Futures Contracts	$(257,340)	$—	$—
Interest Rate Swap Contracts	—	(5,299,489)	—
Total	$(257,340)	$(5,299,489)	$—

SHORT DURATION INCOME

Investment Type	Level 1	Level 2	Level 3
Assets
Fixed Income
Corporate Obligations	$—	$56,990,488	$—
Mortgage-Backed Obligations	—	16,516,633	—
Asset-Backed Securities	—	13,133,774	869,502
Foreign Debt Obligations	—	3,970,739	—
Municipal Debt Obligations	—	1,253,129	—
U.S. Treasury Obligations	6,378,331	—	—
Short-term Investments	7,230,211	—	—
Total	$13,608,542	$91,864,763	$869,502

GOLDMAN SACHS SHORT DURATION AND GOVERNMENT FIXED INCOME FUNDS

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

SHORT DURATION INCOME (continued)

Derivative Type	Level 1	Level 2	Level 3
Assets
Options Purchased	$—	$1,624,836	$—
Forward Foreign Currency Exchange Contracts(a)	—	79,465	—
Futures Contracts(a)	200,835	—	—
Interest Rate Swap Contracts(a)	—	764,012	—
Credit Default Swap Contracts(a)	—	10,330	—
Total	$200,835	$2,478,643	$—
Liabilities(a)
Forward Foreign Currency Exchange Contracts	$—	$(152,091)	$—
Futures Contracts	(141,308)	—	—
Interest Rate Swap Contracts	—	(735,030)	—
Credit Default Swap Contracts	—	(13,139)	—
Total	$(141,308)	$(900,260)	$—

(a)	Amount shown represents unrealized gain (loss) at period end.

For further information regarding security characteristics, see the Schedules of Investments.

4. INVESTMENTS IN DERIVATIVES

The following tables set forth, by certain risk types, the gross value of derivative contracts as of September 30, 2013. These instruments were used to meet the Funds’ investment objectives and to obtain and/or manage exposure related to the risks below. The values in the tables below exclude the effects of cash collateral received or posted pursuant to these derivative contracts, and therefore are not representative of the Funds’ net exposure.

ENHANCED INCOME
Risk	Statements of Assets and Liabilities	Assets		Statements of Assets and Liabilities	Liabilities
Interest rate	Unrealized gain on futures variation margin	$—		Unrealized loss on futures variation margin	$(608,209)	(a)

GOVERNMENT INCOME
Risk	Statements of Assets and Liabilities	Assets		Statements of Assets and Liabilities	Liabilities
Interest rate	Receivable for unrealized gain on swap contracts; Unrealized gain on futures variation margin; Investments, at value	$6,132,135	(a)	Payable for unrealized loss on swap contracts; Unrealized loss on futures variation margin	$(1,716,910)	(a)(b)

HIGH QUALITY FLOATING RATE
Risk	Statements of Assets and Liabilities	Assets		Statements of Assets and Liabilities	Liabilities
Interest rate	Receivable for unrealized gain on swap contracts; Unrealized gain on Investments, at value	$2,675,508	(a)	Payable for unrealized loss on swap contracts; Unrealized loss on futures variation margin	$(861,295)	(a)(b)

GOLDMAN SACHS SHORT DURATION AND GOVERNMENT FIXED INCOME FUNDS

Notes to Financial Statements (continued)

September 30, 2013 (Unaudited)

4. INVESTMENTS IN DERIVATIVES (continued)

INFLATION PROTECTED SECURITIES
Risk	Statements of Assets and Liabilities	Assets		Statements of Assets and Liabilities	Liabilities
Interest rate	Receivable for unrealized gain on swap contracts; Unrealized gain on futures variation margin; Investments, at value	$909,259	(a)	Payable for unrealized loss on swap contracts; Unrealized loss on futures variation margin	$(395,697)	(a)(b)

SHORT DURATION GOVERNMENT
Risk	Statements of Assets and Liabilities	Assets		Statements of Assets and Liabilities	Liabilities
Interest rate	Receivable for unrealized gain on swap contracts; Unrealized gain on futures variation margin; Investments, at value	$25,665,839	(a)	Payable for unrealized loss on swap contracts; Unrealized loss on futures variation margin	$(5,556,829)	(a)(b)

SHORT DURATION INCOME
Risk	Statements of Assets and Liabilities	Assets		Statements of Assets and Liabilities	Liabilities
Interest rate	Receivable for unrealized gain on swap contracts; Unrealized gain on futures variation margin; Investments, at value	$2,589,683	(a)	Payable for unrealized loss on swap contracts; Unrealized loss on futures variation margin	$(876,338)	(a)(b)
Credit	Receivable for unrealized gain on swap contracts	10,330		Payable for unrealized loss on swap contracts	(13,139)	(b)
Currency	Receivable for forward foreign currency exchange contracts	79,465		Payable for forward foreign currency exchange contracts	(152,091)
Total		$2,679,478			$(1,041,568)

(a)	Includes unrealized gain (loss) on futures contracts described in the Additional Investment Information sections of the Schedules of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.
(b)	Aggregate of amounts include $1,704,906, $784,507, $314,922, $5,299,489 and $748,169 for Government Income, High Quality Floating Rate, Inflation Protected Securities, Short Duration Government and Short Duration Income, respectively, which represent the payments to be made pursuant to bilateral agreements should counterparties exercise their “right to terminate” provisions based on, among others, the Funds’ performance, their failure to pay on their obligations or failure to pledge collateral. Such amounts do not include incremental charges directly associated with the close-out of the agreements. They also do not reflect the fair value of any assets pledged as collateral which, through the daily margining process, substantially offsets the aforementioned amounts and for which the Funds are entitled to a full return.

The following tables set forth, by certain risk types, the Funds’ gains (losses) related to these derivatives and their indicative volumes for the six months ended September 30, 2013. These gains (losses) should be considered in the context that these derivative contracts may have been executed to economically hedge certain investments, and accordingly, certain gains (losses) on such derivative contracts may offset certain (losses) gains attributable to investments. These gains (losses) are included in “Net realized gain (loss)” or “Net change in unrealized gain (loss)” on the Statements of Operations:

ENHANCED INCOME
Risk	Statements of Operations Location	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)	Average Number of Contracts(a)
Interest rate	Net realized gain (loss) from futures contracts and swap contracts/Net change in unrealized gain (loss) on futures contracts and swap contracts	$908,591	$(494,225)	554

GOLDMAN SACHS SHORT DURATION AND GOVERNMENT FIXED INCOME FUNDS

4. INVESTMENTS IN DERIVATIVES (continued)

GOVERNMENT INCOME
Risk	Statements of Operations Location	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)	Average Number of Contracts(a)
Interest rate	Net realized gain (loss) from investments, futures contracts and swap contracts/Net change in unrealized gain (loss) on investments, and swap contracts.	$(1,237,441)	$1,304,295	1,663

HIGH QUALITY FLOATING RATE
Risk	Statements of Operations Location	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)	Average Number of Contracts(a)
Interest rate	Net realized gain (loss) from investments, futures contracts and swap contracts/Net change in unrealized gain (loss) on investments, and swap contracts.	$935,605	$(49,572)	247

INFLATION PROTECTED SECURITIES
Risk	Statements of Operations Location	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)	Average Number of Contracts(a)
Interest rate	Net realized gain (loss) from investments, futures contracts and swap contracts/Net change in unrealized gain (loss) on investments, and swap contracts.	$274,107	$144,703	539

SHORT DURATION GOVERNMENT
Risk	Statements of Operations Location	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)	Average Number of Contracts(a)
Interest rate	Net realized gain (loss) from investments, futures contracts and swap contracts/Net change in unrealized gain (loss) on investments, and swap contracts.	$3,512,304	$8,894,680	6,022

SHORT DURATION INCOME
Risk	Statements of Operations Location	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)	Average Number of Contracts(a)
Interest rate	Net realized gain (loss) from futures contracts and swap contracts and investments/Net change in unrealized gain (loss) on futures contracts, swap contracts, written options and investments	$(386,786)	$71,114	340
Credit	Net realized gain (loss) from swap contracts/Net change in unrealized gain (loss) on swap contracts	42,643	(86,494)	7
Currency	Net realized gain (loss) from foreign currency related transactions/Net unrealized gain (loss) on foreign currency related transactions	(144,020)	(30,395)	433
Total		$(488,163)	$(45,775)	780

(a)	Average number of contracts is based on the average of month end balances for the six months ended September 30, 2013.

In order to better define its contractual rights and to secure rights that will help a Fund mitigate its counterparty risk, a Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivatives counterparties. An ISDA Master Agreement is a bilateral agreement between a Fund and a counterparty that governs OTC derivatives, including foreign exchange contracts, and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of a default (close-out netting) or similar event, including the bankruptcy or insolvency of the counterparty.

GOLDMAN SACHS SHORT DURATION AND GOVERNMENT FIXED INCOME FUNDS

Notes to Financial Statements (continued)

September 30, 2013 (Unaudited)

4. INVESTMENTS IN DERIVATIVES (continued)

Collateral and margin requirements differ between exchange traded derivatives and OTC derivatives. Margin requirements are established by the broker or clearing house for exchange-traded and centrally cleared derivatives (financial futures contracts, options and centrally cleared swaps) pursuant to governing agreements for those instrument types. Brokers can ask for margin in excess of the minimum in certain circumstances. Collateral terms are contract-specific for OTC derivatives (foreign currency exchange contracts, options and certain swaps). For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the marked to market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by a Fund and the counterparty. Additionally, a Fund may be required to post additional collateral to the counterparty in the form of initial margin, the terms of which would be outlined in the confirmation of the OTC transaction.

For financial reporting purposes, cash collateral that has been pledged to cover obligations of a Fund and cash collateral received from the counterparty, if any, is reported separately on the Statements of Assets and Liabilities as receivables/payables for collateral on certain derivative contracts. Non-cash collateral pledged by a Fund, if any, is noted in the Schedules of Investments. Generally, the amount of collateral due from or to a counterparty must exceed a minimum transfer amount threshold (e.g. $250,000) before a transfer is required to be made. To the extent amounts due to a Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. A Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes to be of good standing and by monitoring the financial stability of those counterparties.

Additionally, the netting of assets and liabilities and the offsetting of collateral pledged or received are based on contractual netting/set-off provisions in the ISDA Master Agreement or similar agreements. However, in the event of a default or insolvency of a counterparty, a court could determine that such rights are not enforceable due the restrictions or prohibitions against the right of setoff that may be imposed due to a particular jurisdiction’s bankruptcy or insolvency laws.

The following tables set forth the Funds’ net exposure for derivative instruments that are subject to enforceable master netting arrangements or similar agreements as of September 30, 2013:

Enhanced Income
	Derivative Liabilities(1)	Net Derivative Assets (Liabilities)	Collateral (Received) Pledged(1)		Net Amount(2)
Counterparty	Futures
Exchange Traded	$(35,153)	$(35,153)	$35,153	(3)	$—

Government Income
	Derivative Assets(1)				Derivative Liabilities(1)	Net Derivative Assets (Liabilities)	Collateral (Received) Pledged(1)	Net Amount(2)
Counterparty	Options Purchased	Swaps	Futures	Total	Swaps
Bank of America	$178,108	$—	$—	$178,108	$—	$178,108	$(178,108)	$—
Centrally Cleared	—	95,813	—	95,813	—	95,813	—	95,813
Citibank NA	325,719	—	—	325,719	(116,306)	209,413	(209,413)	—
Deutsche Bank Securities, Inc.	181,107	—	—	181,107	(69,145)	111,962	(111,962)	—
Exchange Traded	—	—	5,261	5,261	—	5,261	—	5,261
JP Morgan Securities, Inc.	98,646	—	—	98,646	(45,501)	53,145	(53,145)	—
Morgan Stanley Capital Services, Inc.	1,351,811	—	—	1,351,811	(499,436)	852,375	(852,375)	—
Total	$2,135,391	$95,813	$5,261	$2,236,465	$(730,388)	$1,506,077	$(1,405,003)	$101,074

GOLDMAN SACHS SHORT DURATION AND GOVERNMENT FIXED INCOME FUNDS

4. INVESTMENTS IN DERIVATIVES (continued)

High Quality Floating Rate
	Derivative Assets(1)			Derivative Liabilities(1)			Net Derivative Assets (Liabilities)	Collateral (Received) Pledged(1)	Net Amount(2)
Counterparty	Options Purchased	Swaps	Total	Swaps	Futures	Total
Centrally Cleared	$—	$18,955	$18,955	$—	$—	$—	$18,955	$—	$18,955
Citibank NA	266,610	—	266,610	(86,995)	—	(86,995)	179,615	(179,615)	—
Deutsche Bank	444,848	—	444,848	(67,417)	—	(67,417)	377,431	(377,431)	—
Exchange Traded	—	—	—	—	(6,741)	(6,741)	(6,741)	6,741 (3)	—
JP Morgan Securities, Inc.	96,351	—	96,351	(44,334)	—	(44,334)	52,017	(52,017)	—
Morgan Stanley Capital Services, Inc.	835,097	—	835,097	(244,004)	—	(244,004)	591,093	(590,000)	1,093
Total	$1,642,906	$18,955	$1,661,861	$(442,750)	$(6,741)	$(449,491)	$1,212,370	$(1,192,322)	$20,048

Inflation Protected Securities
	Derivative Assets(1)				Derivative Liabilities(1)	Net Derivative Assets (Liabilities)	Collateral (Received) Pledged(1)	Net Amount(2)
Counterparty	Options Purchased	Swaps	Futures	Total	Swaps
Centrally Cleared	$—	$12,083	$—	$12,083	$—	$12,083	$—	$12,083
Citibank NA	139,241	—	—	139,241	(50,235)	89,006	(89,006)	—
Deutsche Bank Securities, Inc.	43,445	—	—	43,445	(15,718)	27,727	(27,727)	—
Exchange Traded	—	—	13,452	13,452	—	13,452	—	13,452
JP Morgan Securities, Inc.	58,499	—	—	58,499	(26,833)	31,666	(31,666)	—
Morgan Stanley Capital Services, Inc.	398,170	—	—	398,170	(139,159)	259,011	(259,011)	—
Total	$639,355	$12,083	$13,452	$664,890	$(231,945)	$432,945	$(407,410)	$25,535

Short Duration Government
	Derivative Assets(1)			Derivative Liabilities(1)	Net Derivative Assets (Liabilities)	Collateral (Received) Pledged(1)	Net Amount(2)
Counterparty	Options Purchased	Futures	Total	Swaps
Bank of America Securities LLC	$1,045,669	$—	$1,045,669	$(1,150,244)	$(104,575)	$—	$(104,575)
Centrally Cleared	—	—	—	(123,623)	(123,623)	123,623	—
Citibank NA	3,228,789	—	3,228,789	(899,132)	2,329,657	(2,329,657)	—
Deutsche Bank Securities, Inc.	3,260,031	—	3,260,031	(1,169,117)	2,090,914	(2,050,000)	40,914
Exchange Traded	—	233,350	233,350	—	233,350	—	233,350
JP Morgan Securities, Inc.	2,144,035	—	2,144,035	(361,411)	1,782,624	(1,782,624)	—
Total	$9,678,524	$233,350	$9,911,874	$(3,703,527)	$6,208,347	$(6,038,658)	$169,689

GOLDMAN SACHS SHORT DURATION AND GOVERNMENT FIXED INCOME FUNDS

Notes to Financial Statements (continued)

September 30, 2013 (Unaudited)

4. INVESTMENTS IN DERIVATIVES (continued)

Short Duration Income
	Derivative Assets(1)				Derivative Liabilities(1)				Net Derivative Assets (Liabilities)	Collateral (Received) Pledged(1)	Net Amount(2)
Counterparty	Options Purchased	Swaps	Forward Currency Contracts	Total	Swaps	Forward Currency Contracts	Futures	Total
Barclays Bank PLC	$—	$20,066	$5,998	$26,064	$(49,088)	$(4,735)	$—	$(53,823)	$(27,759)	$—	$(27,759)
BNP Paribas SA	—	—	2,876	2,876	—	(7,731)	—	(7,731)	(4,855)	—	(4,855)
Bank of America Securities LLC	—	—	—	—	(8,724)	—	—	(8,724)	(8,724)	—	(8,724)
Centrally Cleared		11,002	—	11,002	—	—	—	—	11,002	—	11,002
Citibank NA	179,864	10,330	12,585	202,779	(14,805)	(15,483)	—	(30,288)	172,491	(100,045)	72,446
Credit Suisse International (London)	—	842	8,352	9,194	—	(10,367)	—	(10,367)	(1,173)	—	(1,173)
Deutsche Bank Securities, Inc.	834,122	16,561	—	850,683	(319,403)	—	—	(319,403)	531,280	(520,000)	11,280
Exchange Traded	—	—	—	—	—	—	(7,123)	(7,123)	(7,123)	7,123	—
Deutsche Bank AG (London)	—	—	20,890	20,890	—	(18,425)	—	(18,425)	2,465	—	2,465
HSBC Bank PLC	—	—	3,048	3,048	—	(4,493)	—	(4,493)	(1,445)	—	(1,445)
JP Morgan Securities, Inc.	610,850	—	8,049	618,899	(27,090)	(49,417)	—	(76,507)	542,392	(542,392)	—
Morgan Stanley Capital Services, Inc.	—	—	3,467	3,467	—	(4,717)	—	(4,717)	(1,250)	—	(1,250)
Royal Bank of Canada	—	—	—	—	—	(22,384)	—	(22,384)	(22,384)	—	(22,384)
Royal Bank of Scotland	—	—	5,615	5,615	—	—	—	—	5,615	—	5,615
State Street Bank	—	—	1,321	1,321	—	(11,711)	—	(11,711)	(10,390)	—	(10,390)
Westpac Banking Corp.	—	—	7,264	7,264	—	(2,628)	—	(2,628)	4,636	—	4,636
Total	$1,624,836	$58,801	$79,465	$1,763,102	$(419,110)	$(152,091)	$(7,123)	$(578,324)	$1,184,778	$(1,155,314)	$29,464
(1)	Gross amounts available for offset but not netted in the Statement of Assets and Liabilities.
(2)	Net amount represents the net amount due (to) from counterparty in the event of a default based on the contractual set-off rights under the agreement. Net amount excludes any over-collateralized amounts.
(3)	Represents non-cash collateral

5. AGREEMENTS AND AFFILIATED TRANSACTIONS

A.  Management Agreements — Under the Agreements, GSAM manages the Funds, subject to the general supervision of the Trustees.

As compensation for the services rendered pursuant to the Agreements, the assumption of the expenses related thereto and administration of the Funds’ business affairs, including providing facilities, GSAM is entitled to a management fee accrued daily and paid monthly, equal to an annual percentage rate of each Fund’s average daily net assets.

GOLDMAN SACHS SHORT DURATION AND GOVERNMENT FIXED INCOME FUNDS

5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

For the six months ended September 30, 2013, contractual and effective net management fees with GSAM were at the following rates:

	Contractual Management Rate						Effective Net Management Rate
Fund	First $1 billion	Next $1 billion	Next $3 billion	Next $3 billion	Over $8 billion	Effective Rate
Enhanced Income	0.25%	0.23%	0.22%	0.22%	0.22%	0.25%	0.25%
Government Income	0.54	0.49	0.47	0.46	0.45	0.54	0.53	(1)
High Quality Floating Rate	0.40	0.36	0.34	0.33	0.32	0.40	0.31	(1)
Inflation Protected Securities	0.33	0.30	0.28	0.27	0.26	0.33	0.20	(1)
Short Duration Government	0.50	0.45	0.43	0.42	0.41	0.48	0.43	(2)
Short Duration Income	0.40	0.36	0.34	0.33	0.32	0.40	0.40

(1)	GSAM has agreed to waive a portion of its management fee in order to achieve net management rates, as defined in the funds’ most recent prospectuses. These waivers will be effective through at least July 29, 2014, and prior to such date GSAM may not terminate the arrangement without approval of the Trustees. The Effective Net Management Rates above are calculated based on management rates before and after the waivers had been adjusted, if applicable.
(2)	GSAM has voluntarily agreed to waive a portion of its management fee equal on an annualized basis to 0.05% as an annual percentage rate of the Fund’s average daily net assets. This management fee is temporary and may be modified at any time at the option of GSAM, without shareholder approval.

B.  Distribution and Service Plans — The Trust, on behalf of each Fund, has adopted Distribution and Service Plans (the “Plans”). Under the Plans, Goldman Sachs, which serves as distributor (the “Distributor”), is entitled to a fee, accrued daily and paid monthly for distribution services and personal and account maintenance services, which may then be paid by Goldman Sachs to authorized dealers, at the following annual rates calculated on a Fund’s average daily net assets of each respective share class:

	Distribution and Service Plan Rates
	Class A*	Class B	Class C	Class R*
Distribution Plan	0.25%	0.75%	0.75%	0.50%
Service Plan	—	0.25	0.25	—

*	With respect to Class A and Class R Shares, the Distributor at its discretion may use compensation for distribution services paid under the Distribution Plan to compensate service organizations for personal and account maintenance services and expenses as long as such total compensation does not exceed the maximum cap on “service fees” imposed by the Financial Industry Regulatory Authority.

Goldman Sachs has agreed to waive a portion of the distribution and service fees applicable to the Short Duration Government Fund’s Class B shares in an amount equal to a minimum of 0.15% as an annual percentage rate of the average daily net assets. Goldman Sachs has also agreed to waive a portion of the distribution and service fees applicable to the Short Duration Government Fund’s and Short Duration Income Fund’s Class C Shares in an amount equal to a minimum of 0.35% as an annual percentage rate of the average daily net assets. These arrangements will remain in place through July 29, 2014, for Short Duration Government and Short Duration Income Funds. Prior to such date Goldman Sachs may not terminate the arrangement without the approval of the trustees.

For the six months ended September 30, 2013, Goldman Sachs waived a portion of the distribution and service fees equal to 0.24% of the average daily net assets attributable to Class B shares of the Enhanced Income Fund, 0.08% and 0.08% of the average daily net assets attributable to the Class B and Class C shares of the Government Income Fund, 0.18% and 0.35% of the average daily net assets attributable to the Class B and Class C shares of the Short Duration Government Fund and 0.35% of the average daily net assets attributable to the Class C shares of the Short Duration Income Fund.

GOLDMAN SACHS SHORT DURATION AND GOVERNMENT FIXED INCOME FUNDS

Notes to Financial Statements (continued)

September 30, 2013 (Unaudited)

5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

C.  Distribution Agreement — Goldman Sachs, as Distributor of the shares of the Funds pursuant to a Distribution Agreement, may retain a portion of the Class A front end sales charge and Class B and Class C Shares’ CDSC. During the six months ended September 30, 2013, Goldman Sachs advised that it retained the following amounts:

	Front End Sales Charge	Contingent Deferred Sales Charge
Fund	Class A	Class B	Class C
Enhanced Income	$34	$—	N/A
Government Income	1,455	—	—
High Quality Floating Rate	890	N/A	N/A
Inflation Protected Securities	2,829	N/A	—
Short Duration Government	4,336	—	15
Short Duration Income	103	N/A	—

D.  Service Plan and Shareholder Administration Plan — The Trust, on behalf of each Fund that offers Service Shares, has adopted a Service Plan and a Shareholder Administration Plan. These plans allow for service organizations to provide varying levels of personal and account maintenance and shareholder administration services to their customers who are beneficial owners of such shares. The Service Plan and Shareholder Administration Plan each provide for compensation to the service organizations which is accrued daily and paid monthly at an annual rate of 0.25% (0.50% in aggregate) of the average daily net assets of the Service Shares.

E.  Transfer Agency Agreement — Goldman Sachs also serves as the transfer agent of the Funds for a fee pursuant to a Transfer Agency Agreement. The fees charged for such transfer agency services are accrued daily and paid monthly at annual rates as follows: 0.13% of the average daily net assets of Class A, Class B, Class C, Class IR and Class R Shares and 0.04% of the average daily net assets of Institutional and Service Shares.

F.  Other Expense Agreements and Affiliated Transactions — GSAM has agreed to limit certain “Other Expense” of the Funds (excluding transfer agent fees and expenses, service fees and shareholder administration fees (as applicable), taxes, interest, brokerage fees, litigation, indemnification, shareholder meetings and other extraordinary expenses) to the extent such expenses exceed, on an annual basis, a percentage rate of the average daily net assets of each Fund. Such Other Expense reimbursements, if any, are accrued daily and paid monthly. In addition, the Funds are not obligated to reimburse GSAM for prior fiscal year expense reimbursements, if any. The Other Expense limitations as an annual percentage rate of average daily net assets for Enhanced Income, Government Income, High Quality Floating Rate, Inflation Protected Securities, Short Duration Government and Short Duration Income Funds are 0.064%, 0.004%, 0.014%, 0.044%, 0.004% and 0.014% respectively. Prior to July 29, 2013, the Other Expense limitation for the High Quality Floating Rate Fund was 0.054%. These Other Expense limitations will remain in place through at least July 29, 2014, and prior to such date GSAM may not terminate the arrangements without the approval of the Trustees. In addition, the Funds have entered into certain offset arrangements with the custodian and the transfer agent, which may result in a reduction of the Funds’ expenses and are received irrespective of the application of the “Other Expense” limitations described above.

GOLDMAN SACHS SHORT DURATION AND GOVERNMENT FIXED INCOME FUNDS

5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

For the six months ended September 30, 2013, these expense reductions, including any fee waivers and Other Expense reimbursements, were as follows:

	Fee Waivers
Fund	Management Fees	Class B Distribution and Service Fees	Class C Distribution and Service Fees	Service Class Fees	Other Expense Reimbursements	Total Expense Reductions
Enhanced Income	$—	$221	N/A	N/A	$107,873	$108,094
Government Income	35,999	2,839	$8,436	$—	349,417	396,691
High Quality Floating Rate	94,572	—	—	—	164,104	258,676
Inflation Protected Securities	206,345	NA	—	NA	104,440	310,785
Short Duration Government	387,892	136	109,797	—	308,203	806,028
Short Duration Income	—	N/A	654	N/A	221,188	221,842

As of September 30, 2013, the amounts owed to affiliates of the Funds were as follows:

	Management Fees	Distribution and Service Fees	Transfer Agent Fees	Total
Enhanced Income	$81,924	$11,693	$17,350	$110,967
Government Income	294,463	75,065	42,523	412,051
High Quality Floating Rate	67,744	13,434	13,707	94,885
Inflation Protected Securities	40,383	19,786	12,314	72,483
Short Duration Government	522,383	96,700	77,377	696,460
Short Duration Income	34,444	549	3,598	38,591

G.  Line of Credit Facility — As of September 30, 2013, the Funds participated in a $780,000,000 committed, unsecured revolving line of credit facility (the “facility”) together with other funds of the Trust and registered investment companies having management agreements with GSAM or its affiliates (“Other Borrowers”). Pursuant to the terms of the facility, the Funds and Other Borrowers could increase the credit amount by an additional $220,000,000, for a total of up to $1,000,000,000. This facility is to be used solely for temporary or emergency purposes, which may include the funding of redemptions. The interest rate on borrowings is based on the federal funds rate. The facility also requires a fee to be paid by the Funds based on the amount of the commitment that has not been utilized. For the six months ended September 30, 2013, the Funds did not have any borrowings under the facility. Prior to May 8, 2013, the committed amount available through the facility was $630,000,000.

H.  Other Transactions with Affiliates — For the six months ended September 30, 2013, Goldman Sachs earned $855, $2,308, $274, $414, $9,382 and $468 in brokerage commissions from portfolio transactions, including futures transactions executed with Goldman Sachs as the Futures Commission Merchant on behalf of the Enhanced Income, Government Income, High Quality Floating Rate, Inflation Protected Securities, Short Duration Government, and Short Duration Income Funds, respectively.

As of September 30, 2013, the Goldman Sachs Group, Inc. was a beneficial owner of approximately 5% or more of outstanding Class B, Institutional, Class IR and Class R Shares of the following funds:

Fund	Class B	Institutional	Class IR	Class R
Enhanced Income	7%	—%	—%	—%
Short Duration Income	—	8	8	100

GOLDMAN SACHS SHORT DURATION AND GOVERNMENT FIXED INCOME FUNDS

Notes to Financial Statements (continued)

September 30, 2013 (Unaudited)

6. PORTFOLIO SECURITIES TRANSACTIONS

The cost of purchases and proceeds from sales and maturities of long-term securities for the six months ended September 30, 2013, were as follows:

Fund	Purchases of U.S. Government and Agency Obligations	Purchases (Excluding U.S. Government and Agency Obligations)	Sales and Maturities of U.S. Government and Agency Obligations	Sales and Maturities (Excluding U.S. Government and Agency Obligations)
Enhanced Income	$41,872,104	$34,321,947	$29,982,063	$96,405,403
Government Income	2,902,267,799	35,616,956	2,986,866,960	17,388,477
High Quality Floating Rate	151,913,683	14,097,758	98,306,032	23,209,065
Inflation Protected Securities	549,952,210	—	668,307,748	—
Short Duration Government	2,060,085,698	—	2,507,205,550	39,193,479
Short Duration Income	85,968,033	31,637,600	73,316,466	21,692,102

7. TAX INFORMATION

As of the Funds’ most recent fiscal year end, March 31, 2013, the Funds’ capital loss carryforwards and certain timing differences on a tax basis were as follows:

	Enhanced Income	Government Income	High Quality Floating Rate	Inflation Protected Securities	Short Duration Government	Short Duration Income
Capital loss carryforwards:(1)
Expiring 2014	$(320,682)	$—	$(2,842,873)	$—	$—	$—
Expiring 2015	(987,433)	—	(4,261,952)	—	—	—
Expiring 2016	(2,472,185)	—	—	—	—	—
Expiring 2018	(1,658,767)	—	(21,924,176)	—	—	—
Expiring 2019	(9,056,394)	—	(2,415,726)	—	—	—
Perpetual Short-Term	(2,576,500)	—	—	—	—	—
Perpetual Long-Term	(2,501,447)	—	(1,584,727)	—	—	—
Total capital loss carryforwards	$(19,573,408)	$—	$(33,029,454)	$—	$—	$—
Timing differences (income distributions payable, qualified late year and straddle loss deferrals)	$(93,588)	$(8,475,197)	$(404,101)	$(8,428,236)	$(14,855,690)	$(188,402)

(1)	Except for perpetual capital loss carryforwards, expiration occurs on March 31 of the year indicated.

GOLDMAN SACHS SHORT DURATION AND GOVERNMENT FIXED INCOME FUNDS

7. TAX INFORMATION (continued)

As of September 30, 2013, the Funds’ aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes were as follows:

	Enhanced Income	Government Income	High Quality Floating Rate	Inflation Protected Securities	Short Duration Government	Short Duration Income
Tax Cost	$376,543,889	$753,063,224	$268,064,126	$236,840,105	$1,442,714,972	$107,730,059
Gross unrealized gain	1,475,982	10,313,133	1,764,480	968,803	20,636,981	967,712
Gross unrealized loss	(990,572)	(4,795,032)	(1,814,259)	(5,516,102)	(8,105,696)	(730,128)
Net unrealized security gain (loss)	$485,410	$5,518,101	$(49,779)	$(4,547,299)	$12,531,285	$237,584

The difference between GAAP-basis and tax-basis unrealized gains (losses) is attributable primarily to wash sales and differences related to the tax treatment of inflation protected securities, premium amortization and the accretion of market discount.

GSAM has reviewed the Funds’ tax positions for all open tax years (the current and prior three years, as applicable) and has concluded that no provision for income tax is required in the Funds’ financial statements. Such open tax years remain subject to examination and adjustment by tax authorities.

8. OTHER RISKS

The Funds’ risks include, but are not limited to, the following:

Liquidity Risk — The Funds may make investments that are illiquid or that may become less liquid in response to market developments or adverse investor perceptions. Illiquid investments may be more difficult to value. Liquidity risk may also refer to the risk that a Fund will not be able to pay redemption proceeds within the allowable time period because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, a Fund may be forced to sell investments at an unfavorable time and/or under unfavorable conditions.

Market and Credit Risks — In the normal course of business, the Funds trade financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk). Additionally, the Funds may also be exposed to credit risk in the event that an issuer fails to perform or that an institution or entity with which the Funds have unsettled or open transactions defaults.

Investing in foreign markets may involve special risks and considerations not typically associated with investing in the U.S. These risks include revaluation of currencies, high rates of inflation, repatriation restrictions on income and capital, and adverse political and economic developments. Moreover, securities issued in these markets may be less liquid, be subject to government ownership controls, have delayed settlements and their prices may be more volatile than those of comparable securities in the U.S.

Shareholder Concentration Risk — Certain funds, accounts, individuals or Goldman Sachs affiliates may from time to time own (beneficially or of record) or control a significant percentage of the Funds’ shares. Redemptions by these entities of their holdings in the Funds may impact the Funds’ liquidity and NAV. These redemptions may also force the Funds to sell securities.

9. INDEMNIFICATIONS

Under the Trust’s organizational documents, its Trustees, officers, employees and agents are indemnified, to the extent permitted by the Act and state law, against certain liabilities that may arise out of performance of their duties to the Funds. Additionally, in the course of business, the Funds enter into contracts that contain a variety of indemnification clauses. The Funds’ maximum

GOLDMAN SACHS SHORT DURATION AND GOVERNMENT FIXED INCOME FUNDS

Notes to Financial Statements (continued)

September 30, 2013 (Unaudited)

9. INDEMNIFICATIONS (continued)

exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, GSAM believes the risk of loss under these arrangements to be remote.

10. OTHER MATTERS

On August 15, 2013, a definitive proxy statement (“proxy”) was filed with the SEC to, among other things, elect certain Trustees to the Trust. The Funds will amortize their respective share of the proxy, shareholder meeting and other related costs and GSAM has agreed to reimburse each Fund to the extent such expenses exceed a specified percentage of the Fund’s net assets.

11. SUBSEQUENT EVENTS

Subsequent events after the Statement of Assets and Liabilities date have been evaluated through the date the financial statements were issued. GSAM has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

GOLDMAN SACHS SHORT DURATION AND GOVERNMENT FIXED INCOME FUNDS

12. SUMMARY OF SHARE TRANSACTIONS

Share activity is as follows:

	Enhanced Income Fund

	For the Six Months Ended September 30, 2013 (Unaudited)		For the Fiscal Year Ended March 31, 2013

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	3,090,282	$29,248,057	6,521,949	$61,935,562
Reinvestment of distributions	14,566	137,922	64,100	608,251
Shares converted from Class B(a)	1,692	16,012	12,405	117,858
Shares redeemed	(3,652,897)	(34,565,096)	(12,851,034)	(121,987,823)
	(546,357)	(5,163,105)	(6,252,580)	(59,326,152)
Class B Shares
Shares sold	—	—	1	8
Reinvestment of distributions	3	35	22	208
Shares converted to Class A(a)	(1,695)	(16,012)	(12,428)	(117,858)
Shares redeemed	(4,258)	(40,218)	(16,741)	(158,633)
	(5,950)	(56,195)	(29,146)	(276,275)
Institutional Shares
Shares sold	24,446,112	231,186,380	37,329,360	353,778,588
Reinvestment of distributions	136,088	1,287,327	374,716	3,551,991
Shares redeemed	(11,957,086)	(113,089,228)	(48,263,963)	(457,406,849)
	12,625,114	119,384,479	(10,559,887)	(100,076,270)
Administration Shares
Shares sold	831	7,882	2,348	22,333
Reinvestment of distributions	70	671	281	2,673
Shares redeemed	(1,582)	(15,037)	(156,524)	(1,488,759)
	(681)	(6,484)	(153,895)	(1,463,753)
Class IR Shares
Shares sold	153	1,449	37,096	351,706
Reinvestment of distributions	416	3,931	1,747	16,557
Shares redeemed	(74,680)	(706,489)	(112,273)	(1,064,116)
	(74,111)	(701,109)	(73,430)	(695,853)
NET INCREASE (DECREASE)	11,998,015	$113,457,586	(17,068,938)	$(161,838,303)

(a)	Class B Shares automatically convert into Class A Shares on or about the fifteenth day of the last month of the calendar quarter that is eight years after the initial purchase date of either the Fund or another Goldman Sachs Fund.

GOLDMAN SACHS SHORT DURATION AND GOVERNMENT FIXED INCOME FUNDS

Notes to Financial Statements (continued)

September 30, 2013 (Unaudited)

12. SUMMARY OF SHARE TRANSACTIONS (continued)

Share activity is as follows:

	Government Income Fund

	For the Six Months Ended September 30, 2013 (Unaudited)		For the Fiscal Year Ended March 31, 2013

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	1,468,212	$21,708,415	5,015,302	$77,489,526
Reinvestment of distributions	61,425	904,679	931,302	14,146,407
Shares converted from Class B(a)	21,231	312,188	56,690	867,542
Shares redeemed	(5,472,864)	(80,760,864)	(12,731,886)	(196,024,543)
	(3,921,996)	(57,835,582)	(6,728,592)	(103,521,068)
Class B Shares
Shares sold	2,003	29,926	53,745	827,766
Reinvestment of distributions	308	4,510	21,386	323,724
Shares converted to Class A(a)	(21,231)	(312,188)	(56,690)	(867,542)
Shares redeemed	(127,003)	(1,866,101)	(260,908)	(4,018,871)
	(145,923)	(2,143,853)	(242,467)	(3,734,923)
Class C Shares
Shares sold	92,570	1,366,457	488,310	7,534,250
Reinvestment of distributions	842	12,346	57,433	868,542
Shares redeemed	(560,408)	(8,280,180)	(926,941)	(14,238,307)
	(466,996)	(6,901,377)	(381,198)	(5,835,515)
Institutional Shares
Shares sold	4,434,989	65,329,991	16,216,247	249,170,782
Reinvestment of distributions	103,400	1,519,545	808,535	12,251,214
Shares redeemed	(4,297,692)	(63,263,185)	(9,594,977)	(146,609,378)
	240,697	3,586,351	7,429,805	114,812,618
Service Shares
Shares sold	368,148	5,400,586	2,047,613	31,345,142
Reinvestment of distributions	12,286	180,529	191,548	2,899,067
Shares redeemed	(1,784,067)	(26,130,010)	(2,766,367)	(42,471,268)
	(1,403,633)	(20,548,895)	(527,206)	(8,227,059)
Class IR Shares
Shares sold	205,974	3,019,169	99,378	1,550,773
Reinvestment of distributions	929	13,637	5,329	81,019
Shares redeemed	(46,386)	(682,660)	(112,715)	(1,754,371)
	160,517	2,350,146	(8,008)	(122,579)
Class R Shares
Shares sold	173,459	2,562,198	580,648	8,967,812
Reinvestment of distributions	4,337	63,719	65,536	992,602
Shares redeemed	(144,198)	(2,132,525)	(510,549)	(7,847,312)
	33,598	493,392	135,635	2,113,102
NET DECREASE	(5,503,736)	$(80,999,818)	(322,031)	$(4,515,424)

(a)	Class B Shares automatically convert into Class A Shares on or about the fifteenth day of the last month of the calendar quarter that is eight years after the initial purchase date of either the Fund or another Goldman Sachs Fund.

GOLDMAN SACHS SHORT DURATION AND GOVERNMENT FIXED INCOME FUNDS

12. SUMMARY OF SHARE TRANSACTIONS (continued)

Share activity is as follows:

	High Quality Floating Rate Fund

	For the Six Months Ended September 30, 2013 (Unaudited)		For the Fiscal Year Ended March 31, 2013

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	3,218,503	$28,271,257	3,055,691	$26,767,076
Reinvestment of distributions	8,193	71,892	26,309	230,500
Shares redeemed	(1,305,690)	(11,459,233)	(7,477,913)	(65,598,280)
	1,921,006	16,883,916	(4,395,913)	(38,600,704)
Institutional Shares
Shares sold	14,286,299	125,353,651	16,227,150	142,424,709
Reinvestment of distributions	45,120	395,780	97,572	855,115
Shares redeemed	(9,890,190)	(86,742,553)	(22,555,537)	(197,817,129)
	4,441,229	39,006,878	(6,230,815)	(54,537,305)
Service Shares
Shares sold	15,979	141,055	352	3,103
Reinvestment of distributions	13	117	68	597
Shares redeemed	(6,609)	(58,288)	(33,164)	(291,396)
	9,383	82,884	(32,744)	(287,696)
Class IR Shares
Shares sold	96,321	843,773	262,173	2,295,154
Reinvestment of distributions	398	3,490	948	8,297
Shares redeemed	(29,223)	(256,002)	(253,180)	(2,217,276)
	67,496	591,261	9,941	86,175
NET INCREASE (DECREASE)	6,439,114	$56,564,939	(10,649,531)	$(93,339,530)

GOLDMAN SACHS SHORT DURATION AND GOVERNMENT FIXED INCOME FUNDS

Notes to Financial Statements (continued)

September 30, 2013 (Unaudited)

12. SUMMARY OF SHARE TRANSACTIONS (continued)

Share activity is as follows:

	Inflation Protected Securities Fund

	For the Six Months Ended September 30, 2013 (Unaudited)		For the Fiscal Year Ended March 31, 2013

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	1,510,385	$15,877,881	5,494,983	$62,714,454
Reinvestment of distributions	18,058	194,613	409,664	4,694,050
Shares redeemed	(4,374,451)	(47,022,517)	(10,383,922)	(117,891,809)
	(2,846,008)	(30,950,023)	(4,479,275)	(50,483,305)
Class C Shares
Shares sold	57,578	628,804	361,494	4,181,470
Reinvestment of distributions	2,516	26,930	54,665	628,133
Shares redeemed	(566,324)	(6,070,969)	(884,764)	(10,123,081)
	(506,230)	(5,415,235)	(468,605)	(5,313,478)
Institutional Shares
Shares sold	4,790,720	51,184,757	13,351,005	152,153,055
Reinvestment of distributions	102,763	1,110,046	660,740	7,595,043
Shares redeemed	(12,097,211)	(127,858,738)	(3,734,541)	(42,769,837)
	(7,203,728)	(75,563,935)	10,277,204	116,978,261
Class IR Shares
Shares sold	48,197	513,437	538,397	6,171,062
Reinvestment of distributions	1,257	13,493	16,031	183,792
Shares redeemed	(183,090)	(1,952,319)	(268,097)	(3,081,203)
	(133,636)	(1,425,389)	286,331	3,273,651
Class R Shares
Shares sold	189,083	2,019,608	96,760	1,107,890
Reinvestment of distributions	720	7,712	6,791	77,977
Shares redeemed	(52,548)	(553,591)	(50,173)	(574,899)
	137,255	1,473,729	53,378	610,968
NET INCREASE (DECREASE)	(10,552,347)	$(111,880,853)	5,669,033	$65,066,097

GOLDMAN SACHS SHORT DURATION AND GOVERNMENT FIXED INCOME FUNDS

12. SUMMARY OF SHARE TRANSACTIONS (continued)

Share activity is as follows:

	Short Duration Government Fund

	For the Six Months Ended September 30, 2013 (Unaudited)		For the Fiscal Year Ended March 31, 2013

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	5,884,665	$60,040,665	22,925,195	$235,986,236
Reinvestment of distributions	111,706	1,140,125	522,032	5,363,762
Shares converted from Class B(a)	—	—	762	7,845
Shares redeemed	(21,088,426)	(215,314,700)	(55,889,182)	(574,802,959)
	(15,092,055)	(154,133,910)	(32,441,193)	(333,445,116)
Class B Shares
Shares sold	1	14	1,059	10,870
Reinvestment of distributions	12	118	136	1,389
Shares converted to Class A(a)	—	—	(765)	(7,845)
Shares redeemed	(13,794)	(140,367)	(22,141)	(226,967)
	(13,781)	(140,235)	(21,711)	(222,553)
Class C Shares
Shares sold	291,881	2,958,357	713,950	7,298,634
Reinvestment of distributions	6,520	66,106	28,650	292,189
Shares redeemed	(1,484,175)	(15,047,448)	(3,241,780)	(33,133,073)
	(1,185,774)	(12,022,985)	(2,499,180)	(25,542,250)
Institutional Shares
Shares sold	24,231,373	246,501,082	56,457,547	578,654,456
Reinvestment of distributions	492,974	5,013,312	1,252,796	12,835,220
Shares redeemed	(40,312,990)	(410,132,713)	(69,949,364)	(717,266,777)
	(15,588,643)	(158,618,319)	(12,239,021)	(125,777,101)
Service Shares
Shares sold	195,539	1,985,881	549,448	5,626,423
Reinvestment of distributions	11,647	118,317	38,488	393,594
Shares redeemed	(1,056,086)	(10,723,141)	(2,120,001)	(21,716,847)
	(848,900)	(8,618,943)	(1,532,065)	(15,696,830)
Class IR Shares
Shares sold	475,922	4,859,279	1,057,598	10,890,861
Reinvestment of distributions	9,543	97,457	32,811	337,444
Shares redeemed	(1,074,594)	(10,973,328)	(2,195,480)	(22,591,260)
	(589,129)	(6,016,592)	(1,105,071)	(11,362,955)
NET DECREASE	(33,318,282)	$(339,550,984)	(49,838,241)	$(512,046,805)

(a)	Class B Shares automatically convert into Class A Shares on or about the fifteenth day of the last month of the calendar quarter that is eight years after the initial purchase date of either the Fund or another Goldman Sachs Fund.

GOLDMAN SACHS SHORT DURATION AND GOVERNMENT FIXED INCOME FUNDS

Notes to Financial Statements (continued)

September 30, 2013 (Unaudited)

12. SUMMARY OF SHARE TRANSACTIONS (continued)

Share activity is as follows:

	Short Duration Income Fund

	For the Six Months Ended September 30, 2013 (Unaudited)		For the Fiscal Year Ended March 31, 2013

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	106,897	$1,075,871	2,170,049	$21,862,193
Reinvestment of distributions	628	6,352	19,505	197,535
Shares redeemed	(36,378)	(367,101)	(2,279,451)	(23,181,813)
	71,147	715,122	(89,897)	(1,122,085)
Class C Shares
Shares sold	25,716	261,375	124,220	1,254,699
Reinvestment of distributions	124	1,252	225	2,281
Shares redeemed	(136)	(1,371)	(108,301)	(1,095,102)
	25,704	261,256	16,144	161,878
Institutional Shares
Shares sold	6,755,224	68,495,703	8,221,773	83,562,727
Reinvestment of distributions	61,309	620,736	64,751	657,100
Shares redeemed	(4,283,295)	(43,444,068)	(1,673,044)	(17,012,641)
	2,533,238	25,672,371	6,613,480	67,207,186
Class IR Shares
Shares sold	7,931	79,774	14,241	144,600
Reinvestment of distributions	62	632	160	1,624
Shares redeemed	(10,078)	(103,066)	(438)	(4,454)
	(2,085)	(22,660)	13,963	141,770
Class R Shares
Reinvestment of distributions	4	43	13	129
NET INCREASE	2,628,008	$26,626,132	6,553,703	$66,388,878

GOLDMAN SACHS SHORT DURATION AND GOVERNMENT FIXED INCOME FUNDS

Fund Expenses — Six Month Period Ended September 30, 2013 (Unaudited)

As a shareholder of Class A, Class B, Class C, Institutional, Administration, Service, Class IR or Class R Shares of a Fund, you incur two types of costs: (1) transaction costs, including sales charges on purchase payments (with respect to Class A Shares), contingent deferred sales charges on redemptions (with respect to Class B and Class C Shares), and (2) ongoing costs, including management fees; distribution and service (12b-1) fees (with respect to Class A, Class B, Class C and Class R Shares); and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in Class A, Class B, Class C, Institutional, Administration, Service, Class IR or Class R Shares of the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from April 1, 2013 through September 30, 2013.

Actual Expenses — The first line under each share class in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes — The second line under each share class in the table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual net expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges, redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Enhanced Income Fund				Government Income Fund				High Quality Floating Rate Fund
Share Class	Beginning Account Value 4/1/13	Ending Account Value 9/30/13		Expenses Paid for the 6 months ended 9/30/13*	Beginning Account Value 4/1/13	Ending Account Value 9/30/13		Expenses Paid for the 6 months ended 9/30/13*	Beginning Account Value 4/1/13	Ending Account Value 9/30/13		Expenses Paid for the 6 months ended 9/30/13*
Class A
Actual	$1,000.00	$999.60		$3.46	$1,000.00	$982.10		$4.57	$1,000.00	$1,001.50		$3.66
Hypothetical 5% return	1,000.00	1,021.61	+	3.50	1,000.00	1,020.46	+	4.66	1,000.00	1,021.41	+	3.70
Class B
Actual	1,000.00	996.00		6.05	1,000.00	978.80		7.89	N/A	N/A		N/A
Hypothetical 5% return	1,000.00	1,019.00	+	6.12	1,000.00	1,017.10	+	8.04	N/A	N/A		N/A
Class C
Actual	N/A	N/A		N/A	1,000.00	978.80		7.89	N/A	N/A		N/A
Hypothetical 5% return	N/A	N/A		N/A	1,000.00	1,017.10	+	8.04	N/A	N/A		N/A
Institutional
Actual	1,000.00	1,001.30		1.76	1,000.00	984.40		2.89	1,000.00	1,002.10		1.96
Hypothetical 5% return	1,000.00	1,023.31	+	1.78	1,000.00	1,022.16	+	2.94	1,000.00	1,023.11	+	1.98
Administration
Actual	1,000.00	1,000.00		3.01	N/A	N/A		N/A	N/A	N/A		N/A
Hypothethical 5% return	1,000.00	1,022.06	+	3.04	N/A	N/A		N/A	N/A	N/A		N/A
Service
Actual	N/A	N/A		N/A	1,000.00	981.30		5.36	1,000.00	999.60		4.41
Hypothetical 5% return	N/A	N/A		N/A	1,000.00	1,019.65	+	5.47	1,000.00	1,020.66	+	4.46
Class IR
Actual	1,000.00	999.80		2.26	1,000.00	983.40		3.33	1,000.00	1,001.60		2.41
Hypothetical 5% return	1,000.00	1,022.81	+	2.28	1,000.00	1,021.71	+	3.40	1,000.00	1,022.66	+	2.43
Class R
Actual	N/A	N/A		N/A	1,000.00	980.90		5.81	N/A	N/A		N/A
Hypothetical 5% return	N/A	N/A		N/A	1,000.00	1,019.20	+	5.92	N/A	N/A		N/A

GOLDMAN SACHS SHORT DURATION AND GOVERNMENT FIXED INCOME FUNDS

Fund Expenses — Six Month Period Ended September 30, 2013 (Unaudited) (continued)

	Inflation Protected Securities Fund				Short Duration Government Fund				Short Duration Income Fund
Share Class	Beginning Account Value 4/1/13	Ending Account Value 9/30/13		Expenses Paid for the 6 months ended 9/30/13*	Beginning Account Value 4/1/13	Ending Account Value 9/30/13		Expenses Paid for the 6 months ended 9/30/13*	Beginning Account Value 4/1/13	Ending Account Value 9/30/13		Expenses Paid for the 6 months ended 9/30/13*
Class A
Actual	$1,000.00	$937.10		$3.01	$1,000.00	$998.60		$4.11	$1,000.00	$998.60		$4.01
Hypothetical 5% return	1,000.00	1,021.96	+	3.14	1,000.00	1,020.96	+	4.15	1,000.00	1,021.06	+	4.05
Class B
Actual	N/A	N/A		N/A	1,000.00	996.70		7.01	N/A	N/A		N/A
Hypothetical 5% return	N/A	N/A		N/A	1,000.00	1,018.05	+	7.08	N/A	N/A		N/A
Class C
Actual	1,000.00	932.90		6.69	1,000.00	996.60		6.11	1,000.00	996.60		6.01
Hypothetical 5% return	1,000.00	1,018.15	+	6.98	1,000.00	1,018.95	+	6.17	1,000.00	1,019.05	+	6.07
Institutional
Actual	1,000.00	939.10		1.41	1,000.00	1,000.30		2.41	1,000.00	1,000.30		2.31
Hypothetical 5% return	1,000.00	1,023.61	+	1.47	1,000.00	1,022.66	+	2.43	1,000.00	1,022.76	+	2.33
Service
Actual	N/A	N/A		N/A	1,000.00	997.80		4.91	N/A	N/A		N/A
Hypothetical 5% return	N/A	N/A		N/A	1,000.00	1,020.15	+	4.96	N/A	N/A		N/A
Class IR
Actual	1,000.00	937.80		1.85	1,000.00	999.90		2.86	1,000.00	999.80		2.76
Hypothetical 5% return	1,000.00	1,023.16	+	1.93	1,000.00	1,022.21	+	2.89	1,000.00	1,022.31	+	2.79
Class R
Actual	1,000.00	935.80		4.22	N/A	N/A		N/A	1,000.00	997.30		5.16
Hypothetical 5% return	1,000.00	1,020.71	+	4.41	N/A	N/A		N/A	1,000.00	1,019.90	+	5.22
Administration
Actual	N/A	N/A		N/A	N/A	N/A		N/A	N/A	N/A		N/A
Hypothethical 5% return	N/A	N/A		N/A	N/A	N/A		N/A	N/A	N/A		N/A

*	Expenses for each share class are calculated using each Fund’s annualized net expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended September 30, 2013. Expenses are calculated by multiplying the annualized net expense ratio by the average account value for the period; then multiplying the result by the number of days in the most recent fiscal half year; and then dividing that result by the number of days in the fiscal year. The annualized net expense ratios for the period were as follows:

Fund	Class A	Class B	Class C	Institutional	Service	Class IR	Class R
Enhanced Income	0.69%	1.21%	N/A	0.35%	N/A	0.45%	N/A
Government Income	0.92	1.59	1.59%	0.58	1.08%	0.67	1.17%
High Quality Floating Rate	0.73	N/A	N/A	0.39	0.88	0.48	N/A
Inflation Protected Securities	0.62	N/A	1.38	0.29	N/A	0.37	0.87
Short Duration Government	0.82	1.40	1.22	0.48	0.98	0.57	N/A
Short Duration Income	0.80	N/A	1.20	0.46	N/A	0.55	1.03

+	Hypothetical expenses are based on each Fund’s actual annualized net expense ratios and an assumed rate of return of 5% per year before expenses.

GOLDMAN SACHS SHORT DURATION AND GOVERNMENT FIXED INCOME FUNDS

Statement Regarding Basis for Approval of Management Agreements (Unaudited)

Background

The Goldman Sachs Enhanced Income, Goldman Sachs Government Income, Goldman Sachs High Quality Floating Rate, Goldman Sachs Inflation Protected Securities, Goldman Sachs Short Duration Government and Goldman Sachs Short Duration Income Funds (the “Funds”) are investment portfolios of Goldman Sachs Trust (the “Trust”). The Board of Trustees oversees the management of the Trust and reviews the investment performance and expenses of the Funds at regularly scheduled meetings held during the year. In addition, the Board of Trustees determines annually whether to approve the continuance of the Trust’s investment management agreements (the “Management Agreements”) with Goldman Sachs Asset Management, L.P. (the “Investment Adviser”) on behalf of the Funds.

The Management Agreements were most recently approved for continuation until June 30, 2014 by the Board of Trustees, including those Trustees who are not parties to the Management Agreements or “interested persons” (as defined in the Investment Company Act of 1940, as amended) of any party thereto (the “Independent Trustees”), at a meeting held on June 12-13, 2013 (the “Annual Meeting”).

The review process undertaken by the Trustees spans the course of the year and culminates with the Annual Meeting. To assist the Trustees in their deliberations, the Trustees have established a Contract Review Committee (the “Committee”), comprised of the Independent Trustees. The Committee held four meetings over the course of the year since the Management Agreements were last approved. At those Committee meetings, regularly scheduled Board or other committee meetings and/or the Annual Meeting, the Board, or the Independent Trustees, as applicable, considered matters relating to the Management Agreements, including:

(a)	the nature and quality of the advisory, administrative and other services provided to the Funds by the Investment Adviser and its affiliates, including information about:
(i)	the structure, staff and capabilities of the Investment Adviser and its portfolio management teams;
(ii)	the groups within the Investment Adviser and its affiliates that support the portfolio management teams or provide other types of necessary services, including fund services groups (e.g., accounting and financial reporting, tax, shareholder services and operations), controls and risk management groups (e.g., legal, compliance, valuation oversight, credit risk management, internal audit, compliance testing, market risk analysis, finance and strategy and central funding), sales and distribution support groups and others (e.g., information technology and training);
(iii)	trends in headcount;
(iv)	the Investment Adviser’s financial resources and ability to hire and retain talented personnel and strengthen its operations; and
(v)	the parent company’s support of the Investment Adviser and its mutual fund business, as expressed by the firm’s senior management;
(b)	information on the investment performance of the Funds, including comparisons to the performance of similar mutual funds, as provided by a third party mutual fund data provider engaged as part of the contract review process (the “Outside Data Provider”), benchmark performance indices, and comparable institutional composites managed by the Investment Adviser (in the case of the Enhanced Income and Short Duration Income Funds), and general investment outlooks in the markets in which the Funds invest;
(c)	the terms of the Management Agreements and agreements with affiliated service providers entered into by the Trust on behalf of the Funds;
(d)	expense information for the Funds, including:
(i)	the relative management fee and expense levels of the Funds as compared to those of comparable funds managed by other advisers, as provided by the Outside Data Provider;
(ii)	each Fund’s expense trends over time; and
(iii)	to the extent the Investment Adviser manages institutional accounts or collective investment vehicles having investment objectives and policies similar to those of the Funds, comparative information on the advisory fees charged and services provided to those accounts by the Investment Adviser;
(e)	with respect to the extensive investment performance and expense comparison data provided by the Outside Data Provider, its processes in producing that data for the Funds;
(f)	the undertakings of the Investment Adviser to waive a portion of its management fees (with respect to each Fund other than the Enhanced Income and Short Duration Income Funds) and to limit certain expenses of each of the Funds that exceed specified levels; the undertakings of Goldman, Sachs & Co. (“Goldman Sachs”), the Funds’ affiliated distributor, to waive a portion of the distribution and service fees paid by the Short Duration Government Fund’s Class B and Class C Shares and the Short Duration Income Fund’s Class C Shares; and a summary of contractual fee reductions made by the Investment Adviser and/or its affiliates over the past several years with respect to the Funds;
(g)	information relating to the profitability of the Management Agreements and the transfer agency and distribution and service arrangements of each of the Funds and the Trust as a whole to the Investment Adviser and its affiliates;
(h)	whether each Fund’s existing management fee schedule adequately addressed any economies of scale;
(i)	a summary of the “fall-out” benefits derived by the Investment Adviser and its affiliates from their relationships with the Funds, including the fees received by the Investment Adviser’s affiliates from the Funds for transfer agency, portfolio trading, distribution and other services;

GOLDMAN SACHS SHORT DURATION AND GOVERNMENT FIXED INCOME FUNDS

Statement Regarding Basis for Approval of Management Agreements (Unaudited) (continued)

(j)	a summary of potential benefits derived by the Funds as a result of their relationship with the Investment Adviser;
(k)	information regarding portfolio trading and how the Investment Adviser carries out its duty to seek best execution;
(l)	portfolio manager ownership of Fund shares; the manner in which portfolio manager compensation is determined; and the number and types of accounts managed by the portfolio managers;
(m)	the nature and quality of the services provided to the Funds by their unaffiliated service providers, and the Investment Adviser’s general oversight and evaluation (including reports on due diligence) of those service providers as part of the administration services provided under the Management Agreements; and
(n)	the Investment Adviser’s processes and policies addressing various types of potential conflicts of interest; its approach to risk management; the annual review of the effectiveness of the Funds’ compliance program; and periodic compliance reports.

The Trustees also received an overview of the Funds’ distribution arrangements. They received information regarding the Funds’ assets, share purchase and redemption activity and the payment of Rule 12b-1 distribution and service fees by the Funds and the payment of non-Rule 12b-1 shareholder service and/or administration fees by those Funds offering Service or Administration Shares. Information was also provided to the Trustees relating to revenue sharing payments made by and services provided by the Investment Adviser and its affiliates to intermediaries that promote the sale, distribution and/or servicing of Fund shares.

The presentations made at the Board and Committee meetings and at the Annual Meeting encompassed the Funds and other mutual fund portfolios for which the Board of Trustees has responsibility. In evaluating the Management Agreements at the Annual Meeting, the Trustees relied upon their knowledge, resulting from their meetings and other interactions throughout the year, of the Investment Adviser, its affiliates, their services and the Funds. In conjunction with these meetings, the Trustees received written materials and oral presentations on the topics covered, and were advised by their independent legal counsel regarding their responsibilities and other regulatory requirements related to the approval and continuation of mutual fund investment management agreements under applicable law. In addition, the Investment Adviser and its affiliates provided the Independent Trustees with a written response to a formal request for information sent on behalf of the Independent Trustees by their independent legal counsel. During the course of their deliberations, the Independent Trustees met in executive sessions with their independent legal counsel, without representatives of the Investment Adviser or its affiliates present. The Independent Trustees also discussed the broad range of other investment choices that are available to Fund investors, including the availability of comparable funds managed by other advisers.

Nature, Extent and Quality of the Services Provided Under the Management Agreements

As part of their review, the Trustees considered the nature, extent and quality of the services provided by the Investment Adviser. In this regard, the Trustees considered both the investment advisory services and non-advisory services that are provided to the Funds by the Investment Adviser and its affiliates. The Trustees noted the transition in the leadership and changes in personnel of various of the Investment Adviser’s portfolio management teams that had occurred in recent periods, and the ongoing recruitment efforts aimed at bringing high quality investment talent to the Investment Adviser. The Trustees concluded that the Investment Adviser continued to commit substantial financial and operational resources to the Funds and expressed confidence that the Investment Adviser would continue to do so in the future. The Trustees also recognized that the Investment Adviser had made significant commitments to address regulatory compliance requirements applicable to the Funds and the Investment Adviser.

Investment Performance

The Trustees also considered the investment performance of the Funds. In this regard, they compared the investment performance of each Fund (except for the Short Duration Income Fund, which commenced operations in 2012) to its peers using rankings and ratings compiled by the Outside Data Provider as of December 31, 2012, and updated performance information for each Fund (including the Short Duration Income Fund) prepared by the Investment Adviser using the peer groups identified by the Outside Data Provider as of March 31, 2013. The information on each Fund’s investment performance was provided for the one-, three-, five- and ten-year periods ending on the applicable dates, to the extent that each Fund had been in existence for those periods. The Trustees also reviewed each Fund’s investment performance over time (including on a year-by-year basis) relative to its performance benchmark (comparative information for the one-year period ended March 31, 2013 was provided for the Short Duration Income Fund). As part of this review, they considered the investment performance trends of the Funds (with the exception of the Short Duration Income Fund) over time, and reviewed the investment performance of each Fund in light of its investment objective and policies and market conditions. The Trustees also received information comparing the Enhanced Income and Short Duration Income Funds’ performance to that of comparable institutional composites managed by the Investment Adviser.

In addition, the Trustees considered materials prepared and presentations made by the Investment Adviser’s senior management and portfolio management personnel, in which Fund performance was assessed. The Trustees also considered the Investment Adviser’s periodic reports with respect to the Funds’ risk profiles, and how the Investment Adviser’s approach to risk monitoring and management influences portfolio management.

The Trustees observed that the Enhanced Income Fund’s Class A Shares had placed in the third quartile for the one-, five-, and ten-year periods and in the fourth quartile for the three-year period, and had outperformed the Fund’s benchmark index for the one- and five-year periods and underperformed for the three- and ten-year periods ended March 31, 2013. They observed that the Government Income Fund’s Class A Shares had placed in the second quartile of the Fund’s peer group for the ten-year period and

GOLDMAN SACHS SHORT DURATION AND GOVERNMENT FIXED INCOME FUNDS

Statement Regarding Basis for Approval of Management Agreements (Unaudited) (continued)

in the third quartile for the one-, three-, and five-year periods, and had underperformed the Fund’s benchmark index for the one-, three-, five-, and ten-year periods ended March 31, 2013. They noted that the High Quality Floating Rate Fund’s Class A Shares had placed in the fourth quartile of the Fund’s peer group for the one-, three-, five-, and ten-year periods, and had outperformed the Fund’s benchmark index for the one- and five-year periods and underperformed for the three- and ten-year periods ended March 31, 2013. The Independent Trustees noted that the Inflation Protected Securities Fund’s Class A Shares had placed in the top half of the Fund’s peer group for the one-, three-, and five-year periods, and had underperformed the Fund’s benchmark index for the one-, three-, and five-year periods ended March 31, 2013. They observed that the Short Duration Government Fund’s Class A Shares had placed in the second quartile of the Fund’s peer group for the ten-year period, in the third quartile for the one- and five-year periods, and in the fourth quartile for the three-year period, and had outperformed the Fund’s benchmark index for the five- and ten-year periods and underperformed its benchmark index for the one- and three-year periods ended March 31, 2013. The Trustees noted that, although the Short Duration Income Fund had launched on February 29, 2012 and did not yet have a meaningful performance history, the Short Duration Income Fund’s Class A Shares had placed in the first quartile of its peer group and had outperformed its benchmark index for the one-year period ended March 31, 2013. The Trustees also noted the addition of a key hire to the Investment Adviser’s staff in 2012.

Costs of Services Provided and Competitive Information

The Trustees considered the contractual terms of the Management Agreements and the fee rates payable by each applicable Fund thereunder. In this regard, the Trustees considered information on the services rendered by the Investment Adviser to the Funds, which included both advisory and administrative services that were directed to the needs and operations of the Funds as registered mutual funds.

In particular, the Trustees reviewed analyses prepared by the Outside Data Provider regarding the expense rankings of the Funds. The analyses provided a comparison of the Funds’ management fees and breakpoints to those of relevant peer groups and category universes; an expense analysis which compared each Fund’s overall net and gross expenses to a peer group and a category universe; and a five-year history (or, in the case of Funds that commenced investment operations within a shorter period, since the year in which it commenced operations), comparing each Fund’s net expenses to the peer and category medians. The analyses also compared each Fund’s transfer agency, custody, and distribution fees, other expenses and fee waivers/reimbursements to those of the peer group and category medians. The Trustees concluded that the comparisons provided by the Outside Data Provider were useful in evaluating the reasonableness of the management fees and total expenses paid by the Funds.

In addition, the Trustees considered the Investment Adviser’s undertakings to waive a portion of its management fees payable by the Funds (except for the Enhanced Income and Short Duration Income Funds) and to limit certain expenses of each of the Funds that exceed specified levels, and Goldman Sachs’ undertakings to waive a portion of the distribution and service fees paid by the Short Duration Government Fund’s Class B and Class C Shares and the Short Duration Income Fund’s Class C Shares. The Trustees also noted that certain changes were being made to existing fee waiver or expense limitation arrangements of the High Quality Floating Rate Fund that would have the effect of lowering total Fund expenses, with such change taking effect in connection with the Fund’s next annual registration statement update. They also considered, to the extent that the Investment Adviser manages institutional accounts or collective investment vehicles having investment objectives and policies similar to those of the Funds, comparative fee information for services provided by the Investment Adviser to those accounts, and information that indicated that services provided to the Funds differed in various significant respects from the services provided to institutional accounts, which generally operated under less stringent legal and regulatory structures, required fewer services from the Investment Adviser to a smaller number of client contact points, were less time-intensive and paid lower fees.

In addition, the Trustees noted that shareholders are able to redeem their Fund shares at any time if they believe that the Fund fees and expenses are too high or if they are dissatisfied with the performance of the Fund.

Profitability

The Trustees reviewed the Investment Adviser’s revenues and pre-tax profit margins with respect to the Trust and each of the Funds. In this regard the Trustees noted that they had received, among other things, profitability analyses and summaries, revenue and expense schedules by Fund and by function (i.e., investment management, transfer agency and distribution and service) and the Investment Adviser’s expense allocation methodology. They observed that the profitability and expense figures are substantially similar to those used by the Investment Adviser for many internal purposes, including compensation decisions among various business groups, and are thus subject to a vigorous internal debate about how certain revenue and expenses should be allocated. The Trustees also reviewed the report of the internal audit group within the Goldman Sachs organization, which included an assessment of the reasonableness and consistency of the Investment Adviser’s expense allocation methodology and an evaluation of the accuracy of the Investment Adviser’s profitability analysis calculations. Profitability data for the Trust and each Fund were provided for 2012 and 2011 (2012 only for the Short Duration Income Fund), and the Trustees considered this information in relation to the Investment Adviser’s overall profitability. The Trustees considered the Investment Adviser’s revenues and pre-tax profit margins both in absolute terms and in comparison to information on the reported pre-tax profit margins earned by certain other asset management firms.

GOLDMAN SACHS SHORT DURATION AND GOVERNMENT FIXED INCOME FUNDS

Statement Regarding Basis for Approval of Management Agreements (Unaudited) (continued)

Economies of Scale

The Trustees considered the information that had been provided regarding the Investment Adviser’s profitability. The Trustees also considered the breakpoints in the fee rate payable under the Management Agreements for each of the Funds at the following annual percentage rates of the average daily net assets of the Funds:

Average Daily Net Assets	Enhanced Income Fund	Government Income Fund	High Quality Floating Rate Fund	Inflation Protected Securities Fund	Short Duration Government Fund	Short Duration Income Fund
First $1 billion	0.25%	0.54%	0.40%	0.33%	0.50%	0.40%
Next $1 billion	0.23	0.49	0.36	0.30	0.45	0.36
Next $3 billion	0.22	0.47	0.34	0.28	0.43	0.34
Next $3 billion	0.22	0.46	0.33	0.27	0.42	0.33
Over $8 billion	0.22	0.45	0.32	0.26	0.41	0.32

The Trustees noted that the breakpoints were meant to share potential economies of scale, if any, with the Funds and their shareholders as assets under management reach those asset levels. The Trustees considered the amounts of assets in the Funds; the Funds’ recent share purchase and redemption activity; the information provided by the Investment Adviser relating to the costs of the services provided by the Investment Adviser and its affiliates and their realized profits; information comparing fee rates charged by the Investment Adviser with fee rates charged to other funds in the peer groups; and the Investment Adviser’s undertakings to waive certain fees payable by the Funds (except for the Enhanced Income and Short Duration Income Funds) and to limit certain expenses of each of the Funds that exceed specified levels. Upon reviewing these matters at the Annual Meeting, the Trustees concluded that the fee breakpoints represented a means of assuring that benefits of scalability, if any, would be passed along to shareholders at the specified asset levels. They also noted that the Investment Adviser had passed along savings to shareholders of the Short Duration Government Fund, which had asset levels above at least the first breakpoint during the prior fiscal year.

Other Benefits to the Investment Adviser and Its Affiliates

The Trustees also considered the other benefits derived by the Investment Adviser and its affiliates from their relationship with the Funds as stated above, including: (a) transfer agency fees received by Goldman Sachs; (b) futures commissions earned by Goldman Sachs for executing futures transactions on behalf of the Funds; (c) trading efficiencies resulting from aggregation of orders of the Funds with those for other funds or accounts managed by the Investment Adviser; (d) the Investment Adviser’s ability to leverage the infrastructure designed to service the Funds on behalf of its other clients; (e) the Investment Adviser’s ability to cross-market other products and services to Fund shareholders; (f) Goldman Sachs’ retention of certain fees as Fund Distributor; (h) the Investment Adviser’s ability to negotiate better pricing with custodians on behalf of its other clients, as a result of the relationship with the Funds; and (i) the possibility that the working relationship between the Investment Adviser and the Funds’ third party service providers may cause those service providers to be open to doing business with other areas of Goldman Sachs. In the course of considering the foregoing, the Independent Trustees requested and received further information quantifying certain of these fall-out benefits.

Other Benefits to the Funds and Their Shareholders

The Trustees also noted that the Funds receive certain potential benefits as a result of their relationship with the Investment Adviser, including: (a) trading efficiencies resulting from aggregation of orders of the Funds with those of other funds or accounts managed by the Investment Adviser; (b) improved servicing from vendors because of the volume of business generated by the Investment Adviser and its affiliates; (c) improved servicing from broker-dealers because of the volume of business generated by the Investment Adviser and its affiliates; (d) the Investment Adviser’s ability to negotiate favorable terms with derivatives counterparties as a result of the size and reputation of the Goldman Sachs organization; (e) the Investment Adviser’s knowledge and experience gained from managing other accounts and products; (f) the Investment Adviser’s ability to hire and retain qualified personnel to provide services to the Funds because of the reputation of the Goldman Sachs organization; (g) the Funds’ access, through the Investment Adviser, to certain firmwide resources (e.g., proprietary risk management systems and databases), subject to certain restrictions; and (h) the Funds’ access to certain affiliated distribution channels. The Trustees noted the competitive nature of the mutual fund marketplace, and noted further that many of the Funds’ shareholders invested in the Funds in part because of the Funds’ relationship with the Investment Adviser and that those shareholders have a general expectation that the relationship will continue.

Conclusion

In connection with their consideration of the Management Agreements, the Trustees gave weight to each of the factors described above, but did not identify any particular factor as controlling their decision. After deliberation and consideration of all of the information provided, including the factors described above, the Trustees concluded, in the exercise of their business judgment, that the management fees paid by each of the Funds were reasonable in light of the services provided to it by the Investment Adviser, the Investment Adviser’s costs and each Fund’s current and reasonably foreseeable asset levels. The Trustees unanimously concluded that the Investment Adviser’s continued management likely would benefit each Fund and its shareholders and that the Management Agreements should be approved and continued with respect to each applicable Fund until June 30, 2014.

FUNDS PROFILE

Goldman Sachs Funds

Goldman Sachs is a premier financial services firm, known since 1869 for creating thoughtful and customized investment solutions in complex global markets.

Today, the Investment Management Division of Goldman Sachs serves a diverse set of clients worldwide, including private institutions, public entities and individuals. With approximately $767.4 billion in assets under management as of September 30, 2013, Goldman Sachs Asset Management (“GSAM”) has portfolio management teams located around the world and our investment professionals bring firsthand knowledge of local markets to every investment decision. GSAM’s assets under management includes assets managed by Goldman Sachs Asset Management, L.P. and its Investment Advisory Affiliates.

OVERVIEW OF GOLDMAN SACHS FUNDS

Money Market1

Financial Square FundsSM

■	Financial Square Tax-Exempt Funds
■	Financial Square Federal Fund
■	Financial Square Government Fund
■	Financial Square Money Market Fund
■	Financial Square Prime Obligations Fund
■	Financial Square Treasury Instruments Fund
■	Financial Square Treasury Obligations Fund

Fixed Income

Short Duration and Government

■	Enhanced Income Fund
■	High Quality Floating Rate Fund
■	Short Duration Government Fund
■	Short Duration Income Fund
■	Government Income Fund
■	Inflation Protected Securities Fund

Multi-Sector

■	Core Fixed Income Fund
■	Core Plus Fixed Income Fund
■	Global Income Fund
■	Strategic Income Fund
■	World Bond Fund

Municipal and Tax-Free

■	High Yield Municipal Fund
■	Municipal Income Fund
■	Short Duration Tax-Free Fund

Single Sector

■	Investment Grade Credit Fund
■	U.S. Mortgages Fund
■	High Yield Fund
■	High Yield Floating Rate Fund
■	Emerging Markets Debt Fund
■	Local Emerging Markets Debt Fund
■	Dynamic Emerging Markets Debt Fund

Corporate Credit

■	Credit Strategies Fund

Fundamental Equity

■	Growth and Income Fund
■	Small Cap Value Fund
■	Mid Cap Value Fund
■	Large Cap Value Fund
■	Capital Growth Fund
■	Strategic Growth Fund
■	Focused Growth Fund
■	Small/Mid Cap Growth Fund
■	Flexible Cap Growth Fund
■	Concentrated Growth Fund
■	Technology Tollkeeper Fund
■	Growth Opportunities Fund
■	Rising Dividend Growth Fund
■	U.S. Equity Fund
■	Income Builder Fund

Structured Equity

■	Structured Tax-Managed Equity Fund
■	Structured International Tax-Managed Equity Fund
■	U.S. Equity Dividend and Premium Fund
■	International Equity Dividend and Premium Fund

Equity Insights2

■	Small Cap Equity Insights Fund
■	U.S. Equity Insights Fund
■	Small Cap Growth Insights Fund
■	Large Cap Growth Insights Fund
■	Large Cap Value Insights Fund
■	Small Cap Value Insights Fund
■	International Small Cap Insights Fund
■	International Equity Insights Fund
■	Emerging Markets Equity Insights Fund

Fundamental Equity International

■	Strategic International Equity Fund
■	Concentrated International Equity Fund
■	International Small Cap Fund
■	Asia Equity Fund
■	Emerging Markets Equity Fund
■	BRIC Fund (Brazil, Russia, India, China)
■	N-11 Equity Fund
■	China Equity Fund

Select Satellite3

■	Real Estate Securities Fund
■	International Real Estate Securities Fund
■	Commodity Strategy Fund
■	Dynamic Allocation Fund
■	Absolute Return Tracker Fund
■	Managed Futures Strategy Fund
■	MLP Energy Infrastructure Fund
■	Multi-Manager Alternatives Fund
■	Multi-Asset Real Return Fund
■	Retirement Portfolio Completion Fund
■	Income Strategies Portfolio

Total Portfolio Solutions3

■	Balanced Strategy Portfolio
■	Growth and Income Strategy Portfolio
■	Growth Strategy Portfolio
■	Equity Growth Strategy Portfolio
■	Satellite Strategies Portfolio
■	Enhanced Dividend Global Equity Portfolio
■	Tax Advantaged Global Equity Portfolio

[1]	An investment in a money market fund is neither insured nor guaranteed by the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency. Although the Funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Funds.
[2]	Effective at the close of business May 3, 2013, the Goldman Sachs Structured Large Cap Growth, Structured Large Cap Value, Structured Small Cap Equity, Structured Small Cap Growth, Structured Small Cap Value, Structured U.S. Equity, Structured Emerging Markets Equity, Structured International Equity and Structured International Small Cap Funds were renamed the Goldman Sachs Large Cap Growth Insights, Large Cap Value Insights, Small Cap Equity Insights, Small Cap Growth Insights, Small Cap Value Insights, U.S. Equity Insights, Emerging Markets Equity Insights, International Equity Insights and International Small Cap Insights Funds, respectively.
[3]	Individual Funds within the Total Portfolio Solutions and Select Satellite categories will have various placement on the risk/return spectrum and may have greater or lesser risk than that indicated by the placement of the general Total Portfolio Solutions or Select Satellite category.

Financial Square FundsSM is a registered service mark of Goldman, Sachs & Co.

TRUSTEES	OFFICERS
Ashok N. Bakhru, Chairman	James A. McNamara, President
Donald C. Burke	Scott M. McHugh, Principal Financial Officer** and Treasurer
John P. Coblentz, Jr.	Caroline L. Kraus, Secretary
Diana M. Daniels
Joseph P. LoRusso
Herbert J. Markley*
James A. McNamara
Jessica Palmer
Alan A. Shuch
Richard P. Strubel
Roy W. Templin*
* Effective as of October 15, 2013.
** Effective as of November 14, 2013, Mr. McHugh was appointed Principal Financial Officer.

GOLDMAN, SACHS & CO.	GOLDMAN SACHS ASSET MANAGEMENT, L.P.
Distributor and Transfer Agent	Investment Adviser

Visit our Website at www.GSAMFUNDS.com to obtain the most recent month-end returns.

Goldman Sachs Asset Management, L.P. 200 West Street, New York, New York 10282

The reports concerning the Funds included in this shareholder report may contain certain forward-looking statements about the factors that may affect the performance of the Funds in the future. These statements are based on Fund management’s predictions and expectations concerning certain future events and their expected impact on the Funds, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors that may influence the future performance of the Funds. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities and information regarding how a Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (i) without charge, upon request by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders); and (ii) on the Securities and Exchange Commission web site at http://www.sec.gov.

The Funds file their complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s web site at http://www.sec.gov within 60 days after the Funds’ first and third fiscal quarters. The Funds’ Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may also be obtained by calling 1-800-SEC-0330. Forms N-Q may be obtained upon request and without charge by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders).

Holdings and allocations shown are as of September 30, 2013 and may not be representative of future investments. Fund holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities. Current and future holdings are subject to risk.

Economic and market forecasts presented herein reflect our judgment as of the date of this presentation and are subject to change without notice. These forecasts do not take into account the specific investment objectives, restrictions, tax and financial situation or other needs of any specific client. Actual data will vary and may not be reflected here. These forecasts are subject to high levels of uncertainty that may affect actual performance. Accordingly, these forecasts should be viewed as merely representative of a broad range of possible outcomes. These forecasts are estimated, based on assumptions, and are subject to significant revision and may change materially as economic and market conditions change. Goldman Sachs has no obligation to provide updates or changes to these forecasts. Case studies and examples are for illustrative purposes only.

This material is not authorized for distribution to prospective investors unless preceded or accompanied by a current Prospectus or summary prospectus, if applicable. Investors should consider a Fund’s objective, risks, and charges and expenses, and read the summary prospectus, if available, and/or the Prospectus carefully before investing or sending money. The summary prospectus, if available, and the Prospectus contain this and other information about a Fund and may be obtained from your authorized dealer or from Goldman, Sachs & Co. by calling (retail – 1-800-526-7384) (institutional – 1-800-621-2550).

© 2013 Goldman Sachs. All rights reserved. 115409.MF.MED.TMPL/11/2013 SDFISAR13/29.7K

ITEM 2.	CODE OF ETHICS.

The information required by this Item is only required in an annual report on this Form N-CSR.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The information required by this Item is only required in an annual report on this Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

The information required by this Item is only required in an annual report on this Form N-CSR.

Item 4(e)(1) — Audit Committee Pre-Approval Policies and Procedures

Pre-Approval of Audit and Non-Audit Services Provided to the Funds of the Goldman Sachs Trust. The Audit and Non-Audit Services Pre-Approval Policy (the “Policy”) adopted by the Audit Committee of Goldman Sachs Trust (“GST”) sets forth the procedures and the conditions pursuant to which services performed by an independent auditor for GST may be pre-approved. Services may be pre-approved specifically by the Audit Committee as a whole or, in certain circumstances, by the Audit Committee Chairman or the person designated as the Audit Committee Financial Expert. In addition, subject to specified cost limitations, certain services may be pre-approved under the provisions of the Policy. The Policy provides that the Audit Committee will consider whether the services provided by an independent auditor are consistent with the Securities and Exchange Commission’s rules on auditor independence. The Policy provides for periodic review and pre-approval by the Audit Committee of the services that may be provided by the independent auditor.

De Minimis Waiver. The pre-approval requirements of the Policy may be waived with respect to the provision of non-audit services that are permissible for an independent auditor to perform, provided (1) the aggregate amount of all such services provided constitutes no more than five percent of the total amount of revenues subject to pre-approval that was paid to the independent auditors during the fiscal year in which the services are provided; (2) such services were not recognized by GST at the time of the engagement to be non-audit services; and (3) such services are promptly brought to the attention of the Audit Committee and approved prior to the completion of the audit by the Audit Committee or by one or more members of the Audit Committee to whom authority to grant such approvals has been delegated by the Audit Committee, pursuant to the pre-approval provisions of the Policy.

Pre-Approval of Non-Audit Services Provided to GST’s Investment Advisers. The Policy provides that, in addition to requiring pre-approval of audit and non-audit services provided to GST, the Audit Committee will pre-approve those non-audit services provided to GST’s investment advisers (and entities controlling, controlled by or under common control with the investment advisers that provide ongoing services to GST) where the engagement relates directly to the operations or financial reporting of GST.

Item 4(e)(2) – 0% of the audit-related fees, tax fees and other fees listed in Table 1 were approved by GST’s Audit Committee pursuant to the “de minimis” exception of Rule 2-01(c)(7)(i)(C) of Regulation S-X. In addition, 0% of the non-audit services to the GST’s service affiliates listed in Table 2 were approved by GST’s Audit Committee pursuant to the “de minimis” exception of Rule 2-01(c)(7)(i)(C) of Regulation S-X.

Item 4(f) – Not applicable.

Item 4(g) Aggregate Non-Audit Fees Disclosure

The aggregate non-audit fees billed to GST by PwC for the twelve months ended August 31, 2013 and August 31, 2012 were approximately $819,198 and $661,025 respectively. The aggregate non-audit fees billed to GST’s adviser and service affiliates by PwC for non-audit services for the twelve months ended December 31, 2012 and December 31, 2011 were approximately $10.0 million and $11.6 million respectively. With regard to the aggregate non-audit fees billed to GST’s adviser and service affiliates, the 2012 and 2011 amounts include fees for non-audit services required to be pre-approved [see Table 2] and fees for non-audit services that did not require pre-approval since they did not directly relate to GST’s operations or financial reporting.

Item 4(h) — GST’s Audit Committee has considered whether the provision of non-audit services to GST’s investment adviser and service affiliates that did not require pre-approval pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the auditors’ independence.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Schedule of Investments is included as part of the Report to Stockholders filed under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a)(1)	The information required by this Item is only required in connection with an annual report on this Form N-CSR.

(a)(2)	Exhibit 99.CERT	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 filed herewith.

(b)	Exhibit 99.906CERT	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Goldman Sachs Trust

By:	/s/ James A. McNamara

James A. McNamara
President/Principal Executive Officer
Goldman Sachs Trust

Date:	December 3, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ James A. McNamara

James A. McNamara
President/Principal Executive Officer
Goldman Sachs Trust

Date:	December 3, 2013

By:	/s/ Scott McHugh

Scott McHugh
Principal Financial Officer
Goldman Sachs Trust

Date:	December 3, 2013